JNL SERIES TRUST

JNL/Goldman Sachs 4 Fund

1 Corporate Way

Lansing, Michigan 48951

(This page has been intentionally left blank.)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 26, 2021

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Meeting”) of shareholders (the “Shareholders”) of the JNL/Goldman Sachs 4 Fund (the “Fund”), a series of the JNL Series Trust, a Massachusetts business trust (the “Trust”), will be held at the offices of Jackson National Life Insurance Company (“Jackson National”), 1 Corporate Way, Lansing, Michigan 48951 on March 26, 2021, at 4:00 p.m., Eastern Time, to consider and act upon the following proposals with respect to the Fund and to transact such other business as may properly come before the Meeting or any adjournments thereof:

  To approve investment strategy changes for the Fund (“Proposal 1”).
  To approve a proposed amendment to the Amended and Restated Investment Advisory and Management Agreement between the investment adviser, Jackson National Asset Management, LLC (“JNAM” or the “Adviser”), and the Trust, on behalf of the Fund (“Proposal 2”).
  To approve a proposed amendment to the Amended and Restated Investment Sub-Advisory Agreement between JNAM and Goldman Sachs Asset Management, L.P. (“GSAM”), appointing GSAM as sub-adviser to the Fund (“Proposal 3”).
  To approve a proposed amendment to the Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Investments Corporation (“Mellon”), appointing Mellon as sub-adviser to the Fund (“Proposal 4”).
  To approve a proposed amendment to the Amended and Restated Administration Agreement between JNAM and the Trust, on behalf of the Fund (“Proposal 5”).
  To transact such other business as may properly come before the Meeting or any adjournment thereof.

Due to the COVID-19 pandemic, Shareholders who attend the Meeting will be required to practice social distancing and to abide by all state and local restrictions. Multiple conferences rooms may be used, as applicable, depending on the number of attendees and a dial in number will be provided. Each room is subject to frequent cleanings.

The Board of Trustees of the Trust (the “Board”) unanimously recommends that Shareholders vote FOR each of Proposal 1, Proposal 2, Proposal 3, Proposal 4, and Proposal 5 (each, a “Proposal,” and together, the “Proposals”).

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Only Shareholders of record at the close of business on January 29, 2021 (the “Record Date”), shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. Jackson National and/or Jackson National Life Insurance Company of New York have fixed the close of business on March 24, 2021, as the last day on which voting instructions will be accepted.

The Meeting may be adjourned whether or not a quorum is present, by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of a Proposal to receive sufficient votes for approval. No shareholder vote shall be required for any adjournment. No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting. Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.

By Order of the Board of Trustees,

/s/ Mark D. Nerud

Mark D. Nerud

Trustee, President, and Chief Executive Officer

JNL Series Trust

February 12, 2021

Lansing, Michigan

(This page has been intentionally left blank.)

JNL SERIES TRUST

JNL/Goldman Sachs 4 Fund

1 Corporate Way

Lansing, Michigan 48951

(This page has been intentionally left blank.)

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

February 12, 2021

This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Trustees (the “Trustees” or the “Board”) of JNL Series Trust (the “Trust”), a Massachusetts business trust, of proxies to be voted at a Special Meeting (the “Meeting”) of shareholders (the “Shareholders”) of JNL/Goldman Sachs 4 Fund (the “Fund”), a series of the Trust, to be held on March 26, 2021, at 4:00 p.m. Eastern Time, in the offices of Jackson National Life Insurance Company (“Jackson National”), 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”).

Due to the COVID-19 pandemic, Shareholders who attend the Meeting will be required to practice social distancing and to abide by all state and local restrictions. Multiple conferences rooms may be used, as applicable, depending on the number of attendees and a dial in number will be provided. Each room is subject to frequent cleanings.

The purpose of the Meeting is to consider and act upon the following proposals with respect to the Fund and to transact such other business as may properly come before the Meeting or adjournments thereof:

  To approve investment strategy changes for the Fund (“Proposal 1”).

  To approve a proposed amendment to the Amended and Restated Investment Advisory and Management Agreement between the investment adviser, Jackson National Asset Management, LLC (“JNAM” or the “Adviser”), and the Trust, on behalf of the Fund (“Proposal 2”).

  To approve a proposed amendment to the Amended and Restated Investment Sub-Advisory Agreement between JNAM and Goldman Sachs Asset Management, L.P. (“GSAM”), appointing GSAM as sub-adviser to the Fund (“Proposal 3”).

  To approve a proposed amendment to the Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Investments Corporation (“Mellon”), appointing Mellon as sub-adviser to the Fund (“Proposal 4”).

  To approve a proposed amendment to the Amended and Restated Administration Agreement between JNAM and the Trust, on behalf of the Fund (“Proposal 5”).

  To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Notice, this proxy statement, and the accompanying voting instructions card were first mailed on or about February 18, 2021.

Additional Information

Additional information regarding the Trust can be found in the Trust’s most recent annual and semi-annual reports to Shareholders.

The Trust will furnish, without charge, a copy of the Trust’s semi-annual report for the period ended June 30, 2020, a copy of the Trust’s annual report for the fiscal year ended December 31, 2019 (or a copy of the Trust’s annual report for the fiscal year ended December 31, 2020, when available), or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

VOTING INSTRUCTIONS

Quorum and Voting

The Amended and Restated By-Laws of the Trust, dated September 6, 2019 (the “By-Laws”), provide that, except as otherwise provided by law, the Amended and Restated Declaration of Trust dated June 1, 1994 and amended and restated on September 25, 2017 (the “Declaration of Trust”), or the By-Laws, the holders of a majority of the shares issued and outstanding and entitled to vote at the Meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business. The presence of Jackson National and/or Jackson National Life Insurance Company of New York (“Jackson NY,” and together with Jackson National, the “Insurance Companies”), through the presence of an authorized representative, constitutes a quorum. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

1

The By-Laws further provide that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Any person giving voting instructions may revoke them at any time prior to their exercise by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Fund in accordance with all properly executed and unrevoked voting instructions. Unless otherwise specified in the proxy, the proxy shall apply to all shares of the Fund owned by the Shareholder.

Required Vote

Generally, a simple majority of votes cast is sufficient to take or authorize action upon any matter which may be presented for a Shareholder vote, unless a different vote is required by law, the Declaration of Trust or the By-Laws. Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve a proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Except as otherwise provided by law, if a Shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Meeting for purposes of determining the existence of a quorum. However, abstentions will not be counted as a vote cast on such proposal. The approval of a Proposal depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on a Proposal has the same practical effect as an instruction to vote against the Proposal.

Approval of Proposal 1 and Proposal 5 will require the affirmative vote of a majority of the votes cast by the holders of all of the Shares present or represented and voting on that Proposal.

Approval of Proposal 2, Proposal 3, and Proposal 4 will require the affirmative vote of a majority of the outstanding voting securities of the Fund, as that term is defined under the Investment Company Act of 1940, as amended, (the “1940 Act”), which is the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares.

If the Proposals are approved by Shareholders of the Fund, they will be implemented on or about April 26, 2021.

Contract Owner Voting Instructions

The Trust is organized as a Massachusetts business trust. Interests in the Fund, a series of the Trust, are represented by shares. Shares of the Fund currently are sold only to separate accounts of the Insurance Companies to fund the benefits of variable life insurance and variable annuity contracts (“Variable Contracts”) issued by the Insurance Companies, to employee benefit plans of Jackson National or directly to the Insurance Companies, or to certain funds of the Trust and the Jackson Variable Series Trust organized as funds-of-funds. Although the Insurance Companies legally own all of the shares of the Fund held in their respective separate accounts that relate to Variable Contracts, a portion of the value of your Variable Contract is invested by the relevant Insurance Company, as provided in your Variable Contract, in shares of the Fund.

You have the right under the interpretations of the 1940 Act to instruct the Insurance Company how to vote the shares attributable to your Variable Contract. Owners of Variable Contracts (the “Contract Owners”) at the close of business on January 29, 2021 (the “Record Date”), will be entitled to notice of the Meeting and to instruct the relevant Insurance Company how to vote at the Meeting or any adjourned session. The Insurance Company will vote all such shares in accordance with the voting instructions timely given by the Contract Owners with assets invested in the Fund. Shares for which an Insurance Company receives a voting instruction card that is signed, dated, and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of a Proposal. Shares for which an Insurance Company receives no timely voting instructions from a Contract Owner will be voted by the applicable Insurance Company either for or against approval of the applicable Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners have provided voting instructions to the Insurance Company. The Insurance Companies and their affiliates will vote their own shares and shares held by other regulated investment companies in the same proportion as voting instructions timely given by Contract Owners. As a result, a small number of Contract Owners may determine the outcome of the vote.

Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Variable Contracts as of the Record Date. The Insurance Companies have fixed the close of business on March 24, 2021, as the last day on which voting instructions will be accepted.

2

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the Trust receives an insufficient number of votes to approve a Proposal, the Meeting may be adjourned to permit the solicitation of additional votes.

The Meeting may be adjourned by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of a Proposal to receive sufficient votes for approval. No Shareholder vote shall be required for any adjournment. No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting. Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to the Meeting by submitting to the Insurance Companies a superseding voting instruction form or written notice of revocation or by appearing and voting in person at the Meeting. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Fund in accordance with all properly executed and un-revoked voting instructions.

3

SUMMARY OF PROPOSAL S

Proposal 1	To approve investment strategy changes for the Fund.
Proposal 2	To approve a proposed amendment to the Amended and Restated Investment Advisory and Management Agreement between the investment adviser, JNAM, and the Trust, on behalf of the Fund.
Proposal 3	To approve a proposed amendment to the Amended and Restated Investment Sub-Advisory Agreement between JNAM and GSAM, appointing GSAM as sub-adviser to the Fund.
Proposal 4	To approve a proposed amendment to the Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, appointing Mellon as sub-adviser to the Fund.
Proposal 5	To approve a proposed amendment to the Amended and Restated Administration Agreement between JNAM and the Trust, on behalf of the Fund.

PROPOSAL 1: To approve investment strategy changes for the fund.

Introduction

The Trust, a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 139 funds, including the Fund. This proxy statement is being furnished to Shareholders of the Fund and relates to certain fund changes that will convert the Fund from a fund-of-funds to a managed fund. The Trust is providing this proxy statement to Shareholders investing in the Fund as of January 29, 2021, the Record Date.

The following changes are being proposed:

•	changes to the Fund’s investment strategy;
•	the appointment of GSAM and Mellon as the Fund’s co-sub-advisers;
•	changes to the Fund’s advisory fee and administrative fee structures.

JNAM serves as the investment adviser to the Trust and provides the funds of the Trust with professional investment supervision and management. JNAM is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). JNAM is a wholly owned subsidiary of Jackson National, a U.S. based financial services company. Jackson National is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America or with the Prudential Assurance Company, a subsidiary of M&G plc, a company incorporated in the United Kingdom. Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer under the Bermuda Insurance Act 1978, owns a minority interest in Jackson Financial Inc. Prudential plc is also the ultimate parent of PPM America, Inc. JNAM also serves as the Fund’s administrator.

As the investment adviser to the Trust, JNAM selects, contracts with, and compensates the sub-advisers to manage the investment and reinvestment of the assets of the funds of the Trust. JNAM monitors the compliance of the sub-advisers with the investment objectives and related policies of the funds of the Trust, reviews the performance of the sub-advisers, and reports periodically on such performance to the Board. Under the terms of each of the sub-advisory agreements, the sub-adviser is responsible for supervising and managing the investment and reinvestment of the assets of the fund(s) and for directing the purchase and sale of their fund’s investment securities, subject to the oversight and supervision of JNAM the Board.  The sub-advisers formulate a continuous investment program for a fund consistent with its investment strategies, objectives and policies outlined in its prospectus.  Each sub-adviser implements such program by purchases and sales of securities and regularly reports to JNAM and the Board with respect to the implementation of such program. As compensation for its sub-advisory services, each sub-adviser receives a fee from JNAM, computed separately for the applicable fund, stated as an annual percentage of the fund’s net assets. JNAM currently is obligated to pay the sub-advisers out of the advisory fee it receives from the applicable fund.

Overview and Board Approval

At a meeting held on December 1-3, 2020 (the “December 2020 Board Meeting”), the Board, including the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of the Trust voted to approve changes, effective on or about April 26, 2021 (“Effective Date”), to the Fund’s investment strategy and advisory, sub-advisory, and administrative fee structures, subject to approval by Shareholders.

Specifically, the Board, including the Independent Trustees, voted to approve the appointment of GSAM and Mellon as co-sub-advisers to the Fund and a corresponding amendment to each of the following agreements: (1) the Trust’s existing Amended and Restated Investment Sub-Advisory Agreement between JNAM and GSAM, effective December 1, 2012, as amended (“GSAM Sub-Advisory Agreement”), appointing GSAM as a sub-adviser to the Fund, effective on or about the Effective Date, subject to approval by Shareholders; and (2) the Trust’s existing Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012, as amended (“Mellon Sub-Advisory Agreement”), appointing Mellon as a sub-adviser to the Fund, effective on or about the Effective Date, subject to approval by Shareholders. In addition, the Board approved changes to the Fund’s investment strategy, which are also proposed to be effective on or about the Effective Date, subject to approval by Shareholders. These changes are referred to as the “Strategy Changes” in this proxy statement.

The Fund is currently structured as a fund-of-funds and allocates its assets among certain underlying funds that are advised by JNAM. Pending Shareholder approval of the Proposals and as a result of the Strategy Changes, the Fund will change from a fund-of-funds to a managed fund. JNAM will continue to serve as its investment adviser, but it is proposed that GSAM and Mellon will serve as the Fund’s new sub-advisers. The Fund’s current advisory and administrative fees are based on the Fund’s fund-of-funds structure. Generally, fees are lower for funds-of-funds because JNAM is also compensated by the underlying funds in which a fund-of-funds, like the Fund, invests.

4

As a result of the structural change from a fund-of-funds to a managed Fund, it is further proposed that an advisory fee will be instituted for the Fund (the Fund currently pays no advisory fee), that the Fund’s administrative fee will increase and that the Fund will be subject to new sub-advisory fees, as described in Proposal 2 (advisory fee), Proposals 3 and 4 (sub-advisory fees), and Proposal 5 (administrative fee).

The Amended and Restated Investment Advisory and Management Agreement between JNAM and the Trust, on behalf of the Fund, effective July 1, 2013, as amended (the “Advisory Agreement”), was last approved by the Board, including the Independent Trustees, of the Fund at a meeting held on August 25-27, 2020. At the December 2020 Board Meeting, in connection with the Strategy Changes, the Board, including the Independent Trustees, of the Fund voted to approve (i) an amendment to the Advisory Agreement reflecting the increased advisory fee, (ii) an amendment to the GSAM Sub-Advisory Agreement approving GSAM as a sub-adviser to the Fund and the sub-advisory fee for the Fund, (iii) an amendment to the Mellon Sub-Advisory Agreement approving Mellon as a sub-adviser to the Fund and the sub-advisory fee for the Fund, and (iv) an amendment to the Amended and Restated Administration Agreement between JNAM and the Trust, on behalf of the Fund, effective July 1, 2013, as amended (the “Administration Agreement”), reflecting the increased administrative fee for the Fund. These fee changes are referred to as the “Fee Changes” in this proxy statement and are proposed to be effective on or about the Effective Date, subject to approval by Shareholders.

Each of GSAM and Mellon currently serves as a sub-adviser to one or more funds of the Trust pursuant to the GSAM Sub-Advisory Agreement and Mellon Sub-Advisory Agreement, respectively.

Despite the proposed increases in the Fund’s current advisory and administrative fees and the new sub-advisory fees, it is expected that the Fund’s total annual operating expenses will decrease as a result of the Strategy Changes and Fee Changes described in this proxy statement. This is because, as a managed fund, the Fund will no longer incur “acquired fund fees and expenses” from its investment in underlying funds. The Fund’s total annual operating expenses are expected to decrease beginning on or about the Effective Date, as discussed in more detail below.

Information Regarding Strategy Changes

JNAM is recommending certain investment strategy changes for the Fund, which is currently a fund-of-funds. The Strategy Changes are being proposed to convert the Fund from a fund-of-funds that is designed to invest in a group of underlying funds to a managed fund that invests in securities directly.

JNAM will continue to serve as the Fund’s investment adviser, but it is proposed that GSAM and Mellon will serve as new sub-advisers to the Fund. In acting as the Fund’s new sub-advisers, GSAM will be responsible the selection and allocation of investments, and Mellon will be responsible for trading services for the Fund. As a managed fund, the Fund will seek to achieve its objective by investing in stocks of approximately 150 distinct companies included in the S&P 500® Index. GSAM will select investments using three equally weighted factors: quality (which will emphasize competitive advantage), value (which will emphasize dividend income and growth and intrinsic value), and momentum. GSAM will also incorporate S&P Quality Rankings and S&P Global Ratings Issuer Credit Ratings in the selection process.

If Shareholders approve the Strategy Changes, the Fund’s investment strategies will be revised to reflect that the Fund will no longer invest in underlying funds and to reflect GSAM’s quality, value, and momentum strategies. A comparison of the Fund’s current and proposed investment objective and principal investment strategies is shown in the table below.

5

Current Investment Objective and Principal Investment Strategies	Proposed Investment Objective and Principal Investment Strategies
Investment Objective The investment objective of the Fund is capital appreciation.	Investment Objective The investment objective of the Fund is capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing in Class I shares of the following Funds (“Underlying Funds”):

  25% in the JNL/Goldman Sachs Competitive Advantage Fund;
  25% in the JNL/Goldman Sachs Dividend Income & Growth Fund;
  25% in the JNL/Goldman Sachs Intrinsic Value Fund; and
  25% in the JNL/Goldman Sachs Total Yield Fund.

Under all market conditions, the Fund seeks to maintain the aforementioned target weights to the Underlying Funds, although market movements may result in some variance around the target weights. The daily flows in and out of the Fund are allocated in a manner to help minimize dispersion from the target weights of the Underlying Funds.

The investment policies and risks of the Underlying Funds are further described elsewhere in the prospectus. It should be noted that the Fund’s investment objective and investment strategies remain constant regardless of which Underlying Funds the Fund is invested in.

Principal Investment Strategies No corresponding strategy.
6

Current Investment Objective and Principal Investment Strategies	Proposed Investment Objective and Principal Investment Strategies

The JNL/Goldman Sachs Competitive Advantage Fund seeks capital appreciation by investing in the stock of anywhere from 30 to 90 distinct companies (generally ranging from 35 to 50 distinct companies) included in the S&P 500® Index that are believed to have superior profitability, as measured by return on invested capital, and trade at relatively attractive valuations. Goldman Sachs Asset Management, L.P. (“GSAM”) excludes stocks it views as lower quality using the S&P Quality Rankings. GSAM will choose only one share class of a company to be represented in the Fund if the stock selection model selects multiple share classes of the same company.

The Fund is comprised of three distinct sub-portfolios, each of which selects 30 company names and rebalances on a separate date. The 30 names included in a sub-portfolio could overlap with some or all of the names in any of the other sub-portfolios. The sub-portfolios separately are selected and rebalance on or about the first business day of March, September or December of each year. Additionally, on or about the first business day of December of each year, the Fund rebalances the size of the three separate sub-portfolios to ensure equal weighting of the sub-portfolios. GSAM and Mellon Investments Corporation (collectively, “Sub-Advisers”) generally use a buy and hold strategy, executing trades only on or around each stock selection date, when cash flow activity occurs in the Fund and for dividend reinvestment purposes.

S&P Quality Rankings

Growth and stability of earnings and dividends are deemed key elements in establishing earnings and dividend rankings for common stocks. This process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings. The final score for each stock is measured against a scoring matrix determined by an internal analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+ Highest

A High

A- Above Average

B+ Average

B Below Average

B- Lower

C Lowest

D In Reorganization

NR Not Ranked

Certain provisions of the Investment Company Act of 1940, as amended (“1940 Act”), and other U.S. “Federal Securities Laws” may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. The 1940 Act and other Federal Securities Laws may also limit or prohibit the Funds from making certain investments.

The Fund may invest in a combination of exchange-traded funds (“ETFs”) to assist with fund rebalances and to meet redemption or purchase requests.

The Fund may invest in financial futures, a type of derivative, to obtain market exposure consistent with the Fund’s investment objective and strategies, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective.

No corresponding strategy.
7

Current Investment Objective and Principal Investment Strategies	Proposed Investment Objective and Principal Investment Strategies

The JNL/Goldman Sachs Dividend Income & Growth Fund seeks capital appreciation capital appreciation with a secondary focus on current income by investing in the stock of anywhere from 33 to 99 distinct companies (generally ranging from 35 to 50 distinct companies) included in the S&P 500® Index that have attractive dividend yields and strong capital structures as determined by Goldman Sachs Asset Management, L.P. (“GSAM”). The holdings in the portfolio are selected from all 11 sectors of the economy identified in the S&P 500 Index. GSAM will choose only one share class of a company to be represented in the Fund if the stock selection model selects multiple share classes of the same company.

GSAM incorporates S&P Quality Rankings and S&P Global Ratings Issuer Credit Ratings in the selection process.

The Fund is comprised of three distinct sub-portfolios, each of which selects 33 company names and rebalances on a separate date. The 33 names included in a sub-portfolio could overlap with some or all of the names in any of the other sub-portfolios. The sub-portfolios separately are selected and rebalance on or about the first business day of March, September or December of each year. Additionally, on or about the first business day of December of each year, the Fund rebalances the size of the three separate sub-portfolios to ensure equal weighting of the sub-portfolios. GSAM and Mellon Investments Corporation (collectively, “Sub-Advisers”) generally use a buy and hold strategy, executing trades only on or around each stock selection date, when cash flow activity occurs in the Fund and for dividend reinvestment purposes.

S&P Quality Rankings

Growth and stability of earnings and dividends are deemed key elements in establishing earnings and dividend rankings for common stocks. This process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings. The final score for each stock is measured against a scoring matrix determined by an internal analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+ Highest

A High

A- Above Average

B+ Average

B Below Average

B- Lower

C Lowest

D In Reorganization

NR Not Ranked

S&P Global Ratings Issuer Credit Ratings

S&P Global Ratings Issuer Credit Ratings (also known as credit ratings) express opinions about the ability and willingness of an issuer to meet its financial obligations in full and on time. Credit ratings can also be used to determine the credit quality of an individual debt issue, such a corporate or municipal bond, and the relative likelihood that the issue may default. Credit ratings are not an absolute measure of default probability, since there are future events that cannot be foreseen. Credit ratings are not intended as guarantees of credit quality or as exact measures of the probability that a particular issuer or debt issue will default.

S&P Global Ratings Issuer Credit Ratings opinions are based on analysis by experienced professionals who evaluate and interpret information received from issuers and other available sources to form a considered opinion. S&P Global Ratings analysts obtain information from public reports, as well as from interviews and discussions with the issuer’s management. They use that information and apply their analytical judgment to assess the entity’s financial condition, operation performance, policies and risk management strategies.

Certain provisions of the Investment Company Act of 1940, as amended (“1940 Act”), and other U.S. “Federal Securities Laws” may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. The 1940 Act and other Federal Securities Laws may also limit or prohibit the Funds from making certain investments.

The Fund may lend its securities to increase its income.

The Fund may invest in a combination of exchange-traded funds (“ETFs”) to assist with fund rebalances and to meet redemption or purchase requests.

The Fund may invest in financial futures, a type of derivative, to obtain market exposure consistent with the Fund’s investment objective and strategies, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective.

No corresponding strategy.
8

Current Investment Objective and Principal Investment Strategies	Proposed Investment Objective and Principal Investment Strategies

The JNL/Goldman Sachs Intrinsic Value Fund seeks capital appreciation capital appreciation by investing in the stock of anywhere from 30 to 90 distinct companies (generally ranging from 45 to 60 distinct companies) included in the S&P 500® Index that generate strong free cash flows and sell at relatively attractive valuations. Goldman Sachs Asset Management, L.P. (“GSAM”) will choose only one share class of a company to be represented in the Fund if the stock selection model selects multiple share classes of the same company.

GSAM excludes companies in the Financials sector from the selection. GSAM incorporates S&P Quality Rankings and S&P Global Ratings Issuer Credit Ratings in the selection process.

The Fund is comprised of three distinct sub-portfolios, each of which selects 30 company names and rebalances on a separate date. The 30 names included in a sub-portfolio could overlap with some or all of the names in any of the other sub-portfolios. The sub-portfolios separately are selected and rebalance on or about the first business day of March, September or December of each year. Additionally, on or about the first business day of December of each year, the Fund rebalances the size of the three separate sub-portfolios to ensure equal weighting of the sub-portfolios. GSAM and Mellon Investments Corporation (collectively, “Sub-Advisers”) generally use a buy and hold strategy, executing trades only on or around each stock selection date, when cash flow activity occurs in the Fund and for dividend reinvestment purposes.

S&P Quality Rankings

Growth and stability of earnings and dividends are deemed key elements in establishing earnings and dividend rankings for common stocks. This process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings. The final score for each stock is measured against a scoring matrix determined by an internal analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+ Highest

A High

A- Above Average

B+ Average

B Below Average

B- Lower

C Lowest

D In Reorganization

NR Not Ranked

S&P Global Ratings Issuer Credit Ratings

S&P Global Ratings Issuer Credit Ratings (also known as credit ratings) express opinions about the ability and willingness of an issuer to meet its financial obligations in full and on time. Credit ratings can also be used to determine the credit quality of an individual debt issue, such a corporate or municipal bond, and the relative likelihood that the issue may default. Credit ratings are not an absolute measure of default probability, since there are future events that cannot be foreseen. Credit ratings are not intended as guarantees of credit quality or as exact measures of the probability that a particular issuer or debt issue will default.

S&P Global Ratings Issuer Credit Ratings opinions are based on analysis by experienced professionals who evaluate and interpret information received from issuers and other available sources to form a considered opinion. S&P Global Ratings Standard & Poor’s Ratings Services analysts obtain information from public reports, as well as from interviews and discussions with the issuer’s management. They use that information and apply their analytical judgement to assess the entity’s financial condition, operation performance, policies and risk management strategies.

Certain provisions of the Investment Company Act of 1940, as amended (“1940 Act”), and other U.S. “Federal Securities Laws” may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. The 1940 Act and other Federal Securities Laws may also limit or prohibit the Funds from making certain investments.

The Fund may invest in a combination of exchange-traded funds (“ETFs’) to assist with fund rebalances and to meet redemption and purchase requests.

The Fund may invest in financial futures, a type of derivative, to obtain market exposure consistent with the Fund’s objective and strategies, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective.

No corresponding strategy.
9

Current Investment Objective and Principal Investment Strategies	Proposed Investment Objective and Principal Investment Strategies

The JNL/Goldman Sachs Total Yield Fund seeks capital appreciation capital appreciation by investing in the stock of anywhere from 30 to 90 distinct companies (generally ranging from 40 to 65 distinct companies) included in the S&P 500® Index that generate positive cash flow and have a strong track record, as determined by Goldman Sachs Asset Management, L.P. (“GSAM”) of returning cash to investors, such as through dividends, share repurchases or debt retirement.

GSAM excludes companies in the Banks and Utilities subsectors. GSAM incorporates positive profits measures and S&P Quality Rankings in its selection process. GSAM will choose only one share class of a company to be represented in the Fund if the stock selection model selects multiple share classes of the same company.

The Fund is comprised of three distinct sub-portfolios, each of which selects 30 company names and rebalances on a separate date. The 30 names included in a sub-portfolio could overlap with some or all of the names in any of the other sub-portfolios. The sub-portfolios separately are selected and rebalance on or about the first business day of March, September or December of each year. Additionally, on or about the first business day of December of each year, the Fund rebalances the size of the three separate sub-portfolios to ensure equal weighting of the sub-portfolios. GSAM and Mellon Investments Corporation (collectively, “Sub-Advisers”) generally use a buy and hold strategy, executing trades only on or around each stock selection date, when cash flow activity occurs in the Fund and for dividend reinvestment purposes.

S&P Quality Rankings

Growth and stability of earnings and dividends are deemed key elements in establishing earnings and dividend rankings for common stocks. This process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings. The final score for each stock is measured against a scoring matrix determined by an internal analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+ Highest

A High

A- Above Average

B+ Average

B Below Average

B- Lower

C Lowest

D In Reorganization

NR Not Ranked

Certain provisions of the Investment Company Act of 1940, as amended (“1940 Act”), and other U.S. “Federal Securities Laws” may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. The 1940 Act and other Federal Securities Laws may also limit or prohibit the Funds from making certain investments.

The Fund may lend its securities to increase its income.

The Fund may invest in a combination of exchange-traded funds (“ETFs”) to assist with fund rebalances and to meet redemption or purchase requests.

The Fund may invest in financial futures, a type of derivative, to obtain market exposure consistent with the Fund’s objective and strategies, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective.

No corresponding strategy.
10

Current Investment Objective and Principal Investment Strategies	Proposed Investment Objective and Principal Investment Strategies
No corresponding strategy.

The Fund seeks to achieve its objective by investing in stocks of approximately 150 distinct companies included in the S&P 500® Index. The Fund implements its objective by using three equally weighted factors: quality, value, and momentum.

Quality Strategy

The quality strategy emphasizes competitive advantage.  The competitive advantage sub-portfolio invests in the stock of companies included in the S&P 500® Index that are believed to have superior profitability, as measured by return on invested capital, and trade at relatively attractive valuations. The holdings in this sub-portfolio are selected from all 11 sectors of the economy identified in the S&P 500 Index. Goldman Sachs Asset Management, L.P. (“GSAM”) excludes stocks it views as lower quality using the S&P Quality Rankings and excludes stocks with lower S&P Global Ratings Issuer Credit Ratings .

Value Strategies

The value strategies emphasize dividend income & growth and intrinsic value.

The dividend income & growth sub-portfolio invests in the stock of companies included in the S&P 500® Index that have attractive dividend yields and strong capital structures as determined by GSAM. The holdings in this sub-portfolio are selected from all 11 sectors of the economy identified in the S&P 500 Index. GSAM excludes stocks it views as lower quality using the S&P Quality Rankings and excludes stocks with lower S&P Global Ratings Issuer Credit Ratings .

The intrinsic value sub-portfolio invests in the stock of companies included in the S&P 500® Index that generate strong free cash flows and sell at relatively attractive valuations.  With respect to the Financials sector, the model will reference return on equity in lieu of free cash flows. The holdings in this sub-portfolio are selected from all 11 sectors of the economy identified in the S&P 500 Index. GSAM excludes stocks it views as lower quality using the S&P Quality Rankings  and excludes stocks with lower S&P Global Ratings Issuer Credit Ratings .

Momentum Strategy

The momentum sub-portfolio invests in the stock of companies included in the S&P 500® Index that exhibit high momentum based on the trailing twelve months, excluding the recent one-month.  The holdings in this sub-portfolio are selected from all 11 sectors of the economy identified in the S&P 500 Index. GSAM excludes stocks it views as lower quality using the S&P Quality Rankings and excludes stocks with lower S&P Global Ratings Issuer Credit Ratings .

No corresponding strategy.
Triblend Rebalance

A portion of each of sub-portfolio rebalances on or about the first business day of March, September or December of each year. Additionally, on or about the first business day of December of each year, the Fund rebalances the size of the three factors to ensure equal weighting.  The Fund may change the frequency and timing of its scheduled rebalances at its sole discretion. The Fund may apply situational risk exposure constraints beyond the S&P Quality Rankings and S&P Global Ratings Issuer Credit Ratings in response to extraordinary market events. GSAM and Mellon Investments Corporation (collectively, “Sub-Advisers”) generally use a buy and hold strategy, executing trades only on or around each stock selection date, when cash flow activity occurs in the Fund and for dividend reinvestment purposes.

11

Current Investment Objective and Principal Investment Strategies	Proposed Investment Objective and Principal Investment Strategies
No corresponding strategy.

GSAM incorporates S&P Quality Rankings and S&P Global Ratings Issuer Credit Ratings in the selection process.

S&P Quality Rankings

Growth and stability of earnings and dividends are deemed key elements in establishing earnings and dividend rankings for common stocks. This process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings. The final score for each stock is measured against a scoring matrix determined by an internal analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+ Highest

A High

A- Above Average

B+ Average

B Below Average

B- Lower

C Lowest

D In Reorganization

NR Not Ranked

S&P Global Ratings Issuer Credit Ratings

S&P Global Ratings Issuer Credit Ratings (also known as credit ratings) express opinions about the ability and willingness of an issuer to meet its financial obligations in full and on time. Credit ratings can also be used to determine the credit quality of an individual debt issue, such a corporate or municipal bond, and the relative likelihood that the issue may default. Credit ratings are not an absolute measure of default probability, since there are future events that cannot be foreseen. Credit ratings are not intended as guarantees of credit quality or as exact measures of the probability that a particular issuer or debt issue will default.

S&P Global Ratings Issuer Credit Ratings opinions are based on analysis by experienced professionals who evaluate and interpret information received from issuers and other available sources to form a considered opinion. S&P Global Ratings analysts obtain information from public reports, as well as from interviews and discussions with the issuer’s management. They use that information and apply their analytical judgment to assess the entity’s financial condition, operation performance, policies and risk management strategies.

No corresponding strategy.	The Fund may invest in a combination of exchange-traded funds (“ETFs”) to assist with fund rebalances and to meet redemption or purchase requests.
No corresponding strategy.	The Fund may invest in financial futures, a type of derivative, to obtain market exposure consistent with the Fund’s investment objective and strategies, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective.

Information Regarding Principal Risks

If Shareholders approve the Strategy Changes, the Fund’s principal risks will also be revised. If the Strategy Changes are approved, the principal risks will be revised consistent with the respective strategies managed by the Fund’s new sub-advisers. Such changes include the removal of allocation risk, investment in other investment companies risk, investment style risk, mid-capitalization and small-capitalization investing risk, and underlying funds risk, and the addition of accounting risk, company risk, derivatives risk, exchange-traded funds investing risk, large-capitalization risk, stock risk, and passive investment risk. A comparison of the Fund’s current principal risks and the proposed principal risks is shown in the table below.

	Current Principal Risks	Proposed Principal Risks
Accounting risk		X
Allocation risk	X
Company risk		X
Derivatives risk		X
Equity securities risk	X	X
Exchange-traded funds investing risk		X
Investment in other investment companies risk	X
Investment style risk	X
Large-capitalization investing risk		X
Limited management, trading cost and rebalance risk	X	X
Market risk	X	X
Mid-capitalization and small-capitalization investing risk	X
Model risk	X	X
Passive investment risk		X
Stock risk		X
12

	Current Principal Risks	Proposed Principal Risks
Underlying funds risk	X

For complete disclosure of the Fund’s investment objective, investment strategies, risks and other related disclosure, as well as how this disclosure is proposed to be revised, please see Appendix A.

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF PROPOSAL 1.

13

SUMMARY OF PROPOSAL 2

PROPOSAL 2: TO APPROVE A PROPOSED AMENDMENT TO THE AMENDED AND RESTATED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN JNAM AND THE TRUST, ON BEHALF OF THE FUND.

Overview

At the December 2020 Board Meeting, the Board, including the Independent Trustees, voted to approve an amendment to the Advisory Agreement, which would institute an advisory fee payable by the Fund to JNAM (the Fund currently pays no advisory fee to JNAM because JNAM is compensated by the underlying funds in which the Fund currently invests) effective on or about the Effective Date.

As discussed above, in connection with the Strategy Changes, the Fund will change from a fund-of-funds structure to a managed structure. In connection with this change from a fund-of-funds structure to a managed structure, the Fund’s overall fee structure is proposed to change. Pending Shareholder approval of the Strategy Changes, JNAM will begin to oversee the proposed new sub-advisers, GSAM and Mellon, in implementing the Fund’s new investment strategy. This, combined with the Strategy Changes, will result in changes to certain of the services JNAM currently provides for the Fund.

As the investment adviser to the Trust, JNAM provides the Trust with professional investment supervision and management under the Advisory Agreement. JNAM is registered with the SEC under the Advisers Act. Under the Trust’s Advisory Agreement, JNAM is responsible for managing the affairs and overseeing the investments of the funds and determining how voting and other rights with respect to securities owned by the funds will be exercised. JNAM also provides recordkeeping, administrative, and exempt transfer agent services to the funds and oversees the performance of services provided to the funds by other service providers, including the custodian and shareholder servicing agent. JNAM is authorized to delegate certain of its duties with respect to a fund to a sub-adviser, subject to the approval of the Board, and is responsible for overseeing that sub-adviser’s performance.

Information Concerning JNAM, the Fund’s Adviser

JNAM, located at 1 Corporate Way, Lansing, Michigan 48951, serves as the investment adviser to the Trust and provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), a U.S.-based financial services company. Jackson is a wholly owned subsidiary of Jackson Financial Inc., which is a subsidiary of Prudential plc. Prudential plc is a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd, a subsidiary of M&G plc, a company incorporated in the United Kingdom. Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer under the Bermuda Insurance Act 1978, owns a minority interest in Jackson Financial Inc. Prudential plc is also the ultimate parent of PPM America, Inc.

JNAM was organized in 2000 under the laws of Michigan, and managed or advised assets totaling $261.1 billion as of December 31, 2020.

JNAM plays an active role in advising and monitoring each fund and sub-adviser. When appropriate, JNAM recommends to the Board potential sub-advisers for a fund. For those funds managed by a sub-adviser, JNAM monitors each sub-adviser’s fund management team to determine whether its investment activities remain consistent with the funds’ investment strategies and objectives. JNAM also monitors changes that may impact the sub-adviser’s overall business, including the sub-adviser’s operations and changes in investment personnel and senior management, and regularly performs due diligence reviews of each sub-adviser. In addition, JNAM obtains detailed, comprehensive information concerning each fund’s and sub-adviser’s performance and fund operations. JNAM is responsible for providing regular reports on these matters to the Board.

Executive/Principal Officers, Directors, and General Partners of JNAM, located at 1 Corporate Way, Lansing, Michigan, 48951:

Names	Title
Mark D. Nerud*	President, Chief Executive Officer, Managing Board Member
Susan S. Rhee**	Secretary, Senior Vice President and General Counsel
Daniel W. Koors**	Chief Operating Officer and Senior Vice President
Richard J. Gorman**	Senior Vice President and Chief Compliance Officer
Joseph B. O’Boyle**	Vice President – Compliance
Eric A. Bjornson	Vice President – Operations
Garett J. Childs**	Controller, Vice President – Finance and Risk
William P. Harding**	Senior Vice President and Chief Investment Officer
Kristan L. Richardson	Assistant Secretary
Paul C. Myers	Managing Board Member and Chairman
Bradley O. Harris	Managing Board Member
Alison R. Reed	Managing Board Member
14

Names	Title
Michael A. Costello	Managing Board Member
Mia K. Nelson**	Assistant Vice President – Tax
Emily J. Bennett**	Assistant Vice President – Legal and Associate General Counsel
Andrew Tedeschi**	Vice President
*	Also a Trustee and officer of the Trust.
**	Also an officer of the Trust.

The following person(s) beneficially own 10% or more of the outstanding voting securities of JNAM:

Names	Address
Jackson National Life Insurance Company	1 Corporate Way, Lansing, Michigan 48951

No Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2020, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which JNAM, any parent or subsidiary of JNAM, or any subsidiary of the parent of such entities was or is to be a party.

Information Regarding the Advisory Agreement with JNAM

JNAM is the adviser to all of the funds of the Trust, pursuant to the Advisory Agreement. The Advisory Agreement was most recently approved by the Board with respect to the Fund at a meeting held on August 25-27, 2020, and was most recently approved by shareholders of all series of the Trust then in existence on October 10, 2000, in connection with an arrangement that would permit the investment adviser (formerly known as Jackson National Financial Services, LLC), with Board approval, to enter into or amend sub-advisory agreements without shareholder approval.

At the December 2020 Board Meeting, the Board, including the Independent Trustees, voted to approve the amendment to the Advisory Agreement, subject to Shareholder approval. The following description of the Advisory Agreement is qualified by the Advisory Agreement, attached as Appendix B.

Under the Advisory Agreement, JNAM is responsible for managing the affairs and overseeing the investments of the Fund and determining how voting and other rights with respect to securities owned by the Fund will be exercised. JNAM also provides recordkeeping, administrative and exempt transfer agent services to the Fund and oversees the performance of services provided to the Fund by other service providers, including the custodian and shareholder servicing agent. JNAM is authorized to delegate certain of its duties with respect to the Fund to a sub-adviser, subject to the approval of the Board, and is responsible for overseeing that sub-adviser’s performance. JNAM is solely responsible for payment of any fees to the sub-adviser.

The Advisory Agreement provides that it will remain in effect through September 30th each year, and thereafter only so long as the continuance is approved at least annually by September 30th by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund, and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust. The Advisory Agreement may be terminated by the Adviser at any time with the consent of the Trustees (including a majority of the Independent Trustees), without payment of any penalty, on like notice to the Trust, provided, however, that the Advisory Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust, or after six months’ written notice, whichever is earlier. The Advisory Agreement also terminates automatically in the event of its assignment.

15

The Advisory Agreement generally provides that the Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services including, without limitation, any error of judgment or mistake of law or for any loss suffered by the funds in connection with the performance of the Adviser’s duties under the Advisory Agreement, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. There are no material changes to the Advisory Agreement resulting from the changes described herein, except the advisory fee change for the Fund described below.

Material Terms of the Amendment to the Advisory Agreement

The proposed amendment to the Advisory Agreement will increase the advisory fee to be paid by the Fund, as shown below. The proposed amendment does not modify any other material terms of the Advisory Agreement. If Shareholders approve Proposal 2, the term of the amendment will commence on or about the Effective Date. The amendment and the Advisory Agreement, as amended, are attached to this proxy statement as Appendix B.

All services under the amendment must be provided in accordance with the provisions of the 1940 Act and any rules and regulations thereunder, the Securities Act of 1933 and any rules and regulations thereunder, the Internal Revenue Code of 1986, any other applicable provisions of law, the Trust’s Declaration of Trust and By-Laws, and policies adopted by the Trustees and the investment policies of the Fund as adopted by the Board and as disclosed in the Fund’s registration statements on file with the SEC, as amended from time to time.

JNL/Goldman Sachs 4 Fund
Current Advisory Fee Rates
Net Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
All Assets	0%

JNL/Goldman Sachs 4 Fund
Proposed Advisory Fee Rates
Net Assets	Rate
$0 to $500 million	0.300%
$500 million to $3 billion	0.250%
$3 billion to $5 billion	0.240%
Over $5 billion	0.230%

The following table sets forth the aggregate amount of advisory fees paid by the Fund to JNAM for the year ended December 31, 2020. Assuming the proposed amendment to the Advisory Agreement was in place for the year ended December 31, 2020, the pro forma advisory fees would have been higher, as shown below.

Fund Name	Actual Aggregate Fees for Year Ended December 31, 2020*	Pro Forma Aggregate Fees for Year Ended December 31, 2020*	Difference Between the Actual Aggregate Fees and Pro Forma Aggregate Fees for Year Ended December 31, 2020 (%)*
JNL/Goldman Sachs 4 Fund	$0	$13,159,057	100%
*	These figures do not reflect the expenses of the Variable Contracts or the separate account through which a shareholder indirectly invests in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

The Board reviewed the proposed amendment to the Advisory Agreement and believes that the proposed fee schedule is fair for the services to be provided by JNAM to the Fund. If this Proposal is approved by Shareholders, the amendment to the Advisory Agreement with respect to the Fund will become effective on or about the Effective Date.

A discussion regarding the basis for the approval by the Board of Trustees of the amendment to the Advisory Agreement is contained under “Board of Trustees’ Evaluation” below.

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF PROPOSAL 2.

16

SUMMARY OF PROPOSAL 3

PROPOSAL 3: TO APPROVE A PROPOSED AMENDMENT TO THE AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND GSAM, APPROVING GSAM AS SUB-ADVISER TO THE FUND.

Overview

At the December 2020 Board Meeting, the Board, including the Independent Trustees, of the Fund voted to approve the appointment of GSAM as a sub-adviser for the Fund and to approve a corresponding amendment (the “Amendment”) to the GSAM Sub-Advisory Agreement appointing GSAM as a sub-adviser for the Fund, subject to approval by Shareholders. Pending Shareholder approval, GSAM will begin providing the day-to-day management for the Fund, effective on or about the Effective Date.

If approved by Shareholders, GSAM will be appointed as a sub-adviser for the Fund and the principal investment strategies and principal risks for the Fund will be updated per the Strategy Changes discussed above.

There is currently no sub-advisory fee structure in place for the Fund, as the Fund does not currently have a sub-adviser. The proposed sub-advisory fee will be paid by JNAM to GSAM on behalf of the Fund. As discussed above, it is proposed that the Fund will change from a fund-of-funds to a managed Fund effective on or about the Effective Date, and as a result the Fund’s total net expense ratio is expected to decrease.

Information concerning GSAM – Proposed Investment Sub-Adviser

GSAM is located at 200 West Street, New York, New York, 10282. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”).

As a sub-adviser to the Fund, GSAM will provide the Fund with investment research, advice, and supervision, and will manage the Fund consistent with its investment objective and policies (as amended per the Strategy Changes discussed above).

Executive/Principal Officers and General Partners of GSAM located at 200 West Street, New York, New York, 10282:

Names	Title
Timothy J. O’Neill	Co-Head, Investment Management Division (Co-Chief Executive Officer)
Eric S. Lane	Co-Head, Investment Management Division (Co-Chief Executive Officer)
Ellen Porges	General Counsel, Investment Management Division (Chief Legal Officer)
Judith L. Shandling	Chief Compliance Officer
Jacqueline Arthur	Chief Operating Officer
GSAM Holdings LLC	General Partner
GSAM Holdings II LLC	Limited Partner

*Information as of December 31, 2020

GSAM Holdings LLC, also located at 200 West Street, New York, New York 10282, is the general partner and principal owner of GSAM. GSAM Holdings LLC is wholly owned subsidiary of The Goldman Sachs Group, Inc., a public company that is a bank holding company, financial holding company and a worldwide, full-service financial services organization.

As of January 29, 2021, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of GSAM, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in GSAM or any other entity controlling, controlled by, or under common control with GSAM. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2020, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which GSAM, any parent or subsidiary of GSAM, or any subsidiary of the parent of such entities was or is to be a party.

Information regarding the Sub-Advisory Agreement with GSAM

GSAM is a sub-adviser to separate funds of the Trust, pursuant to the GSAM Sub-Advisory Agreement. The GSAM Sub-Advisory Agreement was most recently approved by the Board at a meeting held on August 25-27, 2020. JNAM has received an exemptive order from the SEC that permits JNAM, subject to certain conditions, to enter into agreements relating to the Trust with unaffiliated sub-advisers approved by the Board without obtaining shareholder approval. As such, the GSAM Sub-Advisory Agreement has not been approved by shareholders but is regularly reviewed by JNAM and the Board pursuant to the exemptive order.

At the December 2020 Board Meeting, the Board, including the Independent Trustees, voted to appoint GSAM as a sub-adviser to the Fund and approved the Amendment to the GSAM Sub-Advisory Agreement, subject to Shareholder approval. The following description of the GSAM Sub-Advisory Agreement is qualified by the GSAM Sub-Advisory Agreement, attached as Appendix C.

17

Under the GSAM Sub-Advisory Agreement, GSAM provides investment portfolio management services to certain funds of the Trust. GSAM is responsible for managing the investment and reinvestment of the assets of those funds, subject to the oversight and supervision of JNAM and the Board. GSAM is also responsible for supervising and directing the investments of each fund in accordance with its investment objective, program, and restrictions.

The GSAM Sub-Advisory Agreement provides that it will remain in effect through September 30th each year, and thereafter only so long as the continuance is approved at least annually by September 30th by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund, and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The GSAM Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or by the vote of a majority of the outstanding voting securities of each fund for which GSAM is appointed sub-adviser, or by JNAM with the consent of the Board (including a majority of the Independent Trustees), or on sixty days’ written notice by GSAM to the Trust. The GSAM Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The GSAM Sub-Advisory Agreement generally provides that GSAM, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the funds in connection with the performance of GSAM’s duties under the GSAM Sub-Advisory Agreement or its failure to perform due to events beyond its reasonable control, except for a loss resulting from willful malfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the GSAM Sub-Advisory Agreement.

If the appointment of GSAM as a sub-adviser to the Fund is approved by Shareholders, JNAM will be obligated to pay GSAM out of the advisory fee it receives from the Fund.

Material Terms of the Amendment to the GSAM Sub-Advisory Agreement

The Amendment adds the Fund to the current GSAM Sub-Advisory Agreement. In all material respects, the Amendment does not modify the material terms of the GSAM Sub-Advisory Agreement, and (other than with respect to the specified fee rate for the Fund) the same terms will apply to the Fund as currently apply to the existing funds for which GSAM serves as sub-adviser. If Shareholders approve the Proposal, the term of the Amendment will commence on or about the Effective Date. The Amendment and the GSAM Sub-Advisory Agreement, as amended, are attached to this proxy statement as Appendix C.

Under the Amendment, GSAM would provide sub-advisory services to the Fund, including making decisions regarding the acquisitions, holding, or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time. All services under the Amendment must be provided in accordance with the provisions of the 1940 Act and any rules and regulations thereunder, the Securities Act of 1933 and any rules and regulations thereunder, the Internal Revenue Code of 1986, any other applicable provisions of law, the Trust’s Declaration of Trust and By-Laws, and policies adopted by the Trustees and the investment policies of the Fund as adopted by the Board and as disclosed in the Fund’s registration statements on file with the SEC, as amended from time to time.

The advisory fees to be paid by the Fund are described above in Proposal 2. JNAM is responsible for paying all sub-advisers out of its own resources. As noted above, there is not currently a sub-advisory fee structure for the Fund. If Proposal 3 is approved, JNAM will pay GSAM a sub-advisory fee equal to a percentage of the Fund’s average daily net assets attributable to the Fund, based on the below schedule.

JNL/Goldman Sachs 4 Fund
Proposed Sub-Advisory Fee Rates
Average Daily Net Assets	Annual Rate
$0 to $1 billion	0.08%
$1 billion to $3 billion	0.07%
Over $3 billion	0.05%

The following table sets forth the aggregate amount of sub-advisory fees paid by JNAM, on behalf of the Fund, for the year ended December 31, 2020. Assuming the Amendment to the GSAM Sub-Advisory Agreement was in place for the year ended December 31, 2020, the pro forma sub-advisory fees would have been higher, as shown below.

Actual Aggregate Fees for Year Ended December 31, 2020*	Pro Forma Aggregate Fees for Year Ended December 31, 2020*	Difference Between the Actual Aggregate Fees and Pro Forma Aggregate Fees for Year Ended December 31, 2020 (%)*
$0	$3,332,404	100%
*	These figures do not reflect the expenses of the Variable Contracts or the separate account through which a shareholder indirectly invests in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

18

Portfolio Management

The Fund will be managed by a team of GSAM investment professionals acting together to manage the assets of the Fund in accordance with GSAM’s quality, value, and momentum strategies. The portfolio managers of the Fund are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The Fund’s proposed portfolio managers and a summary of their background and experience is set forth below.

Marcus Ng, CFA is a portfolio manager on the Quantitative Investment Strategies (QIS) team within GSAM. He joined GSAM in 2019 as a vice president. Prior to joining GSAM, Mr. Ng was at S&P Investment Advisory Services (“SPIAS”), having joined in 2006. He managed the advisory quantitative equity portfolios and was responsible for quantitative portfolio research to enhance existing models and develop new strategies. Prior to joining SPIAS, Mr. Ng worked for the ClariFI® group at S&P Global Market Intelligence (formerly S&P Capital IQ) advising clients on how to use the full suite of technologies in the development of quantitative equity strategies. Mr. Ng holds a Master of Science in Investment Management from Boston University and a Bachelor of Science degree in Physics from California Institute of Technology. He is also a CFA charterholder.

Nicholas Chan, CFA is a portfolio manager on the Quantitative Investment Strategies (QIS) team within GSAM. He also oversees the team’s client portfolio management effort in the Americas and Bengaluru. Mr. Chan joined Goldman Sachs in 2000. He earned an AB in International Relations, with honors and Phi Beta Kappa, from Stanford University in 2000 and an MBA from Harvard Business School in 2006. He is a CFA charterholder.

Other Investment Companies Sub-Advised by GSAM

Because the Fund is customized for the Trust, GSAM does not act as an adviser to any other investment companies having similar investment objectives and policies as those of the Fund.

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF PROPOSAL 3.

19

SUMMARY OF PROPOSAL 4

PROPOSAL 4: TO APPROVE A PROPOSED AMENDMENT TO THE AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JNAM AND MELLON, APPROVING MELLON AS SUB-ADVISER TO THE FUND.

Overview

At the December 2020 Board Meeting, the Board, including the Independent Trustees, of the Fund voted to approve the appointment of Mellon as a sub-adviser for the Fund and to approve a corresponding amendment (the “Amendment”) to the Mellon Sub-Advisory Agreement appointing Mellon as a sub-adviser for the Fund, subject to approval by Shareholders. Pending Shareholder approval, Mellon will begin managing the investment of the Fund’s portfolio assets according to the allocations by GSAM, effective on or about the Effective Date.

If approved by Shareholders, Mellon will be appointed as a sub-adviser for the Fund and the principal investment strategies and principal risks for the Fund will be updated per the Strategy Changes discussed above.

There is currently no sub-advisory fee structure in place for the Fund, as the Fund does not currently have a sub-adviser. The proposed sub-advisory fee will be paid by JNAM to Mellon on behalf of the Fund. As discussed above, it is proposed that the Fund will change from a fund-of-funds to a managed Fund effective on or about the Effective Date, and as a result the Fund’s total net expense ratio is expected to decrease.

Information concerning Mellon – Proposed Investment Sub-Adviser

Mellon is a corporation organized under the laws of the State of Delaware and is an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon Corp.”). Mellon and BNY Mellon Corp. are headquartered at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108.

As a sub-adviser to the Fund, Mellon will be responsible for managing the investment of the Fund’s portfolio assets according to the allocations by GSAM. Mellon will direct portfolio transactions, as required, to closely replicate the allocation instructions prepared by GSAM.

Executive/Principal Officers and Directors of Mellon located at One Boston Place, Boston, Massachusetts 02108:

Names	Title
James D. Mac Intyre	Chairman, President & Chief Executive Officer, Director
Renee LaRoche-Morris	Director
Michael Germano	Chief Operations Officer and Director
Tina King	Director
Hanneke Smits	Director
Jennifer Cassedy	Chief Compliance Officer
Parker W. Wertz	Chief Financial Officer

The following person(s) beneficially own 10% or more of the outstanding voting securities of Mellon:

MBC Investments Corporation owns between 80% and 100% of Mellon Investments Corporation (Mellon), with up to 20% owned by certain Mellon employees through authorized employee class restricted shares. MBC Investments Corporation is 100% owned by BNY Mellon IHC, LLC, which is 100% owned by The Bank of New York Mellon Corporation.

As of January 29, 2021, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of Mellon, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in Mellon or any other entity controlling, controlled by, or under common control with Mellon. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2020, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which Mellon, any parent or subsidiary of Mellon, or any subsidiary of the parent of such entities was or is to be a party.

20

Information regarding the Sub-Advisory Agreement with Mellon

Mellon is a sub-adviser to separate funds of the Trust, pursuant to the Mellon Sub-Advisory Agreement. The Mellon Sub-Advisory Agreement was most recently approved by the Board at a meeting held on August 25-27, 2020. JNAM has received an exemptive order from the SEC that permits JNAM, subject to certain conditions, to enter into agreements relating to the Trust with unaffiliated sub-advisers approved by the Board without obtaining shareholder approval. As such, the Mellon Sub-Advisory Agreement has not been approved by shareholders but is regularly reviewed by JNAM and the Board pursuant to the exemptive order.

At the December 2020 Board Meeting, the Board, including the Independent Trustees, voted to appoint Mellon as a sub-adviser to the Fund and approved the Amendment to the Mellon Sub-Advisory Agreement, subject to Shareholder approval. The following description of the Mellon Sub-Advisory Agreement is qualified by the Mellon Sub-Advisory Agreement, attached as Appendix D.

Under the Mellon Sub-Advisory Agreement, Mellon provides investment portfolio management services to certain funds of the Trust. Mellon is responsible for managing the investment and reinvestment of the assets of those funds, subject to the oversight and supervision of JNAM and the Board. Mellon is also responsible for supervising and directing the investments of each fund in accordance with its investment objective, program, and restrictions.

The Mellon Sub-Advisory Agreement provides that it will remain in effect through September 30th each year, and thereafter only so long as the continuance is approved at least annually by September 30th by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund, and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Mellon Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or by the vote of a majority of the outstanding voting securities of each fund for which Mellon is appointed sub-adviser, or by JNAM with the consent of the Board (including a majority of the Independent Trustees), or on sixty days’ written notice by Mellon to the Trust. The Mellon Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The Mellon Sub-Advisory Agreement generally provides that Mellon, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the funds in connection with the performance of Mellon’s duties under the Mellon Sub-Advisory Agreement or its failure to perform due to events beyond its reasonable control, except for a loss resulting from willful malfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Mellon Sub-Advisory Agreement.

If the appointment of Mellon as a sub-adviser to the Fund is approved by Shareholders, JNAM will be obligated to pay Mellon out of the advisory fee it receives from the Fund.

Material Terms of the Amendment to the Mellon Sub-Advisory Agreement

The Amendment adds the Fund to the current Mellon Sub-Advisory Agreement. In all material respects, the Amendment does not modify the material terms of the Mellon Sub-Advisory Agreement, and (other than with respect to the specified fee rate for the Fund) the same terms will apply to the Fund as currently apply to the existing funds for which Mellon serves as sub-adviser. If Shareholders approve the Proposal, the term of the Amendment will commence on or about the Effective Date. The Amendment and the Mellon Sub-Advisory Agreement, as amended, are attached to this proxy statement as Appendix D.

Under the Amendment, Mellon would provide sub-advisory services to the Fund, including managing the investment portfolio assets according to the allocations by GSAM. Mellon will direct portfolio transactions, as required, to closely replicate the allocation instructions prepared by GSAM. All services under the Amendment must be provided in accordance with the provisions of the 1940 Act and any rules and regulations thereunder, the Securities Act of 1933 and any rules and regulations thereunder, the Internal Revenue Code of 1986, any other applicable provisions of law, the Trust’s Declaration of Trust and By-Laws, and policies adopted by the Trustees and the investment policies of the Fund as adopted by the Board and as disclosed in the Fund’s registration statements on file with the SEC, as amended from time to time.

The advisory fees to be paid by the Fund are described above in Proposal 2. JNAM is responsible for paying all sub-advisers out of its own resources. As noted above, there is not currently a sub-advisory fee structure for the Fund. If Proposal 4 is approved, JNAM will pay Mellon a sub-advisory fee equal to a percentage of the Fund’s average daily net assets attributable to the Fund, based on the below schedule.

JNL/Goldman Sachs 4 Fund
Proposed Sub-Advisory Fee Rates
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
Over $500 million	0.015%

21

The following table sets forth the aggregate amount of sub-advisory fees paid by JNAM, on behalf of the Fund, for the year ended December 31, 2020. Assuming the Amendment to the Mellon Sub-Advisory Agreement was in place for the year ended December 31, 2020, the pro forma sub-advisory fees would have been higher, as shown below.

Actual Aggregate Fees for Year Ended December 31, 2020*	Pro Forma Aggregate Fees for Year Ended December 31, 2020*	Difference Between the Actual Aggregate Fees and Pro Forma Aggregate Fees for Year Ended December 31, 2020 (%)*
$0	$864,721	100%
These figures do not reflect the expenses of the Variable Contracts or the separate account through which a shareholder indirectly invests in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Portfolio Management

The Fund will be managed by a team of Mellon investment professionals acting together to manage the assets of the Fund. Mellon will manage the investment of portfolio assets according to the allocations by GSAM. Mellon will direct portfolio transactions, as required, to closely replicate the allocation instructions prepared by GSAM. The portfolio managers of the Fund are jointly and primarily responsible for monitoring and reviewing portfolio allocations, and executing GSAM portfolio allocations. The Fund’s proposed portfolio managers and a summary of their background and experience is set forth below.

Thomas Durante, CFA, is Managing Director, Co-Head of Equity Index - Portfolio Management. Mr. Durante has been at Mellon since 2000. Mr. Durante holds a B.A. degree from Fairfield University in Accounting. Mr. Durante has been working in the investment industry since 1982. Mr. Durante heads a team of portfolio managers covering domestic and international passive equity funds. Prior to joining Mellon, he worked in the fund accounting department for Dreyfus. Mr. Durante is a member of the CFA Institute and the CFA Society of Pittsburgh. Mr. Durante has been a manager of the Fund since its inception.

Marlene Walker Smith is Director, Co-Head of Equity Index - Portfolio Management at Mellon. Ms. Walker Smith joined Mellon in 1995. She leads a team of portfolio managers covering domestic and international index portfolios, as well as corporate actions. Ms. Walker Smith has been working in the investment industry since 1990. She holds an MBA from the University of Pittsburgh and a BA from Washington & Jefferson College.

David France, CFA, is Vice President and Senior Portfolio Manager at Mellon. Mr. France joined Mellon in 2009. He has been working in the investment industry since 2009. Mr. France is responsible for managing domestic and international equity indexing portfolios. He earned an MS in finance from Loyola University Maryland and a BSBA in accounting from Duquesne University. Mr. France holds the CFA® designation and is a member of CFA Institute and CFA Society Pittsburgh.

Todd Frysinger, CFA, is Vice President and Senior Portfolio Manager at Mellon. Mr. Frysinger joined Mellon in 2007. Mr. Frysinger is responsible for managing domestic and international equity indexing portfolios. He earned an MS in finance from Boston College and a BS in finance and management from Elizabethtown College. He holds the CFA® designation and is a member of CFA Institute and CFA Society Pittsburgh.

Vlasta Sheremeta, CFA, is Vice President and Senior Portfolio Manager at Mellon. Ms. Sheremeta joined Mellon in 2011. She has been working in the investment industry since 2010. Ms. Sheremeta is responsible for managing domestic and international equity indexing portfolios. Ms. Sheremeta earned an MBA from Carnegie Mellon University and a BS in business administration from the University of Pittsburgh. She holds the CFA® designation, and is a member of CFA Institute and CFA Society Pittsburgh.

Michael Stoll is Vice President and Senior Portfolio Manager at Mellon. Mr. Stoll joined Mellon in 2005. He has been working in the investment industry since 2004. Mr. Stoll is responsible for managing domestic and international equity indexing portfolios. Mr. Stoll earned a BS in civil engineering from the University of California at Irvine, and an MBA and an MS in engineering from the University of California at Berkeley.

Other Investment Companies Sub-Advised by Mellon

Because the Fund is customized for the Trust, Mellon does not act as an adviser to any other investment companies having similar investment objectives and policies as those of the Fund.

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF PROPOSAL 4.

22

SUMMARY OF PROPOSAL 5

PROPOSAL 5: TO APPROVE A PROPOSED AMENDMENT TO THE AMENDED AND RESTATED ADMINISTRATION AGREEMENT BETWEEN JNAM AND THE TRUST, ON BEHALF OF THE FUND.

Overview

At the December 2020 Board Meeting, the Board, including the Independent Trustees, of the Fund voted to approve an amendment (“Amendment”) to the Administration Agreement. In connection with the Strategy Changes described earlier in this proxy statement, the Fund will convert from a fund-of-funds to a managed fund effective on or about the Effective Date. As also described earlier in this proxy statement, the change to a managed structure will result in changes to the administrative services to be provided the Fund and the corresponding administrative fee to be paid by the Fund.

Information Regarding the Administration Agreement with JNAM

JNAM serves as the administrator to the Fund. JNAM, in its capacity as administrator, provides or procures, at its own expense, certain legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, and other administrative services necessary for the operation of the funds of the Trust. In addition, JNAM, in its capacity as administrator, also pays a portion of the costs of the Trust’s Chief Compliance Officer. In return for these services, each fund pays JNAM an administrative fee equal to a certain percentage of the fund’s average daily net assets, accrued daily and paid monthly.

Each fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Each fund is also responsible for nonrecurring and extraordinary legal fees, interest expenses, registration fees, licensing costs, directors and officers insurance, expenses related to the Trust’s Chief Compliance Officer, and the fees and expenses of the Independent Trustees and of independent legal counsel to the Independent Trustees.

At the December 2020 Board Meeting, the Board, including the Independent Trustees, voted to approve the Amendment to the Administration Agreement, subject to Shareholder approval. This description of the Administration Agreement is qualified by the Administration Agreement, attached as Appendix E.

There are no material changes to the Administration Agreement resulting from the changes described in this proxy statement, other than the fee change described below.

Material Terms of the Amendment to the Administration Agreement

The Amendment will reflect the increase in the administrative fee payable by the Fund to JNAM, as its administrator. In all material respects, the Amendment does not modify the material terms of the Administration Agreement, and (other than with respect to the specified fee rate for the Fund) the same terms will apply to the Fund as currently apply to the Fund under the Administration Agreement. If Shareholders approve the Proposal, the term of the Amendment will commence on or about the Effective Date. The Amendment and the Administration Agreement, as amended, are attached to this proxy statement as Appendix E.

Under the Amendment, JNAM would provide administrative services to the Fund that are consistent with administrative services provided to other managed funds in the Trust. The fee structure outlined below and in the Amendment will therefore bring the Fund more in line with other managed funds in the Trust.

Currently, the Fund pays JNAM an administrative fee equal to a percentage of its average daily net assets based on the below schedule.

JNL/Goldman Sachs 4 Fund Current Administrative Fee Rate
Assets	Administrative Fee
$0 to $3 billion	0.050%
Assets over $3 billion	0.045%

Pending Shareholder approval, the Fund will pay JNAM an administrative fee equal to a percentage of its average daily net assets based on the below schedule.

23

JNL/Goldman Sachs 4 Fund Proposed Administrative Fee Rate
Assets	Administrative Fee
$0 to $3 billion	0.15%
Assets over $3 billion	0.13%

The following table sets forth the aggregate amount of administrative fees paid to JNAM by the Fund for the year ended December 31, 2020. Assuming the Amendment to the Administration Agreement was in place for the year ended December 31, 2020, the pro forma administrative fees would have been higher, as shown below.

Fund Name	Actual Aggregate Administrative Fees Paid to JNAM for Year Ended December 31, 2020*	Pro Forma Aggregate Administrative Fees Proposed to be Paid to JNAM for Year Ended December 31, 2020*	Difference Between the Actual Aggregate Fees and Pro Forma Aggregate Fees for Year Ended December 31, 2020 (%)*
JNL/Goldman Sachs 4 Fund	$2,519,134	$7,444,250	196%
*	These figures do not reflect the expenses of the Variable Contracts or the separate account through which a shareholder indirectly invests in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

The Trustees believe that the proposed fee schedule is fair for the services to be provided by JNAM as administrator to the Fund. If this Proposal is approved by Shareholders, the Amendment will become effective on or about the Effective Date.

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF PROPOSAL 5.

24

JNL/Goldman Sachs 4 Fund

COMPARATIVE FEE AND EXPENSE TABLES

Although the advisory and administrative fees of the Fund are proposed to be increased and a new sub-advisory fee structure is proposed to be implemented, as discussed above, there will be no resulting increase to the Fund’s total annual operating expenses or expense examples.

Fee Tables

The following tables show the fees and expenses of the Fund and the estimated pro forma fees and expenses of shares of the Fund after giving effect to the Proposals discussed in this proxy statement. Fees and expenses for the Fund are based on those incurred for the fiscal year ended December 31, 2020. The pro forma fees and expenses of the Fund shares assume that the Proposals had been in effect for the year ended December 31, 2020. The tables below do not reflect any fees and expenses related to the Variable Contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, which would increase overall fees and expenses. Please refer to your Variable Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.30%	0.00%
Other Expenses[1]	0.05%	0.05%
Acquired Fund Fees and Expenses[2]	0.36%	0.36%
Total Annual Fund Operating Expenses[2]	0.71%	0.41%
[1]	“Other Expenses” include an Administrative Fee of 0.05%, which is payable to JNAM.
[2]	Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Pro Forma Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.30%	0.00%
Other Expenses[1]	0.14%	0.14%
Total Annual Fund Operating Expenses[2]	0.69%	0.39%
[1]	“Other Expenses” include an Administrative Fee of 0.05%, which is payable to JNAM.
[2]	Expense information has been restated to reflect current fees.

Expense Examples

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect fees and expenses related to the Variable Contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The example assumes that:

  You invest $10,000 in the Fund for the time periods indicated;
  Your investment has a 5% annual return;
  The Fund’s operating expenses remain the same as they were as of December 31, 2020; and
  You redeem your investment at the end of each time period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL/Goldman Sachs 4 Fund	1 Year	3 Years	5 Years	10 Years
Class A	$73	$227	$395	$883
Pro Forma Class A (assuming expected operating expenses if the Proposals are approved)	$70	$221	$384	$859
Class I	$42	$132	$230	$518
Pro Forma Class I (assuming expected operating expenses if the Proposals are approved)	$40	$125	$219	$493

25

BROKERAGE COMMISSIONS AND FUND TRANSACTIONS

With respect to portfolio security transactions, JNAM, GSAM, and Mellon would attempt to achieve best execution and have complete freedom as to the markets in and the broker/dealers through which they seek this result. JNAM, GSAM, and Mellon would be authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term “research, market or statistical information” may include (a) advice as to (i) the value of securities, (ii) the advisability of investing in, purchasing or selling securities, and (iii) the availability of securities or purchasers or sellers of securities and (b) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Higher commissions are authorized to be paid to firms that provide research services to the extent permitted by law. JNAM, GSAM, and Mellon would be able to use this research information in managing the Fund’s assets, as well as the assets of other clients. However, Mellon currently does not plan to use soft dollars, engage in directed brokerage or engage in cross trades with client accounts it manages in connection with the Fund’s securities transactions. Further, GSAM does not execute trades for the Fund.

Any portfolio transaction for the Fund may be executed through brokers that are affiliated with the Fund, other funds of the Trust, JNAM, and/or a sub-adviser, if, in the sub-adviser’s judgment, the use of such affiliated brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Fund a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

During the fiscal year ended December 31,2020, the Fund paid no commissions to any affiliated broker.

During the fiscal year ended December 31, 2020, the Fund paid $15,754,519 in 12b-1 fees to JNAM and/or its affiliated persons. It is expected that the services under the Amended and Restated Distribution Plan for the Trust, on behalf of the Fund, will continue after the Proposals discussed herein become effective.

BOARD OF TRUSTEES’ EVALUATION

The Board oversees the management of the Trust and the Fund and, as required by law, determines whether to approve the Advisory Agreement with JNAM, the GSAM Sub-Advisory Agreement, and the Mellon Sub-Advisory Agreement (collectively, the “Agreements”).

At the December 2020 Board Meeting, the Board, including all of the Independent Trustees, considered information relating to the appointment of GSAM and Mellon as sub-advisers to the Fund and a corresponding amendment to the Trust’s existing GSAM Sub-Advisory Agreement and Mellon Sub-Advisory Agreement. The Board also considered an amendment to the Advisory Agreement that would increase the Fund’s advisory fee in connection with the Fund’s other proposed changes.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements. The Board received, and had the opportunity to review this and other materials, ask questions and request further information in connection with its consideration of the Agreements. With respect to its approval of the Amendment to the GSAM Sub-Advisory Agreement and Mellon Sub-Advisory Agreement, the Board noted that the GSAM Sub-Advisory Agreement and Mellon Sub-Advisory Agreement were with sub-advisers that already provided services to other series of the Trust. Thus, with respect to GSAM and Mellon, the Board also considered relevant information provided at previous Board meetings. At the conclusion of the Board’s discussions, the Board approved the Agreements.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, as applicable, including: (1) the nature, quality and extent of the services to be provided; (2) the investment performance of the Fund; (3) cost of services of the Fund; (4) profitability data; (5) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows; and (6) other benefits that may accrue to JNAM, GSAM, or Mellon through their relationship with the Trust. In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM, GSAM, and Mellon and to consider the terms of the Agreements. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by JNAM and to be provided by GSAM and Mellon.

26

The Board considered the services provided by JNAM, including but not limited to the oversight of GSAM and Mellon pursuant to the Trust’s “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Fund. The Board also took into account that JNAM would monitor the performance of the various organizations that would provide services to the Fund, including the Fund’s distributor and custodian. With respect to JNAM’s oversight of GSAM and Mellon, the Board noted that JNAM would be responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on a regular basis as to the performance and operations of GSAM and Mellon.

The Board also considered the investment sub-advisory services to be provided by GSAM and Mellon. The Board noted JNAM’s evaluation of GSAM and Mellon, as well as JNAM’s recommendations, based on its review of GSAM and Mellon, in connection with its approval of the GSAM Sub-Advisory Agreement and Mellon Sub-Advisory Agreement. The Board also considered the various business-related risks JNAM faces as a result of managing the series of the Trust, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds, and responsibilities of JNAM’s senior management that would be responsible for oversight of the Fund, GSAM, and Mellon, and also reviewed the qualifications, backgrounds, and responsibilities of GSAM’s and Mellon’s portfolio managers, who would be responsible for the day-to-day management of the Fund. The Board reviewed information pertaining to JNAM’s, GSAM’s, and Mellon’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to JNAM, GSAM, and Mellon. The Board considered compliance reports about JNAM, GSAM, and Mellon from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) the Fund is likely to benefit from the nature, extent and quality of the services provided by JNAM under the Advisory Agreement and (ii) the Fund is likely to benefit from the nature, extent and quality of the services to be provided by GSAM and Mellon under the GSAM Sub-Advisory Agreement and Mellon Sub-Advisory Agreement, respectively.

Investment Performance of the Fund

The Board considered the performance of GSAM’s and Mellon’s investment mandate with a similar investment strategy compared to the Fund and the Fund’s benchmark and peer group returns. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Costs of Services

The Board reviewed the fees to be paid to JNAM, GSAM, and Mellon. The Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by GSAM and Mellon to similar clients. The Board also noted that JNAM does not manage any institutional accounts with which the Fund’s fees could be compared. Using information provided by an independent data service, the Board evaluated the Fund’s net advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”). While the Board also considered the Fund’s sub-advisory fees and compared that to the average sub-advisory fee of the peer group, the Board noted that the Fund’s sub-advisory fees would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

The Board noted that the appointment of the Fund’s sub-advisers is being proposed in conjunction with various investment strategy and fee changes to this Fund, including a change from a fund-of-funds structure to a managed fund structure. In this regard, the Board considered the proposed sub-advisory fees, noting that the Fund does not currently have a sub-advisory fee and that the proposed sub-advisory fees are lower than the peer group average. It further noted that the proposed advisory fee is higher than the current advisory fee but that the proposed total expense ratio is lower than the current total expense ratio. It also noted that the proposed total expense ratio is lower and the proposed advisory fee is higher than the respective peer group averages. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

Profitability

The Board considered information concerning the costs incurred and profits realized by JNAM and each sub-adviser. The Board determined that profits realized by JNAM and each sub-adviser were not unreasonable.

Economies of Scale

The Board considered whether the Fund’s proposed fees reflect the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, GSAM, and Mellon, the Board noted that the advisory and sub-advisory fee arrangements for the Fund contain breakpoints that decrease the fee rate as assets increase.

27

The Board considered that GSAM and Mellon have agreed to a breakpoint in their sub-advisory fee rates. The Board noted that the sub-advisory fee for each Fund is paid by JNAM (not the Fund).

The Board concluded that the fees in some measure share economies of scale with shareholders.

Other Benefits to JNAM, GSAM, and Mellon

In evaluating the benefits that may accrue to JNAM through its relationship with the Fund, the Board noted that JNAM and certain of its affiliates serve the Fund in various capacities, including as adviser, administrator, transfer agent, and distributor, and receive compensation from the Fund in connection with providing services to the Fund. The Board noted that each service provided to the Fund by JNAM or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law. The Board also noted that GSAM and Mellon may from time to time pay for portions of meetings organized by the Fund’s distributor to educate wholesalers about the funds that GSAM and Mellon manage. The Board considered JNAM’s assertion that those meetings do not yield a profit to the distributor, that a sub-adviser is not required to participate in the meetings and that recommendations to hire or fire sub-advisers are not influenced by the sub-adviser’s willingness to participate in the meetings. Lastly, the Board noted that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to GSAM and Mellon through their relationship with the Fund, the Board noted that GSAM and Mellon may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Fund or other clients of GSAM or Mellon as a result of their relationship with the Fund.

OTHER MATTERS

JNAM, located at 1 Corporate Way, Lansing, Michigan 48951, serves as the investment adviser to the Trust. JNAM is a wholly owned subsidiary of Jackson National, a U.S.-based financial services company. Jackson National is a wholly owned subsidiary of Jackson Financial Inc., which is a subsidiary of Prudential plc. Prudential plc is a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd, a subsidiary of M&G plc, a company incorporated in the United Kingdom. Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer under the Bermuda Insurance Act 1978, owns a minority interest in Jackson Financial Inc. Prudential plc is also the ultimate parent of PPM America, Inc. JNAM also serves as the Trust’s administrator. Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson. JNLD is located at 300 Innovation Drive, Franklin, Tennessee 37067.

OUTSTANDING SHARES

The Trustees have fixed the close of business on January 29, 2021, as the Record Date for the determination of the Shareholders entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full share held and to a proportionate fractional vote for each fractional share. As of the Record Date, there were issued and outstanding the following number of Fund shares:

Fund	Shares Outstanding
JNL/Goldman Sachs 4 Fund (Class A)	215,167,474.999
JNL/Goldman Sachs 4 Fund (Class I)	675,491.112

As of January 29, 2021, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

Because the shares in the Trust are sold only to the separate accounts of the Insurance Companies, certain funds of the Trust organized as funds-of-funds, and certain non-qualified retirement plans, the Insurance Companies, through the separate accounts which hold shares in the Trust as funding vehicles for the Variable Contracts and certain retirement plans, are the owners of record of substantially all of the shares of the Trust. In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes.

As may be required by applicable law and interpretations of the staff of the SEC, Jackson generally will solicit voting instructions from owners of variable insurance contracts regarding matters submitted to shareholder vote, and will vote the shares held by its separate accounts in accordance with the voting instructions received from variable contract owners to whose contracts such shares are attributable. This is sometimes referred to as “pass through” voting. Further, those shares which are owned by Jackson through its general account, and shares held in the separate accounts for which no voting instructions are received from contract owners, also will be voted by Jackson in the same proportions as those shares for which voting instructions are received from variable contract owners. This is sometimes referred to as “echo” voting.

28

As of the Record Date, January 29, 2021, no persons owned 5% or more of the shares of the Fund either beneficially or of record.

Contract Owners may be deemed to have an indirect beneficial interest in the Fund shares owned by the separate accounts. As noted above, Contract Owners have the right to give instructions to the insurance company Shareholders as to how to vote the Fund shares attributable to their Variable Contracts. As of January 29, 2021, no persons may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

CONTINGENCY PLAN

If the Proposals are not approved by Shareholders of the Fund, GSAM and Mellon will not be appointed as the sub-advisers to the Fund, and the changes described in the Proposals under the “Summary of the Proposals” section will not become effective. Further, if the Proposals are not approved, the Fund will continue to operate as it currently does. In that case, the Board will consider what, if any, course of action should be taken. While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the Shareholders of the Fund to approve the Proposals.

OTHER BUSINESS

The Trustees do not intend to present and do not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Trust does not hold regular meetings of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of Shareholders should send their written proposals to the Secretary of the Trust at the address set forth on the first page of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of Shareholders will vote in their discretion with respect to proposals submitted on an untimely basis.

SOLICITATION OF PROXIES AND CONTRACT OWNER VOTING INSTRUCTIONS

In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, telephone or personal contact by officers or employees of the Trust, JNAM or officers or employees of the Insurance Companies.

JNAM, as the Trust’s administrator, has retained the services of Donnelley Financial LLC (“DFS”), 35 West Wacker Drive, Chicago, Illinois 60601. Under the agreement between JNAM and DFS, DFS’s subcontractor, Mediant Communications (“Mediant”), 400 Regency Parkway, Suite 200, Cary, North Carolina 27519, will assist in the solicitation of voting instructions. The anticipated cost of the services to be provided by Mediant in connection with this proxy solicitation is approximately $142,984.

The costs of the printing and mailing of the Notice, this Proxy Statement, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be paid by JNAM. The Trust is not expected to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

29

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS FORM IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

/s/ Mark D. Nerud

Mark D. Nerud

Trustee, President, and Chief Executive Officer

Dated: February 12, 2021

Lansing, Michigan

30

APPENDIX A

JNL/Goldman Sachs 4 Fund

~~(formerly, JNL/S&P 4 Fund)~~

Class A

Class I

Investment Objective. The investment objective of the Fund is capital appreciation.

Expenses. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.25% ~~0.00%~~
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.14% ~~0.05%~~
~~Acquired Fund Fees and Expenses[2]~~	~~0.36%~~
Total Annual Fund Operating Expenses[2]	0.69% ~~0.71%~~
[1]	“Other Expenses” include an Administrative Fee of 0.15%~~0.05~~% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
[2]	Expense information has been restated to reflect current fees.~~Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.~~

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.25% ~~0.00%~~
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.14% ~~0.05%~~
~~Acquired Fund Fees and Expenses[2]~~	~~0.36%~~
Total Annual Fund Operating Expenses[2]	0.39% ~~0.41%~~
[1]	“Other Expenses” include an Administrative Fee of 0.15%~~0.05~~% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
[2]	Expense information has been restated to reflect current fees.~~Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.~~

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

A-1

JNL/Goldman Sachs 4 Fund Class A
1 year	3 years	5 years	10 years
~~$73~~	~~$227~~	~~$395~~	~~$883~~
$70	$221	$384	$859

JNL/Goldman Sachs 4 Fund Class I
1 year	3 years	5 years	10 years
~~$42~~	~~$132~~	~~$230~~	~~$518~~
$40	$125	$219	$493

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
~~1/1/2019 – 12/31/2019~~	~~11%~~
1/1/2020 – 12/31/2020	0%

Portfolio turnover for the period of January 1, 2020 to December 31, 2020 is for the Fund when operating under its former investment strategy.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in stocks of approximately 150 distinct companies included in the S&P 500® Index. The Fund implements its objective by using three equally weighted factors: quality, value, and momentum.

Quality Strategy

The quality strategy emphasizes competitive advantage.  The competitive advantage sub-portfolio invests in the stock of companies included in the S&P 500® Index that are believed to have superior profitability, as measured by return on invested capital, and trade at relatively attractive valuations. The holdings in this sub-portfolio are selected from all 11 sectors of the economy identified in the S&P 500 Index. Goldman Sachs Asset Management, L.P. (“GSAM”) excludes stocks it views as lower quality using the S&P Quality Rankings and excludes stocks with lower S&P Global Ratings Issuer Credit Ratings .

Value Strategies

The value strategies emphasize dividend income & growth and intrinsic value.

The dividend income & growth sub-portfolio invests in the stock of companies included in the S&P 500® Index that have attractive dividend yields and strong capital structures as determined by GSAM” The holdings in this sub-portfolio are selected from all 11 sectors of the economy identified in the S&P 500 Index. GSAM excludes stocks it views as lower quality using the S&P Quality Rankings  and excludes stocks with lower S&P Global Ratings Issuer Credit Ratings .

The intrinsic value sub-portfolio invests in the stock of companies included in the S&P 500® Index that generate strong free cash flows and sell at relatively attractive valuations.  With respect to the Financials sector, the model will reference return on equity in lieu of free cash flows. The holdings in this sub-portfolio are selected from all 11 sectors of the economy identified in the S&P 500 Index . GSAM excludes stocks it views as lower quality using the S&P Quality Rankings and excludes stocks with lower S&P Global Ratings Issuer Credit Ratings .

Momentum Strategy

The momentum sub-portfolio invests in the stock of companies included in the S&P 500® Index that exhibit high momentum based on the trailing twelve months, excluding the recent one-month.  The holdings in this sub-portfolio are selected from all 11 sectors of the economy identified in the S&P 500 Index. GSAM excludes stocks it views as lower quality using the S&P Quality Rankings and excludes stocks with lower S&P Global Ratings Issuer Credit Ratings .

Triblend Rebalance

A portion of each of sub-portfolio rebalances on or about the first business day of March, September or December of each year. Additionally, on or about the first business day of December of each year, the Fund rebalances the size of the three factors to ensure equal weighting.  The Fund may change the frequency and timing of its scheduled rebalances at its sole discretion. The Fund may apply situational risk exposure constraints beyond the S&P Quality Rankings and S&P Global Ratings Issuer Credit Ratings in response to extraordinary market events. GSAM and Mellon Investments Corporation (collectively, “Sub-Advisers”) generally use a buy and hold strategy, executing trades only on or around each stock selection date, when cash flow activity occurs in the Fund and for dividend reinvestment purpose.  GSAM incorporates S&P Quality Rankings and S&P Global Ratings Issuer Credit Ratings in the selection process.

S&P Quality Rankings

Growth and stability of earnings and dividends are deemed key elements in establishing earnings and dividend rankings for common stocks. This process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

A-2

The final score for each stock is measured against a scoring matrix determined by an internal analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+	Highest	B-	Lower
A	High	C	Lowest
A-	Above Average	D	In Reorganization
B+	Average	NR	Not Ranked
B	Below Average

S&P Global Ratings Issuer Credit Ratings

S&P Global Ratings Issuer Credit Ratings (also known as credit ratings) express opinions about the ability and willingness of an issuer to meet its financial obligations in full and on time. Credit ratings can also be used to determine the credit quality of an individual debt issue, such a corporate or municipal bond, and the relative likelihood that the issue may default. Credit ratings are not an absolute measure of default probability, since there are future events that cannot be foreseen. Credit ratings are not intended as guarantees of credit quality or as exact measures of the probability that a particular issuer or debt issue will default.

S&P Global Ratings Issuer Credit Ratings opinions are based on analysis by experienced professionals who evaluate and interpret information received from issuers and other available sources to form a considered opinion. S&P Global Ratings analysts obtain information from public reports, as well as from interviews and discussions with the issuer’s management. They use that information and apply their analytical judgment to assess the entity’s financial condition, operation performance, policies and risk management strategies.

The Fund may invest in a combination of exchange-traded funds (“ETFs”) to assist with fund rebalances and to meet redemption or purchase requests.

The Fund may invest in financial futures, a type of derivative, to obtain market exposure consistent with the Fund’s investment objective and strategies, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective.

~~The Fund seeks to achieve its objective by investing in Class I shares of the following Funds (“Underlying Funds”):~~

~~•                   25% in the JNL/Goldman Sachs Competitive Advantage Fund;~~

~~•                   25% in the JNL/Goldman Sachs Dividend Income & Growth Fund;~~

~~•                   25% in the JNL/Goldman Sachs Intrinsic Value Fund; and~~

~~•                   25% in the JNL/Goldman Sachs Total Yield Fund.~~

~~Under all market conditions, the Fund seeks to maintain the aforementioned target weights to the Underlying Funds, although market movements may result in some variance around the target weights. The daily flows in and out of the Fund are allocated in a manner to help minimize dispersion from the target weights of the Underlying Funds.~~

~~The investment policies and risks of the Underlying Funds are further described elsewhere in this Prospectus. It should be noted that the Fund’s investment objective and investment strategies remain constant regardless of which Underlying Funds the Fund is invested in.~~

Fund~~s~~ include:

•	Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by ~~an Underlying~~the Fund could decline if the financial condition of the companies ~~an Underlying~~the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
•	Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular

A-3

issuer, industry or the securities market as a whole.

•	~~Allocation risk – The Fund’s ability to achieve its investment objective depends upon the investment manager’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations, and its ability to select an appropriate mix of asset classes of Underlying Funds based on its analysis of such factors. The Fund is subject to the risk of changes in market, investment, and economic conditions in the selection and percentages of allocations among Underlying Funds.~~
•	~~Underlying funds risk – The ability of the Fund to achieve its investment objective will depend in part upon the allocations of investments in the Underlying Funds and their ability to achieve their investment objectives.~~

•         Accounting risk – The Fund bases investment selections, in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate, may reflect differing approaches with respect to auditing and reporting standards and may affect the ability of the Fund’s investment manager to identify appropriate investment opportunities.

•	Model risk – The Fund bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the Fund achieve its investment objectives, which may cause the Fund to underperform its benchmark or other funds with a similar investment objective.
•	Company risk – Investments in U.S. and/or foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition.
•	Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets. The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s stock.
•	Limited management, trading cost and rebalance risk – Investing primarily according to specific, mechanical criteria applied on a specific date each year may prevent a Fund from responding to market fluctuations or changes in the financial condition or business prospects of the selected companies during the year.
•	Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks.
•	~~Mid-capitalization and small-capitalization investing risk – The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.~~
•	~~Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.~~
•	~~Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met, their stock prices will likely fall, which may reduce the value of a Fund’s investment in those stocks. Value stocks may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).~~
•	Passive investment risk – The Fund is not actively managed. Unlike with an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than actively managed funds that realign their portfolios more frequently based on the real-time market trends.
•	Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Certain derivatives transactions may subject the Fund to counterparty risk.
•	Exchange-traded funds investing risk – An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s

A-4

fees and expenses.

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund. Performance prior to April 26, 2021 reflects the Fund’s results when the Fund did not have a sub-adviser and operated as a fund-of-funds. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

Consistent with the Fund’s principal investment strategies, the Fund uses the S&P 500 Value Index as the Fund’s secondary benchmark.

Annual Total Returns as of December 31

Class A

Best Quarter (ended ~~3/31/2013~~12/31/2020): ~~14.92~~17.26%; Worst Quarter (ended ~~12/31/2018~~3/31/2020): ~~-13.91~~-27.76%

A-5

Annual Total Returns as of December 31

Class I

Best Quarter (ended ~~3/31/2019~~12/31/2020): ~~12.66~~17.39%; Worst Quarter (ended ~~12/31/2018~~3/31/2020): ~~-13.86~~-27.70%

Average Annual Total Returns as of 12/31/~~2019~~2020
	1 year		5 year		10 year
JNL/Goldman Sachs 4 Fund (Class A)	4.52~~25.04~~	%	9.28~~7.21~~	%	11.58~~12.54~~	%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	18.40~~31.49~~	%	15.22~~11.70~~	%	13.88~~13.56~~	%
S&P 500 Value Index (reflects no deduction for fees, expenses, or taxes)	1.36~~31.95~~	%	10.52~~9.52~~	%	10.74~~12.16~~	%

Average Annual Total Returns as of 12/31/~~2019~~2020
	1 year		Life of Class (September 25, 2017)
JNL/Goldman Sachs 4 Fund (Class I)	4.86~~25.04~~	%	9.75~~11.98~~	%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	18.40~~31.49~~	%	15.44~~14.16~~	%
S&P 500 Value Index (reflects no deduction for fees, expenses, or taxes)	1.36~~31.95~~	%	8.49~~11.79~~	%

Portfolio Management.

Investment Adviser to the Fund:

Jackson National Asset Management, LLC (“JNAM”)

Sub-Advisers:

Goldman Sachs Asset Management, L.P. (“GSAM”)

Mellon Investments Corporation (“Mellon”)

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
~~William Harding, CFA~~	~~November 2012~~	~~Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM~~
~~Sean Hynes, CFA, CAIA~~	~~April 2014~~	~~Assistant Vice President and Portfolio Manager, JNAM~~
~~Mark Pliska, CFA~~	~~April 2014~~	~~Portfolio Manager, JNAM~~
Marcus Ng, CFA	April 2021	Vice President, GSAM

A-6

Nicholas Chan, CFA	April 2021	Managing Director, GSAM
Thomas J. Durante, CFA	April 2021	Managing Director, Co-Head of Equity Index – Portfolio Management, Mellon
David France, CFA	April 2021	Vice President and Senior Portfolio Manager, Mellon
Todd Frysinger, CFA	April 2021	Vice President and Senior Portfolio Manager, Mellon
Vlasta Sheremeta, CFA	April 2021	Vice President and Senior Portfolio Manager, Mellon
Michael Stoll	April 2021	Vice President and Senior Portfolio Manager, Mellon

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the Fund through separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.

You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy, or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL/Goldman Sachs 4 Fund

~~(formerly, JNL/S&P 4 Fund)~~

Class A

Class I

Investment Objective. The investment objective of the Fund is capital appreciation.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in stocks of approximately 150 distinct companies included in the S&P 500® Index. The Fund implements its objective by using three equally weighted factors: quality, value, and momentum.

Quality Strategy

The quality strategy emphasizes competitive advantage.  The competitive advantage sub-portfolio invests in the stock of companies included in the S&P 500® Index that are believed to have superior profitability, as measured by return on invested capital, and trade at relatively attractive valuations. The holdings in this sub-portfolio are selected from all 11 sectors of the economy identified in the S&P 500 Index. Goldman Sachs Asset Management, L.P. (“GSAM”) excludes stocks it views as lower quality using the S&P Quality Rankings and excludes stocks with lower S&P Global Ratings Issuer Credit Ratings .

Value Strategies

The value strategies emphasize dividend income & growth and intrinsic value.

The dividend income & growth sub-portfolio invests in the stock of companies included in the S&P 500® Index that have attractive dividend yields and strong capital structures as determined by "GSAM” The holdings in this sub-portfolio are selected from all 11 sectors of the economy identified in the S&P 500 Index. GSAM excludes stocks it views as lower quality using the S&P Quality Rankings  and excludes stocks with lower S&P Global Ratings Issuer Credit Ratings .

A-7

The intrinsic value sub-portfolio invests in the stock of companies included in the S&P 500® Index that generate strong free cash flows and sell at relatively attractive valuations.  With respect to the Financials sector, the model will reference return on equity in lieu of free cash flows. The holdings in this sub-portfolio are selected from all 11 sectors of the economy identified in the S&P 500 Index. GSAM excludes stocks it views as lower quality using the S&P Quality Rankings and excludes stocks with lower S&P Global Ratings Issuer Credit Ratings .

Momentum Strategy

The momentum sub-portfolio invests in the stock of companies included in the S&P 500® Index that exhibit high momentum based on the trailing twelve months, excluding the recent one-month.  The holdings in this sub-portfolio are selected from all 11 sectors of the economy identified in the S&P 500 Index. GSAM excludes stocks it views as lower quality using the S&P Quality Rankings and excludes stocks with lower S&P Global Ratings Issuer Credit Ratings .

Triblend Rebalance

A portion of each of sub-portfolio rebalances on or about the first business day of March, September or December of each year. Additionally, on or about the first business day of December of each year, the Fund rebalances the size of the three factors to ensure equal weighting.  The Fund may change the frequency and timing of its scheduled rebalances at its sole discretion. The Fund may apply situational risk exposure constraints beyond the S&P Quality Rankings and S&P Global Ratings Issuer Credit Ratings in response to extraordinary market events. GSAM and Mellon Investments Corporation (collectively, “Sub-Advisers”) generally use a buy and hold strategy, executing trades only on or around each stock selection date, when cash flow activity occurs in the Fund and for dividend reinvestment purposes.

GSAM incorporates S&P Quality Rankings and S&P Global Ratings Issuer Credit Ratings in the selection process.

S&P Quality Rankings

Growth and stability of earnings and dividends are deemed key elements in establishing earnings and dividend rankings for common stocks. This process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings. The final score for each stock is measured against a scoring matrix determined by an internal analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+	Highest	B-	Lower
A	High	C	Lowest
A-	Above Average	D	In Reorganization
B+	Average	NR	Not Ranked
B	Below Average

S&P Global Ratings Issuer Credit Ratings

S&P Global Ratings Issuer Credit Ratings (also known as credit ratings) express opinions about the ability and willingness of an issuer to meet its financial obligations in full and on time. Credit ratings can also be used to determine the credit quality of an individual debt issue, such a corporate or municipal bond, and the relative likelihood that the issue may default. Credit ratings are not an absolute measure of default probability, since there are future events that cannot be foreseen. Credit ratings are not intended as guarantees of credit quality or as exact measures of the probability that a particular issuer or debt issue will default.

S&P Global Ratings Issuer Credit Ratings opinions are based on analysis by experienced professionals who evaluate and interpret information received from issuers and other available sources to form a considered opinion. S&P Global Ratings analysts obtain information from public reports, as well as from interviews and discussions with the issuer’s management. They use that information and apply their analytical judgment to assess the entity’s financial condition, operation performance, policies and risk management strategies.

The Fund may lend its securities to increase its income.

The Fund may invest in a combination of exchange-traded funds (“ETFs”) to assist with fund rebalances and to meet redemption or purchase requests.

The Fund may invest in financial futures, a type of derivative, to obtain market exposure consistent with the Fund’s investment objective and strategies, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective.

~~The Fund seeks to achieve its objective by investing in Class I shares of the following four Underlying Funds on each Stock Selection Date:~~

~~•~~	~~25% in the JNL/Goldman Sachs Competitive Advantage Fund*;~~
~~•~~	~~25% in the JNL/Goldman Sachs Dividend Income & Growth Fund*;~~
~~•~~	~~25% in the JNL/Goldman Sachs Intrinsic Value Fund*; and~~
~~•~~	~~25% in the JNL/Goldman Sachs Total Yield Fund*.~~

A-8

~~Under all market conditions, the Fund seeks to maintain the aforementioned target weights to the Underlying Funds, although market movements may result in some variance around the target weights. The daily flows in and out of the Fund are allocated in a manner to help minimize dispersion from the target weights of the Underlying Funds.~~

~~*       The Funds are referred to as the “Underlying Funds” and are also described in this Prospectus. It should be noted that the Fund’s investment objective and investment strategies remain constant regardless of which Underlying Funds the Fund is invested in.~~

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub- Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Equity securities risk
•	Market risk
•	~~Allocation risk~~
•	~~Underlying funds risk~~
•	Accounting risk
•	Model risk
•	Company risk
•	Stock risk
•	Limited management, trading cost and rebalance risk
•	Large-capitalization investing risk
•	Passive investment risk
•	~~Mid-capitalization and small-capitalization investing risk~~
•	~~Investment in other investment companies risk~~
•	~~Investment style risk~~
•	Derivatives risk
•	Exchange-traded funds investing risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

•	Investment strategy risk
•	Liquidity risk
•	Redemption risk
•	Portfolio turnover risk
•	Expense risk
•	Cybersecurity risk
•	Temporary defensive positions and large cash positions risk
•	Securities lending risk
•	~~Cybersecurity risk~~
•	~~Expense risk~~
•	~~Foreign regulatory risk~~
•	~~Investment strategy risk~~
•	~~Liquidity risk~~
•	~~Redemption risk~~
•	~~Regulatory investment limits risk~~
•	~~Securities lending risk~~
•	~~Settlement risk~~

A-9

•	~~Temporary defensive positions and large cash positions risk~~
•	~~Portfolio turnover risk~~

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.

In addition, the performance of the Fund depends on the ~~Underlying Funds' s~~Sub-aAdvisers' abilities to effectively implement the investment strategies of the ~~Underlying~~ Funds.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

The Sub-Adviser and Portfolio Management. The Fund engages co-sub-advisers. Goldman Sachs Asset Management, L.P. (“GSAM”) serves as the Sub-Adviser responsible for the selection and allocation of investments. Mellon Investments Corporation (“Mellon”) serves as the Sub-Adviser responsible for trading services for the Fund.

GSAM is located at 200 West Street, New York, New York, 10282. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. LLC (“Goldman Sachs”).

Marcus Ng, CFA is a portfolio manager on the Quantitative Investment Strategies (QIS) team within GSAM. He joined GSAM in 2019 as a vice president. Prior to joining GSAM, Mr. Ng was at S&P Investment Advisory Services (“SPIAS”), having joined in 2006. He managed the advisory quantitative equity portfolios and was responsible for quantitative portfolio research to enhance existing models and develop new strategies. Prior to joining SPIAS, Mr. Ng worked for the ClariFI® group at S&P Global Market Intelligence (formerly S&P Capital IQ) advising clients on how to use the full suite of technologies in the development of quantitative equity strategies. Mr. Ng holds a Master of Science in Investment Management from Boston University and a Bachelor of Science degree in Physics from California Institute of Technology. He is also a CFA charterholder.

Nicholas Chan, CFA is a portfolio manager on the Quantitative Investment Strategies (QIS) team within GSAM. He also oversees the team’s client portfolio management effort in the Americas and Bengaluru. Mr. Chan joined Goldman Sachs in 2000. He earned an AB in International Relations, with honors and Phi Beta Kappa, from Stanford University in 2000 and an MBA from Harvard Business School in 2006. He is a CFA charterholder.

Mellon Investments Corporation (“Mellon”) is a corporation organized under the laws of the State of Delaware and is an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon Corp.”). Mellon is headquartered at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108.

Mellon is responsible for managing the investment of portfolio assets according to the allocations by GSAM. Mellon directs portfolio transactions, as required, to closely replicate the allocation instructions prepared by GSAM. The individual members of the team who are jointly and primarily responsible for monitoring and reviewing portfolio allocations, and executing of GSAM portfolio allocations are:

Thomas Durante, CFA, is Managing Director, Co-Head of Equity Index - Portfolio Management. Mr. Durante has been at Mellon since 2000. Mr. Durante holds a B.A. degree from Fairfield University in Accounting. Mr. Durante has been working in the investment industry since 1982. Mr. Durante heads a team of portfolio managers covering domestic and international passive equity funds. Prior to joining Mellon, he worked in the fund accounting department for Dreyfus. Mr. Durante is a member of the CFA Institute and the CFA Society of Pittsburgh. Mr. Durante has been a manager of the Fund since its inception.

Marlene Walker Smith is Director, Co-Head of Equity Index - Portfolio Management at Mellon. Ms. Walker Smith joined Mellon in 1995. She leads a team of portfolio managers covering domestic and international index portfolios, as well as corporate actions. Ms. Walker Smith has been working in the investment industry since 1990. She holds an MBA from the University of Pittsburgh and a BA from Washington & Jefferson College.

David France, CFA, is Vice President and Senior Portfolio Manager at Mellon. Mr. France joined Mellon in 2009. He has been working in the investment industry since 2009. Mr. France is responsible for managing domestic and international equity indexing portfolios. He earned an MS in finance from Loyola University Maryland and a BSBA in accounting from Duquesne University. Mr. France holds the CFA® designation and is a member of CFA Institute and CFA Society Pittsburgh.

Todd Frysinger, CFA, is Vice President and Senior Portfolio Manager at Mellon. Mr. Frysinger joined Mellon in 2007. Mr. Frysinger is responsible for managing domestic and international equity indexing portfolios. He earned an MS in finance from Boston College and a BS in finance and management from Elizabethtown College. He holds the CFA® designation and is a member of CFA Institute and CFA Society Pittsburgh.

Vlasta Sheremeta, CFA, is Vice President and Senior Portfolio Manager at Mellon. Ms. Sheremeta joined Mellon in 2011. She has been working in the investment industry since 2010. Ms. Sheremeta is responsible for managing domestic and international equity indexing

A-10

portfolios. Ms. Sheremeta earned an MBA from Carnegie Mellon University and a BS in business administration from the University of Pittsburgh. She holds the CFA® designation, and is a member of CFA Institute and CFA Society Pittsburgh.

Michael Stoll is Vice President and Senior Portfolio Manager at Mellon. Mr. Stoll joined Mellon in 2005. He has been working in the investment industry since 2004. Mr. Stoll is responsible for managing domestic and international equity indexing portfolios. Mr. Stoll earned a BS in civil engineering from the University of California at Irvine, and an MBA and an MS in engineering from the University of California at Berkeley.

~~The allocations for the Fund are made by JNAM. JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management. JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America or with the Prudential Assurance Company, a subsidiary of M&G plc, a company incorporated in the United Kingdom.~~

~~The Fund is managed by William Harding, Sean Hynes, and Mark Pliska, who are responsible for setting the allocations made to the Fund and application of the Fund’s strategy.~~

~~William Harding, CFA, is Senior Vice President and Chief Investment Officer for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014. Mr. Harding leads the Investment Management function responsible for oversight of sub-advisor performance and risk, due diligence and manager research. Mr. Harding was previously the Head of Manager Research for Morningstar Inc.’s Investment Management division and has over 20 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation. Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business. He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.~~

~~Sean Hynes, CFA, CAIA, is Assistant Vice President, Investment Management for JNAM since April 2013. Mr. Hynes provides leadership for the performance analysis and due diligence review of external investment managers. He develops and maintains key relationships with asset managers and provides leadership and direction to Investment Management staff. Prior to joining JNAM, Mr. Hynes was an Investment Manager for Morningstar Investment Services, a wholly owned subsidiary of Morningstar Inc., and a research associate for Managers Investment Group. Mr. Hynes holds a Bachelor of Science degree in Mathematics from the University of Notre Dame, and an MBA from Carnegie Mellon University. He is a CFA and CAIA charterholder.~~

~~Mark Pliska, CFA, is a Portfolio Manager for JNAM. Mr. Pliska is responsible for manager research, portfolio construction, and asset allocation of Funds. Prior to joining JNAM in 2011, Mr. Pliska worked as an Investment Analyst for Plan Sponsor Advisors from 2008 to 2011, where he was responsible for the selection and monitoring of investment managers, client reporting, and asset allocation for defined contribution and defined benefit plans, and prior to that, Mr. Pliska was a Research Analyst for DWM Financial Group from 2006 to 2008. Mr. Pliska is a National Merit Scholar and holds a B.A. in Economics from the University of Kansas.~~

The SAI provides additional information about a portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund(s).

A discussion regarding the Board of Trustees’ basis for approving each sub-advisory agreement is available in the Fund’s Annual Report for the period ended December 31, 2020.

Glossary of Risks

Accounting risk – The Fund makes investment decisions, in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate, may reflect differing approaches with respect to auditing and reporting standards and may affect the ability of the Fund’s investment manager to identify appropriate investment opportunities.

Allocation risk – The Fund’s ability to achieve its investment objective depends upon the investment manager’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations and investment manager’s ability to select an appropriate mix of asset classes. The Fund is subject to the risk of changes in market, investment, and economic conditions, as well as the selection and percentages of allocations.

Company risk – Investments in U.S. and foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition. For example, poor earnings performance of a company may result in a decline of its stock price.

Cybersecurity risk – Cyber attacks could cause business failures or delays in daily processing and the Fund may need to delay transactions, consistent with regulatory requirements, as a result could impact the performance of the Fund.

A-11

Derivatives risk – Certain Funds may invest in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to a number of risks described elsewhere in this section, such as leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Certain derivatives transactions may subject the Fund to counterparty risk.

The Fund’s investment manager must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment. The Fund’s investment manager must also correctly predict price, credit or their applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment.

The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio.

If the Fund’s investment manager uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful and the Fund may lose money. To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated on its books to cover its obligations under such derivative instruments.

The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Investors should bear in mind that, while a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). While certain of the rules are effective, other rules are not yet final and/or effective, so its ultimate impact remains unclear. The Dodd-Frank Act substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security- based swap.” It is possible that government regulation of various types of derivative instruments could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts (and certain related swap positions). All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded and, as a result, the investment manager’s trading decisions may have to be modified or positions held by a Fund may have to be liquidated in order to avoid exceeding such limits.

Even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the investment manager or its affiliates may be aggregated for this purpose. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

Under the Dodd-Frank Act, a Fund also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as certain swaps, is unclear under current law and may be subject to future legislation, regulation or

A-12

administrative pronouncements issued by the IRS. Other future regulatory developments may also impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. The investment manager cannot predict the effects of any new governmental regulation that may be implemented or the ability of a Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objective.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Exchange-traded funds investing risk – Most exchange-traded funds (“ETFs”) are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs. An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. During periods of market volatility, there may be delays in the pricing of ETFs, and ETF exchange-traded prices may also be subject to volatility, which could cause the Fund to lose money.

Expense risk – Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated in the Fund’s Prospectus. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America or with The Prudential Assurance Company Ltd, a subsidiary of M&G plc, a company incorporated in the United Kingdom. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.

Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance. In addition, foreign regulatory requirements may increase the cost of transactions in certain countries, and may increase Fund legal and compliance costs.

Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.

Investment strategy risk – The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the investment manager in accordance with these investment strategies may not produce the returns the investment manager expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.

A-13

Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. For example, value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends. A value stock may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. As another example, growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met, their stock prices will likely fall, which may reduce the value of a Fund’s investment in those stocks. Over market cycles, different investment styles may sometimes outperform other investment styles (for, example, growth investing may outperform value investing).

Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks. In addition, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer preferences. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Limited management, trading cost and rebalance risk – Investing primarily according to specific, mechanical criteria and applied on a specific date each year may prevent a Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies during the year. As a result of this investment strategy, the Fund may be subject to increased risk if one of the selected stocks declines in price or if certain sectors of the market, or economy, experience downturns. This investment strategy may also prevent taking advantage of trading opportunities that may be available to other funds.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. An “illiquid investment” is defined as an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. In times of market volatility, certain securities or classes of securities may become illiquid. Government or regulatory actions may decrease market liquidity, and the liquidity for certain securities. Small-capitalization companies and companies domiciled in emerging markets pose greater liquidity and price volatility risks. Certain securities that were liquid when purchased may later become illiquid or less liquid, particularly in times of overall economic distress. Illiquid securities may also be difficult to value, may be required to be fair valued according to the valuation procedures approved by the Board, and may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Liquidity risk may also refer to the risk that the Fund will not be able to meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interests in the Fund because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Market risk – Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund. Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds will fall. A broad-based market drop may also cause a bond’s price to fall.

Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, war, terrorism or natural disasters, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities or bonds. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Mid-capitalization and small-capitalization investing risk – The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or

A-14

without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Securities of such issuers may lack sufficient market liquidity to conduct transactions at an advantageous time, or without a substantial drop in price.

Generally, the smaller the company size, the greater these risks become.

Model risk – Funds that use models bear the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the Funds achieve their investment objectives, which may cause a Fund to underperform its benchmark or other funds with a similar investment objective.

Passive investment risk – The Fund is not actively managed. Unlike with an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than actively managed funds that realign their portfolios more frequently based on the real-time market trends. Additionally, an index relies on various third- party sources of information to assess the criteria of issuers included in an index, including information that may be based on assumptions and estimates. Errors in index data, index computations, or the construction of an index in accordance with its methodology may occur from time to time and may not be identified and corrected by an index provider for a period of time or at all, which may have an adverse impact on the Fund and its performance. The Fund, an index provider, and the Adviser do not offer assurances that an index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of an index.

Portfolio turnover risk – Frequent changes in the securities held by a Fund, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, may increase transaction costs, which may reduce performance.

Redemption risk – Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Adviser would otherwise decide to do so. Large redemption activity in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions, and other transaction costs. It could be difficult for a Fund to meet large redemption requests where there is minimal liquidity in the Fund’s portfolio securities.

Regulatory investment limits risk – The U.S. “Federal Securities Laws” may limit the amount a Fund may invest in certain securities. These limits may be Fund specific or they may apply to the investment manager. As a result of these regulatory limitations under the Federal Securities Laws and the asset management and financial industry business activities of the investment manager and its affiliates, the investment manager and the Fund may be prohibited from or limited in effecting transactions in certain securities.

The investment manager and the Fund may encounter trading limitations or restrictions because of aggregation issues or other regulatory requirements. The Federal Securities Laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These regulatory investment limits may increase the Funds’ expenses and may limit the Funds’ performance.

Securities lending risk – The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss or delays in recovery of the loaned security or loss of rights in the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund will also bear the risk of any decline in value of securities acquired with cash collateral.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Delayed settlement may affect a Fund’s liquidity due to the timing and receipt of the proceeds from the sale of that security. Loan transactions often settle on a delayed basis compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations. It may take longer than seven days for transactions in loans to settle. In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.

Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets. The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s stock.

A-15

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and Sub-Adviser transitions, and/or Fund mergers or rebalances, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high-quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

Underlying funds risk – The risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend in part upon the allocations of investments in the Underlying Funds and their ability to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. The extent to which the investment performance and risks associated with the Fund correlates to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. The Fund also will bear its pro-rata portion of the operating expenses of the Underlying Funds, including Management and Administrative Fees and 12b-1 fees.

A-16

APPENDIX B

Amended And Restated Investment Advisory

and Management Agreement

This Agreement is effective as of the 31st day of January, 2001, Amended and Restated as of the 28th day of February, 2012, further Amended and Restated as of the 1st day of December, 2012, further Amended and Restated as of the 30th November, 2012, effective as of April 29, 2013, and further Amended and Restated as of the 24th day of June, 2013, effective as of July 1, 2013, between JNL Series Trust, a Massachusetts business trust (the “Trust”), and Jackson National Asset Management, LLC, a Michigan limited liability company (the “Adviser”).

Whereas, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies and limitations;

Whereas, the Trust on behalf of its investment series listed on Schedule A hereto (each a “Fund”) desires to retain Adviser to perform investment advisory services, on the terms and conditions set forth herein; and

Whereas, the Adviser agrees to serve as the investment adviser and business manager for the Fund on the terms and conditions set forth herein.

Now Therefore, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

1. Appointment

The Trust hereby appoints the Adviser to provide certain investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust designates one or more series other than the Fund with respect to which the Trust wishes to retain the Adviser to render investment advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

2. Duties

The Adviser shall manage the affairs of the Trust including, but not limited to, continuously providing the Trust with investment advice and business management, including investment research, advice and supervision, determining which securities, commodities, and derivatives thereon (hereinafter collectively, “securities”) shall be purchased or sold by each Fund, effecting purchases and sales of securities on behalf of each Fund (and determining how voting and other rights with respect to securities owned by each Fund shall be exercised). The management of the Fund by the Adviser shall be subject to the control of the Trustees of the Trust (the “Trustees”) and in accordance with the objectives, policies and principles for each Fund set forth in the Trust’s Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the “Act”), and other applicable law, as well as to the factors affecting each Funds’ status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the “Code”), and the regulations thereunder and the status of separate accounts supporting variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial, and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Fund) and such executive and other personnel as shall be necessary for the operations of each Fund, (ii) be responsible for the financial and accounting records required to be maintained by each Fund (including those maintained by the Trust’s custodian), and (iii) oversee the performance of services provided to each Fund by others, including the custodian, transfer agent, shareholder servicing agent and sub-adviser, if any. The Trust acknowledges that the Adviser also acts as the investment adviser of other investment companies.

With respect to any Money Market Fund listed on Schedule A of this Agreement, the Adviser hereby accepts the responsibilities for making the determinations required by Rule 2a-7 under the Act to be made by the Trustees of the Trust and which are delegable by the Trustees pursuant to Paragraph (e) of such Rule, to the extent that the Trustees may hereinafter delegate such responsibilities to the Adviser.

The Adviser may delegate certain of its duties under this Agreement with respect to a Fund to a sub-adviser or sub-advisers, subject to the approval of the Trustees, by entering into sub-advisory agreements (the “Sub-Advisory Agreements”) with one or more sub-advisers. The Adviser is solely responsible for payment of any fees or other charges arising from such delegation and the Trust shall have no liability therefor. Consistent with the provisions of the Act and any applicable exemption thereto, the Trust may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected Fund.

B-1

To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Fund in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser in its discretion. For this purpose, aggregate expenses of a Fund shall include the compensation of Adviser and all other normal expenses and charges, but shall exclude interest, taxes, brokerage fees on Fund transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Adviser to the Trust, the Trust agrees to reimburse Adviser, provided that such reimbursement does not result in increasing the Trust’s aggregate expenses above the aforementioned expense limitation ratios.

3. Expenses

The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to direct charges relating to the purchase and sale of Fund securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports and notices to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing Prospectuses, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the investment company trade association, insurance premiums and extraordinary expenses such as litigation expenses.

4. Compensation

As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser a single, unified fee, accrued daily and payable monthly on the average daily net assets in each Fund, in accordance with Schedule B hereto; provided that, in the case of each Fund identified in Schedule C hereto that has a wholly owned subsidiary (which subsidiary is obligated to pay an investment advisory fee to the Adviser based on the same formula as set forth in Schedule B for its parent Fund), 1) the Funds’ average daily net assets for purposes of the foregoing shall include the average daily net assets of its subsidiary and 2) the fee payable hereunder with respect to that Fund, as calculated pursuant to the foregoing, shall be reduced by the amount of the investment advisory fee paid to the Adviser by its subsidiary under the applicable Investment Advisory Agreement. Accordingly, with respect to each such Fund and its subsidiary, the Adviser shall receive the same aggregate fee under this Agreement and the Investment Advisory Agreement with that subsidiary as if the subsidiary’s assets were directly held by the Fund.

Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

5. Purchase and Sale of Securities

The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including affiliated brokers or dealers) as the Adviser shall deem appropriate to carry out the policies with respect to Fund transactions as set forth in the Trust’s Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security, and economic analysis.

6. Term of Agreement

This Agreement will become effective as to the Trust upon execution or, if later, the date that initial capital for the Trust is first provided to it and, unless sooner terminated as provided herein, will continue in full force and effect for two years from the date of its execution. With regard to any Fund added to the Trust by execution of an Addendum to Schedule A, the term of this Agreement shall begin on the date of such execution. Thereafter, if not terminated as to a Fund, this Agreement will continue as to each Fund from year to year through June 30th of each successive year, provided that such continuation is specifically approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Fund with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by a vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Fund by the vote of a majority of the outstanding voting securities of that Fund, or by the Trustees which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Fund notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Fund, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole. However, the addition or deletion of a Fund reflecting changes that have been formally approved by resolution by the Board of Trustees will not require approval of an amendment to this Agreement by the Board of Trustees.

B-2

7. Termination

This Agreement may be terminated at any time as to a Fund, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Fund on sixty (60) days’ written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months’ written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

8. Reports

The Adviser shall report to the Trustees, or to any committee or officers of the Trust acting pursuant to the authority of the Trustees, at such times and in such detail as shall be reasonable and as the Trustees may deem appropriate in order to enable the Trustees to determine that the investment policies of each Fund are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Trust shall at all times be subject to any directives of the Trustees or any duly constituted committee or officer of the Trust acting pursuant to the authority of the Trustees.

The Adviser shall furnish all such information as may reasonably be necessary for the Trustees to evaluate the terms of this Agreement.

9. Records

The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents that constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust’s auditor’s certification relating thereto. The Trust and the Adviser agree that in furtherance of the recordkeeping responsibilities of the Trust under Section 31 of the Act and the rules thereunder, the Adviser will maintain records and ledgers and will preserve such records in the form and for the period prescribed in Rule 31a-2 of the Act for each Fund.

The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Fund shall, at all times, remain the property of the Trust.

10. Liability and Indemnification

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser), Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability incurred under Section 36(b) of the Act, the Trust shall indemnify Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser) from any liability arising from Adviser’s conduct under this Agreement.

Indemnification to Adviser or any of its personnel or affiliates shall be made when (i) a final decision on the merits is rendered by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or Section 36(b) or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding (“disinterested, non-party Trustees”), or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys’ fees or other expenses incurred by officers, Trustees, investment advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following: (1) the person to be indemnified shall provide a security for the undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

B-3

11. Miscellaneous

Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust. With respect to any claim by the Adviser for recovery of that portion of the investment management fee (or any other liability of the Trust arising hereunder) allocated to a particular Fund, whether in accordance with the express terms hereof or otherwise, the Adviser shall have recourse solely against the assets of that Fund to satisfy such claim and shall have no recourse against the assets of any other Fund for such purpose.

In Witness Whereof, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of June 24, 2013, effective that date.

JNL Series Trust

Attest: /s/ Norma M. Mendez	By: /s/ Kelly L. Crosser
Printed Name: Norma M. Mendez	Name: Kelly L. Crosser
Title: Assistant Secretary

Jackson National Asset Management, LLC

Attest: /s/ Norma M. Mendez	By: /s/ Mark D. Nerud
Printed Name: Norma M. Mendez	Name: Mark D. Nerud
Title: President and CEO

B-4

Schedule A

Dated July 1, 2013

(List of Funds)

Funds

JNL/American Funds Balanced Allocation Fund
JNL/American Funds Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL/AQR Managed Futures Strategy Fund
JNL/BlackRock Commodity Securities Strategy Fund
JNL/BlackRock Global Allocation Fund
JNL/Brookfield Global Infrastructure Fund
JNL/Capital Guardian Global Diversified Research Fund
JNL/Capital Guardian Global Balanced Fund
JNL/DFA U.S. Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/Eastspring Investments Asia ex-Japan Fund
JNL/Eastspring Investments China-India Fund
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Growth Fund
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Growth Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Core Plus Bond Fund

B-5

Funds

JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs U.S. Equity Flex Fund
JNL Institutional Alt 20 Fund
JNL Institutional Alt 35 Fund
JNL Institutional Alt 50 Fund
JNL Institutional Alt 65 Fund
JNL/Invesco International Growth Fund
JNL/Invesco Large Cap Growth Fund
JNL/Invesco Global Real Estate Fund
JNL/Invesco Small Cap Growth Fund
JNL/Ivy Asset Strategy Fund
JNL/JPMorgan International Value Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund
JNL/Lazard Mid Cap Equity Fund
JNL/M&G Global Basics Fund
JNL/M&G Global Leaders Fund
JNL/Mellon Capital Bond Index Fund
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund
JNL/Mellon Capital Emerging Markets Index Fund
JNL/Mellon Capital European 30 Fund
JNL/Mellon Capital Global Alpha Fund
JNL/Mellon Capital Index 5 Fund
JNL/Mellon Capital International Index Fund
JNL/Mellon Capital Pacific Rim 30 Fund
JNL/Mellon Capital Small Cap Index Fund

B-6

Funds

JNL/Mellon Capital 10 x 10 Fund
JNL/Mellon Capital S&P 500 Index Fund
JNL/Mellon Capital S&P 400 MidCap Index Fund
JNL/Mellon Capital Utilities Sector Fund
JNL/Morgan Stanley Mid Cap Growth Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/Oppenheimer Global Growth Fund
JNL/PPM America Floating Rate Income Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Value Equity Fund
JNL/Red Rocks Listed Private Equity Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price Value Fund
JNL/WMC Balanced Fund
JNL/WMC Money Market Fund
JNL/WMC Value Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Competitive Advantage Fund

B-7

Funds

JNL/S&P Dividend Income & Growth Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Total Yield Fund
JNL/S&P 4 Fund
JNL/UBS Large Cap Select Growth Fund
JNL Disciplined Moderate Fund
JNL Disciplined Moderate Growth Fund
JNL Disciplined Growth Fund

B-8

Schedule B

Dated July 1, 2013

(Compensation)

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/American Funds Balanced Allocation Fund	$0 to $1 billion Over $1 billion	.300% .275%
JNL/American Funds Blue Chip Income and Growth Fund	$0 to $1 billion Over $1 billion	.70% .65%
JNL/American Funds Global Bond Fund	$0 to $1 billion Over $1 billion	.70% .65%
JNL/American Funds Global Small Capitalization Fund	$0 to $1 billion Over $1 billion	.75% .70%
JNL/American Funds Growth Allocation Fund	$0 to $1 billion Over $1 billion	.300% .275%
JNL/American Funds Growth-Income Fund	$0 to $1 billion Over $1 billion	.70% .65%
JNL/American Funds International Fund	$0 to $1 billion Over $1 billion	.85% .80%
JNL/American Funds New World Fund	$0 to $1 billion Over $1 billion	1.05% 1.00%
JNL/AQR Managed Futures Strategy Fund	$0 to $500 million $500 million to $1 billion Over $1 billion	.95% .90% .85%
JNL/BlackRock Commodity Securities Strategy Fund	$0 to $300 million Over $300 million	.70% .60%
JNL/BlackRock Global Allocation Fund	$0 to $1 billion Over $1 billion	.75% .70%
JNL/Brookfield Global Infrastructure Fund	$0 to $1 billion Over $1 billion	.80% .75%
JNL/Capital Guardian Global Diversified Research Fund	$0 to $150 million $150 million to $500 million $500 million to $750 million Over $750 million	.75% .70% .65% .60%
JNL/Capital Guardian Global Balanced Fund	$0 to $500 million Over $500 million	.65% .60%
JNL/DFA U.S. Core Equity Fund	$0 to $100 million $100 million to $300 million Over $300 million	.65% .60% .55%
JNL/Eagle SmallCap Equity Fund	$0 to $100 million $100 million to $500 million Over $500 million	.75% .70% .65%

B-9

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Eastspring Investments Asia ex-Japan Fund	$0 to $500 million Over $500 million	.90% .85%
JNL/Eastspring Investments China-India Fund	$0 to $500 million Over $500 million	.90% .85%
JNL/Franklin Templeton Founding Strategy Fund	All Assets	0%
JNL/Franklin Templeton Global Growth Fund	$0 to $300 million $300 million to $500 million Over $500 million	.75% .65% .60%
JNL/Franklin Templeton Global Multisector Bond Fund	$0 to $1 billion Over $1 billion	.75% .70%
JNL/Franklin Templeton Income Fund	$0 to $100 million $100 million to $200 million $200 million to $500 million Over $500 million	.80% .75% .65% .60%
JNL/Franklin Templeton International Small Cap Growth Fund	$0 to $500 million Over $500 million	.95% .90%
JNL/Franklin Templeton Mutual Shares Fund	$0 to $500 million Over $500 million	.75% .70%
JNL/Franklin Templeton Small Cap Value Fund	$0 to $200 million $200 million to $500 million Over $500 million	.85% .77% .75%
JNL/Goldman Sachs Core Plus Bond Fund	$0 to $500 million Over $500 million	.60% .55%
JNL/Goldman Sachs Emerging Markets Debt Fund	$0 to $200 million $200 million to $1 billion Over $1 billion	.75% .70% .675%
JNL/Goldman Sachs Mid Cap Value Fund	$0 to $100 million Over $100 million	.75% .70%
JNL/Goldman Sachs U.S. Equity Flex Fund	$0 to $300 million Over $300 million	.80% .75%
JNL Institutional Alt 20 Fund	$0 to $500 million Over $500 million	.15% .10%
JNL Institutional Alt 35 Fund	$0 to $500 million Over $500 million	.15% .10%
JNL Institutional Alt 50 Fund	$0 to $500 million Over $500 million	.15% .10%
JNL Institutional Alt 65 Fund	$0 to $500 million Over $500 million	.15% .10%

B-10

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Invesco International Growth Fund	$0 to $150 million $150 million to $500 million Over $500 million	.70% .65% .60%
JNL/Invesco Large Cap Growth Fund	$0 to $150 million Over $150 million	.70% .65%
JNL/Invesco Global Real Estate Fund	$0 to $50 million Over $50 million	.75% .70%
JNL/Invesco Small Cap Growth Fund	$0 to $300 million Over $300 million	.85% .80%
JNL/Ivy Asset Strategy Fund	$0 to $500 million $500 million to $1.5 billion Over $1.5 billion	.90% .85% .825%
JNL/JPMorgan International Value Fund	$0 to $150 million $150 million to $500 million Over $500 million	.70% .65% .60%
JNL/JPMorgan MidCap Growth Fund	$0 to $250 million $250 million to $750 million $750 million to $1,500 million Over $1,500 million	.70% .65% .60% .55%
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $150 million $150 million to $300 million $300 million to $500 million Over $500 million	.50% .45% .40% .35%
JNL/Lazard Emerging Markets Fund	$0 to $100 million $100 million to $250 million Over $250 million	1.00% .90% .85%
JNL/Lazard Mid Cap Equity Fund	$0 to $50 million $50 million to $250 million Over $250 million	.75% .70% .65%
JNL/M&G Global Basics Fund	$0 to $500 million Over $500 million	.85% .80%
JNL/M&G Global Leaders Fund	$0 to $500 million Over $500 million	.85% .80%
JNL/Mellon Capital Emerging Markets Index Fund	$0 to $500 million Over $500 million	.40% .35%
JNL/Mellon Capital Bond Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	.30% .25% .24%
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund	$0 to $1 billion Over $1 billion	.325% .300%

B-11

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Mellon Capital Global Alpha Fund	$0 to $500 million Over $500 million	1.00% .90%
JNL/Mellon Capital European 30 Fund	$0 to $50 million $50 to $100 million Over $100 million	.37% .31% .28%
JNL/Mellon Capital Index 5 Fund	All assets	0%
JNL/Mellon Capital International Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	.30% .25% .24%
JNL/Mellon Capital Pacific Rim 30 Fund	$0 to $50 million $50 to $100 million Over $100 million	.37% .31% .28%
JNL/Mellon Capital Small Cap Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	.29% .24% .23%
JNL/Mellon Capital 10 x 10 Fund	All assets	0%
JNL/Mellon Capital S&P 500 Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	.28% .24% .23%
JNL/Mellon Capital S&P 400 MidCap Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	.29% .24% .23%
JNL/Mellon Capital Utilities Sector Fund	$0 to $50 million $50 to $100 million $100 million to $750 million Over $750 million	.34% .31% .28% .27%
JNL/Morgan Stanley Mid Cap Growth Fund	$0 to $1 billion Over $1 billion	.75% .70%
JNL/Neuberger Berman Strategic Income Fund	$0 to $1 billion Over $1 billion	.60% .55%
JNL/Oppenheimer Global Growth Fund	$0 to $300 million Over $300 million	.70% .60%
JNL/PIMCO Real Return Fund	$0 to $1 billion Over $1 billion	.50% .475%
JNL/PIMCO Total Return Bond Fund	All assets	.50%
JNL/PPM America Floating Rate Income Fund	$0 to $500 million Over $500 million	.65% .60%
JNL/PPM America High Yield Bond Fund	$0 to $150 million $150 million to $500 million Over $500 million	.50% .45% .425%

B-12

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/PPM America Mid Cap Value Fund	$0 to $500 million Over $500 million	.75% .70%
JNL/PPM America Small Cap Value Fund	$0 to $500 million Over $500 million	.75% .70%
JNL/PPM America Value Equity Fund	$0 to $300 million Over $300 million	.55% .50%
JNL/Red Rocks Listed Private Equity Fund	$0 to $200 million Over $200 million	.85% .80%
JNL/T. Rowe Price Established Growth Fund	$0 to $150 million $150 to $500 million Over $500 million	.65% .60% .55%
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $150 million Over $150 million	.75% .70%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $250 million $250 million to $1.5 billion Over $1.5 billion	.45% .40% .375%
JNL/T. Rowe Price Value Fund	$0 to $150 million $150 to $500 million Over $500 million	.70% .65% .60%
JNL/WMC Balanced Fund	$0 to $50 million $50 million to $150 million $150 million to $300 million $300 million to $500 million Over $500 million	.55% .50% .475% .45% .425%
JNL/WMC Money Market Fund	$0 to $500 million Over $500 million	0.28% 0.25%
JNL/WMC Value Fund	$0 to $300 million $300 million to $500 million Over $500 million	.55% .50% .45%
JNL/S&P Managed Growth Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Managed Conservative Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Managed Moderate Growth Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Managed Moderate Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Managed Aggressive Growth Fund	$0 to $500 million Over $500 million	.13% .08%

B-13

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/S&P Competitive Advantage Fund	$0 to $500 million Over $500 million	.40% .35%
JNL/S&P Dividend Income & Growth Fund	$0 to $500 million Over $500 million	.40% .35%
JNL/S&P Intrinsic Value Fund	$0 to $500 million Over $500 million	.40% .35%
JNL/S&P Total Yield Fund	$0 to $500 million Over $500 million	.40% .35%
JNL/S&P 4 Fund	All Assets	0%
JNL/UBS Large Cap Select Growth Fund	$0 to $150 million $150 million to $500 million $500 million to $750 million Over $750 million	.70% .65% .60% .55%
JNL Disciplined Moderate Fund	$0 to $500 million Over $500 million	.13% .08%
JNL Disciplined Moderate Growth Fund	$0 to $500 million Over $500 million	.13% .08%
JNL Disciplined Growth Fund	$0 to $500 million Over $500 million	.13% .08%

B-14

Schedule C

Dated July 1, 2013

(List of Adviser’s Investment Advisory Agreements with Funds’ Subsidiaries)

Funds	Subsidiaries*

JNL/AQR Managed Futures Strategy Fund	JNL/AQR Managed Futures Strategy Fund, Ltd.
JNL/BlackRock Global Allocation Fund	JNL/BlackRock Global Allocation Fund Ltd.
JNL/BlackRock Commodity Securities Strategy Fund (formerly, JNL/BlackRock Commodity Securities Fund)	JNL/BlackRock Commodity Securities Strategy Fund Ltd.
JNL/Ivy Asset Strategy Fund	JNL/Ivy Asset Strategy Fund Ltd.

* The Adviser has entered into an Investment Advisory Agreement with each subsidiary -- which is wholly owned by the Fund listed opposite its name -- pursuant to which the subsidiary is obligated to pay an investment advisory fee to the Adviser based on the same formula as set forth in Schedule B for its parent Fund.

B-15

Amendment to

Amended and Restated Investment Advisory

and Management Agreement

Between JNL Series Trust and

Jackson National Asset Management, LLC

This Amendment is made by and between JNL Series Trust, a Massachusetts business trust (“Trust”) and Jackson National Asset Management, LLC, a Michigan limited liability company (“Adviser”).

Whereas, the Trust and the Adviser entered into an Amended and Restated Investment Advisory and Management Agreement effective as of the 1st day of July, 2013, as amended September 16, 2013 and April 28, 2014 (“Agreement”), whereby the Adviser agreed to perform certain investment advisory services, on behalf of several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 6. “Term of Agreement”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Delete Section 6. “Term of Agreement” in its entirety, and replace it with the following:

6.  Term of Agreement

This Agreement will become effective as to the Trust upon execution or, if later, the date that initial capital for the Trust is first provided to it and, unless sooner terminated as provided herein, will continue in full force and effect for two years from the date of its execution.  With regard to any Fund added to the Trust by execution of an Addendum to Schedule A, the term of this Agreement shall begin on the date of such execution.  Thereafter, if not terminated as to a Fund, this Agreement will continue as to each Fund from year to year through September 30th of each successive year, provided that such continuation is specifically approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Fund with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by a vote cast in person at a meeting called for the purpose of voting on such renewal.  Any approval of this Agreement or the renewal thereof with respect to a Fund by the vote of a majority of the outstanding voting securities of that Fund, or by the Trustees which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Fund notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Fund, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.  However, the addition or deletion of a Fund reflecting changes that have been formally approved by resolution by the Board of Trustees will not require approval of an amendment to this Agreement by the Board of Trustees.

In Witness Whereof, the Adviser and the Trust have caused this Amendment to be executed as of this 6th day of June 2014, effective June 4, 2014.

JNL Series Trust	Jackson National Asset Management, LLC

By: /s/ Kristen K. Leeman	By: /s/ Mark D. Nerud
Name: Kristen K. Leeman	Name: Mark D. Nerud
Title: Assistant Secretary	Title: President and CEO

B-16

Amendment to

Amended and Restated Investment Advisory

and Management Agreement

Between JNL Series Trust and

Jackson National Asset Management, LLC

This Amendment is made by and between JNL Series Trust, a Massachusetts business trust (the “Trust”) and Jackson National Asset Management, LLC, a Michigan limited liability company (the “Adviser”).

Whereas, the Trust and the Adviser (the “Parties”) entered into an Amended and Restated Investment Advisory and Management Agreement, effective as of the 1st day of July, 2013, as amended (the “Agreement”), whereby the Adviser agreed to provide certain investment advisory services to several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the Board of Trustees of the Trust has approved, and the Parties have agreed to amend Section 7. “Termination” to add clarifying language, effective September 6, 2019.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Section 7. “Termination” shall be deleted and replaced, in its entirety, with the following:

This Agreement may be terminated at any time as to a Fund, without payment of any penalty, by the Trustees, including a majority of the non-interested Trustees, or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Fund on sixty (60) days’ written notice to the Adviser. Similarly, the Adviser with the consent of the Trustees (including a majority of the non-interested Trustees) may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months’ written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

2)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Trust have caused this Amendment to be executed, effective September 6, 2019.

JNL Series Trust		Jackson National Asset Management, LLC

By:	/s/ Kristen K. Leeman	By:	/s/ Mark D. Nerud
Name:	Kristen K. Leeman	Name:	Mark D. Nerud
Title:	Assistant Secretary	Title:	President and CEO

B-17

Amendment to

Amended and Restated Investment Advisory

and Management Agreement

Between JNL Series Trust and

Jackson National Asset Management, LLC

This Amendment is made by and between JNL Series Trust, a Massachusetts business trust (the “Trust”) and Jackson National Asset Management, LLC, a Michigan limited liability company (the “Adviser”).

Whereas, the Trust and the Adviser (the “Parties”) entered into an Amended and Restated Investment Advisory and Management Agreement, effective as of the 1st day of July, 2013, as amended (the “Agreement”), whereby the Adviser agreed to provide certain investment advisory services to several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved (i) four new Funds of the Trust (each, a “New Fund” and collectively, the “New Funds”), (ii) mergers for 19 Funds of the Trust into other Funds of the Trust (each, a “Merged Fund” and collectively, the “Merged Funds”), (iii) fund name changes for eight Funds of the Trust (the “Fund Name Changes”), and (iv) fee changes for six Funds of the Trust (the “Fee Changes”), as outlined below, effective April 26, 2021:

New Funds

1)	JNL U.S. Large Cap Index Fund;

2)	JNL/American Funds® Bond Fund of America Fund;

3)	JNL/Baillie Gifford U.S. Equity Growth Fund; and

4)	JNL/Morningstar PitchBook Listed Private Equity Index Fund.

Merged Funds

1)	JNL/AQR Large Cap Relaxed Constraint Equity Fund;

2)	JNL/AQR Managed Futures Strategy Fund;

3)	JNL/Boston Partners Global Long Short Equity Fund;

4)	JNL/DFA Growth Allocation Fund;

5)	JNL/DFA Moderate Growth Allocation Fund;

6)	JNL/Franklin Templeton International Small Cap Fund;

7)	JNL/Goldman Sachs Competitive Advantage Fund;

8)	JNL/Goldman Sachs Dividend Income & Growth Fund;

9)	JNL/Goldman Sachs International 5 Fund;

10)	JNL/Goldman Sachs Intrinsic Value Fund;

11)	JNL/Goldman Sachs Total Yield Fund;

12)	JNL/Mellon Index 5 Fund;

13)	JNL/PPM America Small Cap Value Fund;

14)	JNL/RAFI® Fundamental Asia Developed Fund;

15)	JNL/RAFI® Fundamental Europe Fund;

16)	JNL/Vanguard Capital Growth Fund;

17)	JNL/Vanguard Global Bond Market Index Fund;

18)	JNL/Vanguard International Stock Market Index Fund; and

19)	JNL/Vanguard Small Company Growth Fund.

Fund Name Changes

1)	JNL/American Funds® Blue Chip Income and Growth Fund change to JNL/American Funds® Washington Mutual Investors Fund;

2)	JNL/First State Global Infrastructure Fund change to JNL/First Sentier Global Infrastructure Fund;

3)	JNL/Invesco Global Real Estate Fund change to JNL/WMC Global Real Estate Fund (in connection with an investment sub-adviser replacement, as approved by the Board);

4)	JNL/JPMorgan Growth & Income Fund change to JNL/JPMorgan U.S. Value Fund.

5)	JNL/Mellon MSCI World Index Fund change to JNL/Mellon World Index Fund;

6)	JNL/Vanguard Equity Income Fund change to JNL/WMC Equity Income Fund (in connection with the conversion from a feeder fund to a sub-advised fund, as approved by the Board);

7)	JNL/Vanguard International Fund change to JNL/Baillie Gifford International Growth Fund (in connection with the conversion from a feeder fund to a sub-advised fund, as approved by the Board); and

B-18

8)	JNL/Vanguard U.S. Stock Market Index Fund change to JNL/Mellon U.S. Stock Market Index Fund (in connection with the conversion from a Fund of Funds to a sub-advised index fund, as approved by the Board).

Fee Changes

1)	JNL Multi-Manager Alternative Fund;

2)	JNL/Baillie Gifford International Growth Fund;

3)	JNL/Goldman Sachs 4 Fund;

4)	JNL/Mellon U.S. Stock Market Index Fund;

5)	JNL/WMC Equity Income Fund; and

6)	JNL/WMC Global Real Estate Fund.

Whereas, pursuant to Board approval of the changes, as outlined above, the Parties have agreed to amend Schedule A and Schedule B of the Agreement to add each New Fund and each New Fund’s respective investment advisory fees, to remove the Merged Funds and each Merged Fund’s respective investment advisory fees, to update the names of certain Funds pursuant to the Fund Name Changes, and to update investment advisory fees for certain Funds pursuant to the Fee Changes, effective April 26, 2021.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced, in its entirety, with Schedule A dated April 26, 2021, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced, in its entirety, with Schedule B dated April 26, 2021, attached hereto.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Trust have caused this Amendment to be executed, effective April 26, 2021.

JNL Series Trust		Jackson National Asset Management, LLC
By:		By:
Name:	Kristen K. Leeman	Name:	Mark D. Nerud
Title:	Assistant Secretary	Title:	President and CEO

B-19

Schedule A

Dated April 26, 2021

(List of Funds)

Funds

JNL/American Funds® Balanced Fund
JNL/American Funds® Bond Fund of America Fund
JNL/American Funds® Capital Income Builder Fund
JNL/American Funds® Capital World Bond Fund
JNL/American Funds® Global Growth Fund
JNL/American Funds® Global Small Capitalization Fund
JNL/American Funds® Growth Fund
JNL/American Funds® Growth-Income Fund
JNL/American Funds® International Fund
JNL/American Funds® New World Fund
JNL/American Funds® Washington Mutual Investors Fund
JNL Aggressive Growth Allocation Fund
JNL Conservative Allocation Fund
JNL Growth Allocation Fund
JNL iShares Tactical Growth Fund
JNL iShares Tactical Moderate Fund
JNL iShares Tactical Moderate Growth Fund
JNL Moderate Allocation Fund
JNL Moderate Growth Allocation Fund
JNL Multi-Manager Alternative Fund
JNL Multi-Manager Emerging Markets Equity Fund
JNL Multi-Manager International Small Cap Fund
JNL Multi-Manager Mid Cap Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund
JNL U.S. Large Cap Index Fund
JNL/American Funds® Growth Allocation Fund
JNL/American Funds® Moderate Growth Allocation Fund
JNL/AQR Large Cap Defensive Style Fund
JNL/Baillie Gifford International Growth Fund
JNL/Baillie Gifford U.S. Equity Growth Fund
JNL/BlackRock Advantage International Fund
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Global Natural Resources Fund
JNL/BlackRock Large Cap Select Growth Fund
JNL/Causeway International Value Select Fund
JNL/ClearBridge Large Cap Growth Fund
JNL/DFA International Core Equity Fund
JNL/DFA U.S. Core Equity Fund
JNL/DFA U.S. Small Cap Fund

B-20

Funds

JNL/DoubleLine® Core Fixed Income Fund
JNL/DoubleLine® Emerging Markets Fixed Income Fund
JNL/DoubleLine® Shiller Enhanced CAPE® Fund
JNL/DoubleLine® Total Return Fund
JNL/Fidelity Institutional Asset Management® Total Bond Fund
JNL/First Sentier Global Infrastructure Fund
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Growth Allocation Fund
JNL/Franklin Templeton Income Fund
JNL/Goldman Sachs 4 Fund
JNL/Goldman Sachs Managed Aggressive Growth Fund
JNL/Goldman Sachs Managed Conservative Fund
JNL/Goldman Sachs Managed Growth Fund
JNL/Goldman Sachs Managed Moderate Fund
JNL/Goldman Sachs Managed Moderate Growth Fund
JNL/GQG Emerging Markets Equity Fund
JNL/Harris Oakmark Global Equity Fund
JNL/Heitman U.S. Focused Real Estate Fund
JNL/Invesco Diversified Dividend Fund
JNL/Invesco Global Growth Fund
JNL/Invesco International Growth Fund
JNL/Invesco Small Cap Growth Fund
JNL/JPMorgan Global Allocation Fund
JNL/JPMorgan Hedged Equity Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/JPMorgan U.S. Value Fund
JNL/Lazard International Strategic Equity Fund
JNL/Loomis Sayles Global Growth Fund
JNL/Lord Abbett Short Duration Income Fund
JNL/Mellon Bond Index Fund
JNL/Mellon Communication Services Sector Fund
JNL/Mellon Consumer Discretionary Sector Fund
JNL/Mellon Consumer Staples Sector Fund
JNL/Mellon DowSM Index Fund
JNL/Mellon Emerging Markets Index Fund
JNL/Mellon Energy Sector Fund
JNL/Mellon Equity Income Fund
JNL/Mellon Financial Sector Fund
JNL/Mellon Healthcare Sector Fund
JNL/Mellon Industrials Sector Fund
JNL/Mellon Information Technology Sector Fund
JNL/Mellon International Index Fund

B-21

Funds

JNL/Mellon Materials Sector Fund
JNL/Mellon MSCI KLD 400 Social Index Fund
JNL/Mellon Nasdaq® 100 Index Fund
JNL/Mellon Real Estate Sector Fund
JNL/Mellon S&P 400 MidCap Index Fund
JNL/Mellon S&P 500 Index Fund
JNL S&P 500 Index Fund
JNL/Mellon Small Cap Index Fund
JNL/Mellon U.S. Stock Market Index Fund
JNL/Mellon Utilities Sector Fund
JNL/Mellon World Index Fund
JNL/Morningstar PitchBook Listed Private Equity Index Fund
JNL/Morningstar Wide Moat Index Fund
JNL/MFS Mid Cap Value Fund
JNL/Neuberger Berman Commodity Strategy Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/PIMCO Income Fund
JNL/PIMCO Investment Grade Credit Bond Fund
JNL/PIMCO Real Return Fund
JNL/PPM America Floating Rate Income Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Total Return Fund
JNL/RAFI® Fundamental U.S. Small Cap Fund
JNL/RAFI® Multi-Factor U.S. Equity Fund
JNL/T. Rowe Price Balanced Fund
JNL/T. Rowe Price Capital Appreciation Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price U.S. High Yield Fund
JNL/T. Rowe Price Value Fund
JNL/Westchester Capital Event Driven Fund
JNL/WCM Focused International Equity Fund
JNL/WMC Balanced Fund
JNL/WMC Equity Income Fund
JNL/WMC Global Real Estate Fund
JNL/WMC Government Money Market Fund
JNL/WMC Value Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund

B-22

Schedule B

Dated April 26, 2021

(Compensation)

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/American Funds® Balanced Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/American Funds® Bond Fund of America Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .375% .350% .340%
JNL/American Funds® Capital Income Builder Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/American Funds® Capital World Bond Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL/American Funds® Global Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/American Funds® Global Small Capitalization Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/American Funds® Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/American Funds® Growth-Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL/American Funds® International Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.750% .700% .690% .680%
JNL/American Funds® New World Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.950% .900% .890% .880%
JNL/American Funds® Washington Mutual Investors Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%

B-23

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL Aggressive Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL Conservative Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .08% .075% .070%
JNL iShares Tactical Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .150% .140% .130%
JNL iShares Tactical Moderate Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .150% .140% .130%
JNL iShares Tactical Moderate Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .150% .140% .130%
JNL Moderate Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL Moderate Growth Allocation Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL Multi-Manager Alternative Fund	$0 to $850 million $850 million to $3 billion $3 billion to $5 billion Over $5 billion	1.200% 1.100% 1.090% 1.080%
JNL Multi-Manager Emerging Markets Equity Fund	$0 to $250 million $250 million to $3 billion $3 billion to $5 billion Over $5 billion	.800% .750% .740% .730%
JNL Multi-Manager International Small Cap Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.750% .725% .715% .705%
JNL Multi-Manager Mid Cap Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .625% .600% .590% .580%

B-24

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL Multi-Manager Small Cap Growth Fund	$0 to $100 million $100 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .550% .540% .530%
JNL Multi-Manager Small Cap Value Fund	$0 to $200 million $200 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.750% .670% .650% .640% .630%
JNL U.S. Large Cap Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/American Funds® Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/American Funds® Moderate Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/AQR Large Cap Defensive Style Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .370% .360% .350%
JNL/Baillie Gifford International Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.530% .520% .510% .500%
JNL/Baillie Gifford U.S. Equity Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%
JNL/BlackRock Advantage International Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .525% .500% .490%
JNL/BlackRock Global Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .565% .550% .540%
JNL/BlackRock Global Natural Resources Fund	$0 to $300 million $300 million to $ 1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .500% .490% .480% .470%

B-25

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/BlackRock Large Cap Select Growth Fund	$0 to $150 million $150 million to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .500% .450% .440% .430%
JNL/Causeway International Value Select Fund	$0 to $500 million $500 million to $2 billion $2 billion to $5 billion Over $5 billion	.550% .500% .470% .460%
JNL/ClearBridge Large Cap Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%
JNL/DFA International Core Equity Fund	$0 to $3 billion $3 billion to $5 billion Over $5 billion	.450% .440% .430%
JNL/DFA U.S. Core Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .375% .360% .350%
JNL/DFA U.S. Small Cap Fund	$0 to $3 billion $3 billion to $5 billion Over $5 billion	.550% .540% .530%
JNL/DoubleLine® Core Fixed Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.390% .360% .350% .340%
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.625% .600% .590% .580%
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over 5 billion	.600% .575% .520% .510% .500%
JNL/DoubleLine® Total Return Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .390% .380%
JNL/Fidelity Institutional Asset Management® Total Bond Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .380% .350% .340% .330%

B-26

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/First Sentier Global Infrastructure Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over 5 billion	.700% .690% .630% .620% .610%
JNL/Franklin Templeton Global Multisector Bond Fund	$0 to $1 billion $1 billion to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .500% .475% .465% .455%
JNL/Franklin Templeton Growth Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .530% .520% .510%
JNL/Franklin Templeton Income Fund	$0 to $100 million $100 million to $200 million $200 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.700% .650% .550% .500% .490% .480%
JNL/Goldman Sachs 4 Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .240% .230%
JNL/Goldman Sachs Managed Aggressive Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/Goldman Sachs Managed Conservative Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/Goldman Sachs Managed Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/Goldman Sachs Managed Moderate Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/Goldman Sachs Managed Moderate Growth Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.130% .080% .075% .070%
JNL/GQG Emerging Markets Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.900% .875% .850% .840%

B-27

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Harris Oakmark Global Equity Fund	$0 to $250 million $250 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.700% .675% .650% .640% .630%
JNL/Heitman U.S. Focused Real Estate Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.650% .600% .590% .580%
JNL/Invesco Diversified Dividend Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/Invesco Global Growth Fund	$0 to $3 billion $3 billion to $5 billion Over $5 billion	.500% .490% .480%
JNL/Invesco International Growth Fund	$0 to $500 million $500 million to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .480% .470% .460%
JNL/Invesco Small Cap Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.675% .630% .620% .610%
JNL/JPMorgan Global Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530%
JNL/JPMorgan Hedged Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%
JNL/JPMorgan MidCap Growth Fund	$0 to $250 million $250 million to $750 million $750 million to $1.5 billion $1.5 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .500% .450% .440% .430%
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $150 million $150 million to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .300% .250% .240% .230%
JNL/JPMorgan U.S. Value Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%

B-28

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Lazard International Strategic Equity Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.700% .650% .640% .630%
JNL/Loomis Sayles Global Growth Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .490% .480%
JNL/Lord Abbett Short Duration Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.350% .300% .290% .280%
JNL/Mellon Bond Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .150% .140% .130% .120%
JNL/Mellon Communication Services Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Consumer Discretionary Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Consumer Staples Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon DowSM Index Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Emerging Markets Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.300% .250% .200% .190% .180%

B-29

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Mellon Energy Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Equity Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .390% .380%
JNL/Mellon Financial Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Healthcare Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Industrials Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Information Technology Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon International Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.200% .150% .140% .130% .120%
JNL/Mellon Materials Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon MSCI KLD 400 Social Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.250% .200% .190% .180%

B-30

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Mellon Nasdaq® 100 Index Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over 5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon Real Estate Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon S&P 400 MidCap Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.190% .140% .130% .120% .110%
JNL/Mellon S&P 500 Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.170% .130% .120% .110% .090%
JNL S&P 500 Index Fund	$0-$1 billion $1 billion to $3 billion $3 to $5 billion Over $5 billion	0.20% 0.175% 0.165% 0.155%
JNL/Mellon Small Cap Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.190% .140% .130% .120% .110%
JNL/Mellon U.S. Stock Market Index Fund	$0 to $1 billion $1 billion to $5 billion Over $5 billion	.175% .150% .140%
JNL/Mellon Utilities Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Mellon World Index Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.240% .210% .180% .170% .160% .150%
JNL/Morningstar PitchBook Listed Private Equity Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%

B-31

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/Morningstar Wide Moat Index Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/MFS Mid Cap Value Fund	$0 to $100 million $100 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.600% .550% .540% .530% .520%
JNL/Neuberger Berman Commodity Strategy Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .390% .380%
JNL/Neuberger Berman Strategic Income Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .400% .390% .380%
JNL/PIMCO Income Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .440% .430%
JNL/PIMCO Investment Grade Credit Bond Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.350% .300% .290% .280%
JNL/PIMCO Real Return Fund	$0 to $1 billion $1 billion to $2 billion $2 billion to $3 billion $3 billion to $5 billion Over $5 billion	.390% .375% .365% .355% .345%
JNL/PPM America Floating Rate Income Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.500% .450% .425% .415% .405%
JNL/PPM America High Yield Bond Fund	$0 to $150 million $150 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .325% .315% .305%
JNL/PPM America Total Return Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.400% .350% .340% .330%
JNL/RAFI® Fundamental U.S. Small Cap Fund	$0 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .170% .160% .150%

B-32

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/RAFI® Multi-Factor U.S. Equity Fund	$0 to $750 million $750 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .170% .160% .150%
JNL/T. Rowe Price Balanced Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .475% .450% .440% .430%
JNL/T. Rowe Price Capital Appreciation Fund	$0 to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.575% .550% .530% .520% .510%
JNL/T. Rowe Price Established Growth Fund	$0 to $150 million $150 million to $500 million $500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .500% .450% .440% .430% .420%
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $150 million $150 million to $1 billion $1 billion to $3 billion Over $3 billion	.650% .600% .590% .580%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $250 million $250 million to $1.5 billion $1.5 billion to $3 billion $3 billion to $5 billion Over $5 billion	.350% .300% .275% .265% .255%
JNL/T. Rowe Price U.S. High Yield Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.525% .500% .490% .480%
JNL/T. Rowe Price Value Fund	$0 to $150 million $150 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.550% .480% .470% .450% .440%
JNL/Westchester Capital Event Driven Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	1.050% .900% .890% .880%
JNL/WCM Focused International Equity Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.700% .650% .640% .630%

B-33

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/WMC Balanced Fund	$0 to $50 million $50 million to $150 million $150 million to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .375% .350% .325% .315% .305%
JNL/WMC Equity Income Fund	$0 to $3 billion $3 billion to $5 billion Over $5 billion	.440% ..430% ..420%
JNL/WMC Global Real Estate Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.575% .550% .530% .520%
JNL/WMC Government Money Market Fund	$0 to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.180% .150% .140% .130%
JNL/WMC Value Fund	$0 to $300 million $300 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	.450% .400% .350% .340% .330%
JNL/Vanguard Growth ETF Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard Moderate ETF Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%
JNL/Vanguard Moderate Growth ETF Allocation Fund	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	.200% .175% .165% .155%

B-34

APPENDIX C

Amended and Restated

Investment Sub-Advisory Agreement

This Agreement is effective as of the 2nd day of May, 2005, and Amended and Restated effective as of the 1st day of December, 2012, by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser (“Sub-Adviser”).

Whereas, Adviser is the investment manager for the JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

Whereas, the Adviser represents that it has entered into an Investment Advisory and Management Agreement effective as of January 31, 2001, Amended and Restated as of the 28th day of February, 2012, and further Amended and Restated as of the 1st day of December, 2012 (“Management Agreement”) with the Trust; and

Whereas, Adviser desires to retain Sub-Adviser as Adviser’s agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (“each a Fund”).

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. In performing its obligations under this Agreement, the Sub-Advisor may, at its own discretion, delegate to any advisory affiliate the ability to provide non-dollar currency hedging for the portfolios of the Trust to which the Sub-Advisor provides sub-investment advisory services, without further written consent of the Adviser, provided that the Sub-Adviser shall always remain liable to the Adviser and the Fund(s) for its obligations hereunder.

2.	Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser’s services:

a)	the Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

b)	the Trust’s By-Laws and amendments thereto;

c)	resolutions of the Trust’s Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) and all amendments thereto;

e)	the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

f)	the Trust’s most recent prospectus and Statement of Additional Information for the Funds (collectively called the “Prospectus”).

It is understood that the name “Goldman, Sachs &Co.” or “Goldman Sachs” or any derivative thereof, any tradename, trademark, trade device, service mark, symbol or logo associated with those names are the valuable property of the Sub-Adviser or its affiliates and that the Adviser has the right to use such name (or derivative or logo), in offering materials or promotional or sales-related materials of the Fund. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, prospects of each Fund or the public that refer to the Fund in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as

C-1

may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective. Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser’s approval thereof.

3.	Management. Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust’s Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds’ investments, and will comply with the provisions of Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds, which may be amended from time to time. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions specifically applicable to the Funds unless such limitation or restrictions are provided to the Sub-Adviser in writing. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. The portfolio managers shall be available to meet with the Fund’s Board of Trustees at the Fund’s principal place of business on an annual basis on due notice and more frequently if requested by the Board, and agreed upon by the Sub-Adviser. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program, and such other reports as the Board or the Adviser may reasonably request.

Subject to the following paragraph, Sub-Adviser will manage the assets of the Funds that are under its management pursuant to this Agreement in compliance with the requirements of the 1940 Act, the regulations adopted by the Securities and Exchange Commission thereunder, and the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (“IRC”), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

The Adviser acknowledges that the Sub-Adviser is not a compliance agent for the Funds or the Adviser, and does not have full access to the Funds’ books and records necessary to perform certain compliance testing. Without necessarily limiting the scope of the foregoing, the Adviser acknowledges that it has sole responsibility and liability for monitoring and performing the compliance testing under the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (“IRC”), and its accompanying Regulation, Treas. Reg. Section 1.817-5. The Adviser agrees to notify the Sub-Adviser should the compliance tests it performs based off the official books and records of the Fund show the Fund to be out of compliance with the relevant regulations and the Sub-Adviser, on behalf of the Adviser agrees to work in good faith to bring the Fund into compliance within the applicable cure period.

Notwithstanding the foregoing, Sub-Adviser agrees to maintain portfolio positions on its internal databases relating to the Fund’s holdings and agrees to notify Adviser if it believes that the relevant tax provisions may be violated. Adviser recognizes that Sub-Adviser’s role in this respect is voluntary, and absent bad faith Sub-Adviser shall not assume or acquire any liability for its failure to so notify Adviser.

The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s opinion, constitute a violation of any federal or state laws, rules or regulations.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to similar accounts for which it has investment responsibilities;

b)	will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

C-2

c)	will report regularly to Adviser and to the Trust’s Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser;

d)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser;

e)	will prepare and maintain such books and records with respect to each Fund’s securities transactions in accordance with Section 7 herein, and will furnish Adviser and Trust’s Board of Trustees such periodic and special reports as the Adviser may reasonably request;

f)	will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser’s supervision;

g)	will act upon reasonable instructions from Adviser not inconsistent with the fiduciary duties and Investment Objectives hereunder;

h)	will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser;

i)	will provide reasonable assistance in connection with the determination of the fair value of securities in a Fund for which market quotations are not readily available and the parties to this Agreement agree that the Sub-Adviser shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Funds.

j)	will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder; and

k)	may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trusts, including the Funds, except that such consultations are permitted between the current and successor sub-advisers of the Funds in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

The Adviser and the Sub-Adviser each further agree that:

a)	to the extent that the Commodity Exchange Act, as amended (“CEA”), and the then-current Commodity Futures Trading Commission (“CFTC”) regulations require (i) registration by either party as a Commodity Pool Operator or Commodity Trading Advisor, (ii) specific disclosure, or as applicable to it (iii) filing of reports and other documents, each shall comply with such requirements;

b)	Sub-Adviser shall comply in all material respects with all requirements of the CEA applicable to it and then-current CFTC regulations that apply to Sub-Adviser with regard to the Fund, and with regard to all Funds for which it serves as Sub-Adviser; and

c)	Subject to foregoing, Sub-Adviser shall take reasonable steps to cooperate by assisting the Adviser in fulfilling any disclosure or reporting requirements applicable to the Fund under the CEA and/or then-current CFTC regulations.

4.	Custody of Assets. Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the valuation

C-3

of the assets of the Funds, collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of valuation, collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5.	Brokerage. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of futures agreements entered into by the Funds to the Adviser, if applicable. It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution” (including, to the extent legally permissible, broker-dealers and Futures Commissions Merchants affiliated with the Sub-Adviser), which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Trust’s Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on brokerage placements to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

Adviser acknowledges on behalf of the Fund that they agree to permit the Fund to engage in Agency Cross Transactions, in compliance with rule 206(3)-2 under the Investment Advisers Act of 1940 (“Advisers Act”).

Adviser and the Fund hereby acknowledge that:

In effecting such Agency Cross Transactions Sub-Adviser or its affiliates will act as broker for, receive commissions from, and have a potentially conflicting division of loyalties and responsibilities regarding both parties to such transactions;

Sub-Adviser hereby acknowledges that:

a)	Sub-Adviser is not relieved of its obligation to act in the best interests of the Fund, including its duty to obtain best price and execution for the Fund in such transactions and is not relieved from any disclosure obligation which may be imposed by subparagraph (1) or (2) of Section 206 of the Advisers Act or by other applicable provisions of the federal securities laws;

b)	For each Agency Cross Transaction, Sub-Adviser will send to the Fund, at or before the completion of the transaction, a confirmation which includes:

1)	a statement of the nature of such transaction,
2)	the date such transaction took place,
3)	acknowledgement that the Fund has the right to terminate its written consent at any time by written notice to Sub-Adviser,
4)	an offer to furnish upon request, the time when such transaction took place, and
5)	whether any other remuneration has been or will be received and an offer to furnish upon request the source and amount of any other remuneration received by Sub-Adviser and any other person relying on the rule in connection with the transaction;

c)	Sub-Adviser will send to the Fund at least quarterly a written statement or summary identifying the total number of such transactions during the period since the date of the last such statement or summary, and the total amount of all commissions or other remuneration received or to be received by Sub-Adviser or any other person relying on this rule in connection with such transactions during such period;

C-4

d)	Sub-Adviser will be obligated to provide notice of the Fund’s right of revocation of its written consents conspicuously on each confirmation and quarterly statement given to the Fund;

e)	Sub-Adviser will not execute any agency cross transaction involving the Fund when it has provided any investment advisory services with regard to such transaction to the counterparty. Sub-Adviser may, however, execute 17a-7 transactions in accordance with the Fund’s written procedures; and

f)	Nothing in this written consent shall be construed to permit the Sub-Adviser, on behalf of the Fund, to engage in a principal transaction under Section 206(3) of the Advisers Act where Sub-Adviser or its affiliates are acting or proposing to act for their own trading accounts.

6.	Expenses. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

7.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund’s portfolio transactions. The Adviser shall maintain all books and records not related to the Fund’s portfolio transactions.

8.	Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

9.	Services to Others. Adviser understands, and has advised the Trust’s Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may, but shall be under no obligation to, group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Trust’s Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust’s Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10.	Limitation of Liability. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser’s duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser’s willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

11.	Indemnification. Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party’s affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys’ fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party.

C-5

12.	Duration and Termination. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution, April 21, 2005. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

13.	Acknowledgements of Adviser. Adviser acknowledges and agrees that:

a)	If the Sub-Adviser is registered as a Commodity Trading Advisor under the CEA, the Adviser consents to the Sub-Adviser’s compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under Rule 4.7 with respect to a Fund’s trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Rule 4.7(d). The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Rule 4.7, including, upon request, confirming whether a Fund is a “qualified eligible person” as defined in Rule 4.7.

b)	If the Adviser is excluded from the definition of a commodity pool operator under Rule 4.5 with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5).

14.	Obligations of Adviser. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser’s investment advisory services as specified under this Agreement:

a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

b)	A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

c)	A copy of the current compliance procedures for each Fund.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness. In connection with these items, the Sub-Adviser intends to comply with Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, provided, however, Sub-Adviser shall have no responsibility to monitor compliance with these items listed above unless such items are provided to the Sub-Advisor in writing.

15.	Confidential Treatment. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities held by the Fund until it is either filed with the Securities & Exchange Commission or mailed out to shareholders, which filing or mailing shall not be made sooner than 30 days after quarter end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end. In addition, the Adviser may disclose to third party service providers, subject to a confidentiality agreement, a list of securities purchased or sold by the Fund. Sub-Adviser agrees to not publicly disclose the Fund holdings by specific reference to the Funds or as being Fund holdings of the Trust, provided however Adviser recognizes that the Fund holdings of the Funds may be similar to fund holdings held in other investment mandates, including separate accounts, that Sub-Adviser may manage and that Sub-Adviser may disclose holdings of those other mandates to third parties or to the holders of those accounts, including in marketing materials related to Sub-Adviser offered products.

16.	Entire Agreement; Amendment of this Agreement. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

C-6

17.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

a)	To Adviser:

Jackson National Life Insurance Company

1 Corporate Way

Lansing, MI 48951

Attn: Thomas J. Meyer

b)	To Sub-Adviser:

Goldman Sachs Asset Management, L.P.

200 West Street

37th Floor

New York, NY 10282

Attn: Marci Green

18.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The name “JNL Series Trust” and “Trustees of JNL Series Trust” refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the “JNL Series Trust” entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

20.	Counterpart Signatures. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 18th day of February, 2013, effective December 1, 2012.

Jackson National Asset Management, LLC

By: /s/ Mark D. Nerud

Name: Mark D. Nerud

Title: President and CEO

Goldman Sachs Asset Management, L.P.

By: /s/ James McNamara

Name: James McNamara

Title: Managing Director

C-7

Schedule A

Dated December 1, 2012

Funds
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs U.S. Equity Flex Fund

C-8

Schedule B

Dated December 1, 2012

(Compensation)

JNL/Goldman Sachs Core Plus Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $500 Million	.25%
$500 Million to $1 Billion	.17%
Amounts over $1 Billion	.15%

JNL/Goldman Sachs Emerging Markets Debt Fund
Average Daily Net Assets	Annual Rate
$0 to $200 Million	.50%
$200 Million to $1 Billion	.45%
Amounts over $1Billion	.40%

JNL/Goldman Sachs Mid Cap Value Fund
Average Daily Net Assets	Annual Rate
$0 to $100 Million	.50%
Amounts over $100 Million	.45%

JNL/Goldman Sachs U.S. Equity Flex Fund
Average Daily Net Assets	Annual Rate
$0 to $150 Million	.45%
Amounts over $150 Million	.40%

C-9

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Goldman Sachs Asset Management, L.P.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 2nd day of May, 2005, and Amended and Restated effective as of the 1st day of December, 2012 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”).

Whereas, the parties have agreed to amend the following sections of the Agreement:

Section 3. “Management”;

Section 12. “Duration and Termination”; and

Section 15. “Confidential Treatment”.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Add the following as a new sub-paragraph c) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it”, and re-number all sub-paragraphs alphabetically thereafter:

c)	will comply in all material respects with all foreign laws, regulations, and regulatory requirements as set forth by foreign regulatory agencies;

After renumbering the sub-sections as referenced above, delete sub-paragraph e) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it” in its entirety and replace it with the following:

e)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser; (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time;

After renumbering the sub-sections as referenced above, add the following as a new sub-paragraph f) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it”:

f)	as a service provider to the Funds will cooperate with the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Funds under Rule 38a-1 under the 1940 Act, including any reasonable document requests;

Delete Section 12. “Duration and Termination” in its entirety, and replace it with the following:

12.       Duration and Termination.  The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement.  Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through June 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.)  Section 10 and 11 herein shall survive the termination of this Agreement.

Delete Section 15. “Confidential Treatment” in its entirety, and replace it with the following:

15.       Confidential Treatment. All information and advice furnished by one party to the other party (including their respective agents, employees, and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations,

C-10

subpoenas, court orders, and as required in the administration and management of the Funds or as otherwise permitted in this section.  It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities held by the Fund until it is either filed with the Securities & Exchange Commission or mailed out to shareholders, which filing or mailing shall not be made sooner than 30 days after quarter end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end. In addition, the Adviser may disclose to third party service providers, subject to a confidentiality agreement, a list of securities purchased or sold by the Fund. Sub-Adviser agrees to not publicly disclose the Fund holdings by specific reference to the Funds or as being Fund holdings of the Trust, provided however Adviser recognizes that the Fund holdings of the Funds may be similar to fund holdings held in other investment mandates, including separate accounts, that Sub-Adviser may manage and that Sub-Adviser may disclose holdings of those other mandates to third parties or to the holders of those accounts, including in marketing materials related to Sub-Adviser offered products.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 21 day of June 2013, effective May 30, 2013.

Jackson National Asset Management, LLC	Goldman Sachs Asset Management, L.P.

By: /s/ Mark D. Nerud	By: /s/ Marci Green
Name: Mark D. Nerud	Name: Marci Green
Title: President and CEO	Title: Managing Director

C-11

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Goldman Sachs Asset Management, L.P.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended May 30, 2013 and June 3, 2013 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 12. “Duration and Termination”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Delete Section 12. “Duration and Termination” in its entirety, and replace with the following:

12.	Duration and Termination. The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 18th day of June 2014, effective June 4, 2014.

Jackson National Asset Management, LLC	Goldman Sachs Asset Management, L.P.

By: /s/ Mark D. Nerud	By: /s/ Marci Green
Name: Mark D. Nerud	Name: Marci Green
Title: President and CEO	Title: Managing Director

C-12

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Goldman Sachs Asset Management, L.P.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 2nd day of May, 2005, and Amended and Restated effective as of the 1st day of December, 2012, as amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 3. “Management.”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

The following shall be inserted as sub-paragraph n) in Section 3. “Management.” under the heading entitled: “The Sub-Adviser further agrees that it:”

n)	at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed and effective as of August 31, 2016.

Jackson National Asset Management, LLC	Goldman Sachs Asset Management, L.P.

By: /s/ Mark D. Nerud	By: /s/ Marci Green
Name: Mark D. Nerud	Name: Marci Green
Title: President and CEO	Title: Managing Director

C-13

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Goldman Sachs Asset Management, L.P.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, pursuant to a change of control for Standard & Poor’s Investment Advisory Services LLC, the Board of Trustees of the Trust approved the Sub-Adviser to sub-advise the following funds of Trust (the “JNL S&P Funds”), effective July 1, 2019:

1)	JNL/S&P Managed Growth Fund;
2)	JNL/S&P Managed Conservative Fund;
3)	JNL/S&P Managed Moderate Growth Fund;
4)	JNL/S&P Managed Moderate Fund;
5)	JNL/S&P Managed Aggressive Growth Fund;
6)	JNL/S&P Competitive Advantage Fund;
7)	JNL/S&P Dividend Income & Growth Fund;
8)	JNL/S&P International 5 Fund;
9)	JNL/S&P Intrinsic Value Fund;
10)	JNL/S&P Mid 3 Fund;
11)	JNL/S&P Total Yield Fund; and

Whereas, the Parties have agreed to amend the Agreement to update certain language and to add the JNL S&P Funds and each fund’s respective fees, effective July 1, 2019.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Existing sub-section l) in Section 3. MANAGEMENT, under the heading entitled “The Sub-Adviser further agrees that it” shall be deleted and replaced with the following:

“l)	will vote proxies received in connection with securities held by Funds other than the JNL S&P Funds, consistent with its fiduciary duties hereunder;”

2)	The first sentence of Section 3. MANAGEMENT, shall be revised as follows:

“Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust’s Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and (i) with respect to all Funds other than the JNL S&P Funds, place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of such Funds; (ii) with respect to the JNL S&P Managed Funds, provide directions to the Adviser with respect to all investment decisions for the Funds; and (iii) with respect to the JNL S&P Funds other than the JNL S&P Managed Funds, it will be the responsibility of the Sub-Adviser to provide directions to BNY Mellon, or any other agent that the Adviser may designate from time to time, for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), on behalf of such Funds, and BNY Mellon shall be responsible for executing such purchase and sale transactions.

C-14

3)	The following new sub-section d) in Section 3. MANAGEMENT, under the heading entitled “The Sub-Adviser further agrees that it” shall be added, and all sub-sections shall be re-numbered thereafter:

“d)	will be the responsibility of the Adviser to execute portfolio transactions for the “JNL S&P Managed Funds,” as defined in Schedule A, and that the Adviser will direct all incoming cash, maintain the allocations as directed by the Sub-Adviser and provide all required financial reporting;”

4)	The newly numbered sub-section e) in Section 3. MANAGEMENT, under the heading entitled “The Sub-Adviser further agrees that it” shall be deleted and replaced with the following:

“e)	will report regularly to Adviser and to the Trust’s Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and the specified benchmarks, as applicable, and will provide various other reports from time to time as reasonably requested by Adviser;”

5)	The newly numbered sub-section i) in Section 3. MANAGEMENT, under the heading entitled “The Sub-Adviser further agrees that it” shall not apply in connection with the Sub-Adviser’s services with respect to the S&P Funds.

6)	The newly numbered sub-section k) in Section 3. MANAGEMENT, under the heading entitled “The Sub-Adviser further agrees that it”, shall be deleted.

7)	Section 5. Brokerage shall apply to all Funds, except for the JNL S&P Funds, as defined in Schedule A.

8)	Section 15. Confidential Treatment shall be deleted and replaced with the following:

All information and advice furnished by one party to the other party (including their respective agents, employees, and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except with prior notification, as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds or as otherwise permitted in this section.  It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities held by the Fund until it is either filed with the Securities & Exchange Commission or mailed out to shareholders, which filing or mailing shall not be made sooner than 30 days after quarter end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end. In addition, the Adviser may disclose to third party service providers, subject to a confidentiality agreement, a list of securities purchased or sold by the Fund. Sub-Adviser agrees to not publicly disclose the Fund holdings by specific reference to the Funds or as being Fund holdings of the Trust, provided however Adviser recognizes that the Fund holdings of the Funds may be similar to fund holdings held in other investment mandates, including separate accounts, that Sub-Adviser may manage and that Sub-Adviser may disclose holdings of those other mandates to third parties or to the holders of those accounts, including in marketing materials related to Sub-Adviser offered products.

9)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated July 1, 2019, attached hereto.

10)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated July 1, 2019, attached hereto.

11)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

12)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

13)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

C-15

       In Witness Whereof, the Parties have caused this Amendment to be executed, effective as of July 1, 2019.

Jackson National Asset Management, LLC	Goldman Sachs Asset Management, L.P.

By: /s/ Mark D. Nerud	By: /s/ Marci Green
Name: Mark D. Nerud	Name: Marci Green
Title: President and CEO	Title: Managing Director

C-16

Schedule A

Dated July 1, 2019

Funds
JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/S&P Managed Growth Fund [1,2]
JNL/S&P Managed Conservative Fund [1,2]
JNL/S&P Managed Moderate Growth Fund [1,2]
JNL/S&P Managed Moderate Fund [1,2]
JNL/S&P Managed Aggressive Growth Fund [1,2]
JNL/S&P Competitive Advantage Fund [1]
JNL/S&P Dividend Income & Growth Fund [1]
JNL/S&P International 5 Fund [1]
JNL/S&P Intrinsic Value Fund [1]
JNL/S&P Mid 3 Fund [1]
JNL/S&P Total Yield Fund [1]

1)	The “JNL S&P Funds”.

2)	The “JNL S&P Managed Funds” - the underlying funds available for investment by these funds of funds are limited to the funds offered on the Adviser’s platform; provided that to the extent any underlying funds on the Adviser’s platform are funds managed by the Sub-Adviser (“GSAM Funds”), the Sub-Adviser will only recommend an investment be made by a JNL S&P Managed Fund in a GSAM Fund if it is the only available option to such JNL S&P Managed Fund for a particular asset or sub-asset class.

C-17

Schedule B

Dated July 1, 2019

(Compensation)

JNL/Goldman Sachs Emerging Markets Debt Fund
Average Daily Net Assets	Annual Rate
$0 to $400 Million	.450%
Amounts over $400 Million	.350%

Group 1:
Funds
JNL/S&P Managed Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Aggressive Growth Fund
Assets	Annual Rate
$0 to $8 Billion Over $8 Billion	0.02% 0.01%

The assets of the funds are aggregated for purposes of calculating the sub-advisory fee.

Group 2:
Funds
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P International 5 Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Mid 3 Fund
JNL/S&P Total Yield Fund
Assets	Annual Rate
$0 to $1Billion Next $2 Billion Over $3 Billion	0.08% 0.07% 0.05%

The assets of the funds are aggregated for purposes of calculating the sub-advisory fee.

C-18

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Goldman Sachs Asset Management, L.P.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, the Board of Trustees of the Trust has approved, and the Parties have agreed to amend Section 3. “Management” and Section 12. “Duration and Termination” of the Agreement, effective September 6, 2019.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Sub-paragraph j) after “The Sub-Adviser further agrees that it:”, under Section 3. “Management,” shall be deleted and replaced, in its entirety, with the following:

j)	will act upon reasonable instructions from Adviser (except as to the voting of proxies) not inconsistent with the fiduciary duties and Investment Objectives hereunder;

2)	Sub-paragraph l) after “The Sub-Adviser further agrees that it:”, under Section 3. “Management,” shall be deleted and replaced, in its entirety, with the following:

l)	consistent with its fiduciary duties to each Fund and on the Fund’s behalf, the Sub-Adviser is hereby appointed the Fund’s agent to exercise in its direction all rights and performs all duties with respect to the Fund’s right to vote (or refrain from voting), each Fund’s securities, other than the JNL S&P Funds, and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser. For the avoidance of doubt, the Sub-Adviser will have full discretion in this regard and the Adviser will not attempt to influence the Sub-Adviser’s voting decisions. The Sub-Adviser further agrees to report significant shareholdings for itself and on behalf of the Fund where required by local law;

3)	Section 12. “Duration and Termination” shall be deleted and replaced, in its entirety, with the following:

Duration and Termination. The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement.  Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser(“Independent Trustees”). Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser with the consent of the Board (including a majority of the Independent Trustees), or on sixty days’ written notice by the Sub-Adviser to the Trust and the other party. This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.)  Section 10 and 11 herein shall survive the termination of this Agreement.

In the event of termination, Adviser or Trust will remain liable to Sub-Adviser for any sub-advisory fees incurred pursuant to Section 8 above through termination, until the Sub-Adviser discontinues trading or the funds have been withdrawn from the Sub-Adviser’s management, whichever is earliest.

C-19

4)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

5)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

6)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective September 6, 2019.

Jackson National Asset Management, LLC	Goldman Sachs Asset Management, L.P.

By: /s/ Mark D. Nerud	By: /s/ Marci Green
Name: Mark D. Nerud	Name: Marci Green
Title: President and CEO	Title: Managing Director

C-20

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Goldman Sachs Asset Management, L.P.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Parties have agreed to amend the Agreement to incorporate the following changes effective April 26, 2021, as approved by the Board of Trustees of the Trust:

  Sub-Adviser Appointment (and corresponding fee schedule):

-	Appointment of Sub-Adviser to provide sub-investment advisory services to the JNL/Goldman Sachs 4 Fund, an existing fund of the Trust; and

  Removal of the following Funds (and corresponding fee schedules):

-	JNL/Goldman Sachs Competitive Advantage Fund (which has been reorganized into the JNL/Vanguard U.S. Stock Market Index Fund thereby terminating the Agreement with respect to the JNL/Goldman Sachs Competitive Advantage Fund);

-	JNL/Goldman Sachs Dividend Income & Growth Fund (which has been reorganized into the JNL/Vanguard U.S. Stock Market Index Fund thereby terminating the Agreement with respect to the JNL/Goldman Sachs Dividend Income & Growth Fund);

-	JNL/Goldman Sachs International 5 Fund (which has been reorganized into the JNL/Mellon International Index Fund thereby terminating the Agreement with respect to the JNL/Goldman Sachs International 5 Fund);

-	JNL/Goldman Sachs Intrinsic Value Fund (which has been reorganized into the JNL/Vanguard U.S. Stock Market Index Fund thereby terminating the Agreement with respect to the JNL/Goldman Sachs Intrinsic Value Fund); and

-	JNL/Goldman Sachs Total Yield Fund (which has been reorganized into the JNL/Vanguard U.S. Stock Market Index Fund thereby terminating the Agreement with respect to the JNL/Goldman Sachs Total Yield Fund).

Whereas, the Parties have also agreed to amend Section 17. “Notice.”.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Section 17. “Notice.” shall be deleted and replaced, in its entirety, with the following:

17.       Notice.

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or sent by electronic transmission (via e-mail) or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

C-21

To the Adviser:	Jackson National Asset Management, LLC
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: General Counsel
Email address: JNAMLegal@jackson.com

To the Sub-Adviser:	Goldman Sachs Asset Management, L.P.
200 West Street
37th Floor
New York, NY 10282
Attention: Marci Green
Email address: marci.green@gs.com
With a copy to:
Goldman Sachs Asset Management, L.P.
200 West Street
37th Floor
New York, NY 10282
Attention: Legal Department

2)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 26, 2021, attached hereto.

3)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 26, 2021, attached hereto.

4)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

5)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

6)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective as of April 26, 2021.

Jackson National Asset Management, LLC	Goldman Sachs Asset Management, L.P.

By:	By:
Name:	Name:
Title:	Title:

C-22

Schedule A

Dated April 26, 2021

Funds
JNL/Goldman Sachs 4 Fund
JNL/Goldman Sachs Managed Growth Fund [1]
JNL/Goldman Sachs Managed Conservative Fund [1]
JNL/Goldman Sachs Managed Moderate Growth Fund [1]
JNL/Goldman Sachs Managed Moderate Fund [1]
JNL/Goldman Sachs Managed Aggressive Growth Fund [1]

1)	The “JNL Goldman Sachs Managed Funds” - the underlying funds available for investment by these funds of funds are limited to the funds offered on the Adviser’s platform; provided that to the extent any underlying funds on the Adviser’s platform are funds managed by the Sub-Adviser (“GSAM Funds”), the Sub-Adviser will only recommend an investment be made by a JNL Goldman Sachs Managed Fund in a GSAM Fund if it is the only available option to such JNL Goldman Sachs Managed Fund for a particular asset or sub-asset class.

C-23

Schedule B

Dated April 26, 2021

(Compensation)

Funds
JNL/Goldman Sachs Managed Growth Fund
JNL/Goldman Sachs Managed Conservative Fund
JNL/Goldman Sachs Managed Moderate Growth Fund
JNL/Goldman Sachs Managed Moderate Fund
JNL/Goldman Sachs Managed Aggressive Growth Fund
Assets	Annual Rate
$0 to $8 Billion Over $8 Billion	0.02% 0.01%

The assets of the funds listed above are aggregated for purposes of calculating the sub-advisory fee.

Fund
JNL/Goldman Sachs 4 Fund
Assets	Annual Rate
$0 to $1 Billion $1 Billion to $3 Billion Over $3 Billion	0.08% 0.07% 0.05%

C-24

APPENDIX D

Amended and Restated

Investment Sub-Advisory Agreement

This Agreement is effective as of November 8, 2001, Amended and Restated effective as of the 18th day of February 2004, and further Amended and Restated effective as of the 1st day of December, 2012, by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Mellon Capital Management Corporation, a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, Adviser is the investment manager for the JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

Whereas, the Adviser represents that it has entered into an Investment Advisory and Management Agreement effective as of January 31, 2001, Amended and Restated as of the 28th day of February, 2012, and further Amended and Restated as of the 1st day of December, 2012 (“Management Agreement”), with the Trust; and

Whereas, Adviser desires to retain Sub-Adviser as Adviser’s agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (“each a Fund”).

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Funds with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing, whereupon such fund shall become a Fund hereunder, and be subject to this Agreement.

2.	Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser’s services:

a)	the Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

b)	the Trust’s By-Laws and amendments thereto;

c)	resolutions of the Trust’s Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) and all amendments thereto;

e)	the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

f)	the Trust’s most recent prospectus and Statement of Additional Information for the Funds (collectively called the “Prospectus”).

Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective. Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser’s approval thereof.

3.	Management. Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust’s Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including

D-1

financial futures and options of any type), all on behalf of the Funds. Sub-Adviser is expressly authorized to cause the assets of the Funds to be invested in Mellon The Bank of New York Mellon Corporation stock. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds’ investments, and will comply with the provisions of Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds as described in the Investment Objectives outlined in the Prospectus and/or the Statement of Additional Information of the applicable Fund delivered to, and approved by, Sub-Adviser in accordance with Section 2, which may be amended from time to time. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser, solely with respect to the assets of the Funds which are under its management pursuant to this Agreement, is responsible for compliance with the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (“IRC”), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

The anniversary date of each Fund, as defined in Treas. Reg. 1.817-5(c), is the anniversary of the date on which any amount received under a life insurance or annuity contract is first allocated to the Fund (i.e.: [date]) and the Funds shall be considered adequately diversified until their first anniversary date.

Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification and if the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Funds, as owner of the assets in the Funds, shall in good faith and in conjunction with Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 92-25 (or its successor) to request relief from the Commissioner of Internal Revenue Service, and that in such an event Adviser shall work in conjunction with Sub-Adviser in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.

The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s opinion, constitute a violation of any federal or state laws, rules or regulations.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

b)	will conform with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)	will report regularly to Adviser and to the Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser , the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser;

d)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser;

e)	will prepare and maintain such books and records with respect to each Fund’s securities transactions in accordance with Section 7 herein, and will furnish Adviser and Trust’s Board of Trustees such periodic and special reports as the Adviser may reasonably request;

f)	will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser’s supervision;

g)	will act upon reasonable instructions from Adviser not inconsistent with the fiduciary duties and Investment Objectives hereunder;

h)	will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall

D-2

not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser; and

i)	will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder.

The Adviser and the Sub-Adviser each further agree that:

a)	to the extent that the Commodity Exchange Act, as amended (“CEA”), and the then-current Commodity Futures Trading Commission (“CFTC”) regulations require (i) registration by either party as a Commodity Pool Operator or Commodity Trading Advisor, (ii) specific disclosure, or as applicable to it (iii) filing of reports and other documents, each shall comply with such requirements;

b)	Sub-Adviser shall comply with all requirements of the applicable CEA and then-current CFTC regulations that apply to Sub-Adviser with regard to the Fund, and with regard to all Funds for which it serves as Sub-Adviser; and

c)	Sub-Adviser shall cooperate by assisting the Adviser in fulfilling any disclosure or reporting requirements applicable to the Fund under the CEA and/or then-current CFTC regulations.

4.	Custody of Assets. Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5.	Brokerage. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of all such agreements to the Adviser. It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution”, which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Trust’s Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

6.	Expenses. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust. From time to time, the Sub-Adviser may agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

D-3

7.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund’s portfolio transactions. The Adviser shall maintain all books and records not related to the Fund’s portfolio transactions.

8.	Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

9.	Services to Others. Adviser understands, and has advised the Trust’s Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Trust’s Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust’s Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10.	Limitation of Liability. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser’s duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser’s willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

11.	Indemnification. Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party’s affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys’ fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party.

12.	Duration and Termination. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

13.	Acknowledgements of Adviser. Adviser acknowledges and agrees that:

a)	If the Adviser is excluded from the definition of a commodity pool operator under CFTC Rule 4.5 with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5); and

b)	If the Sub-Adviser is registered as a Commodity Trading Advisor under the CEA, the Adviser consents to the Sub-Adviser’s compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under CFTC Rule 4.7 with respect to a Fund’s trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Rule 4.7(d). The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Rule 4.7, including, upon request, confirming whether a Fund is a “qualified eligible person” as defined in Rule 4.7.

D-4

14.	Obligations of Adviser. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser’s investment advisory services as specified under this Agreement:

a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

b)	A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

c)	A copy of the current compliance procedures for each Fund.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15.	Confidential Treatment. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities purchased or sold by the Funds for a period of 15 days after month end, or any list of securities held by the Fund for 90 days after month end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end.

16.	Entire Agreement; Amendment of this Agreement. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

a)	To Adviser:

Jackson National Life Insurance Company

1 Corporate Way

Lansing, MI 48951

Attn: Thomas Meyer

b)	To Sub-Adviser:

Mellon Capital Management Corporation

50 Fremont Street, Suite 3900

San Francisco, CA 94105

Attn: Client Services

18.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The name “JNL Series Trust” and “Trustees of JNL Series Trust” refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the “JNL Series Trust” entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19.       Representations and Warranties of the Sub-Adviser.

The Sub-Adviser hereby represents that this Agreement does not violate any existing agreements between the Sub-Adviser and any other party.

D-5

The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940, as amended and has provided to the Adviser a copy of its most recent Form ADV as filed with the Securities and Exchange Commission.

The Sub-Adviser further represents that it has reviewed the post-effective amendment to the Registration Statement for the Funds filed with the Securities and Exchange Commission that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

20.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

21.	Counterpart Signatures. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 14th day of December, 2012, effective December 1, 2012.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

Jackson National Asset Management, LLC

By: /s/ Mark D. Nerud

Name: Mark D. Nerud

Title: President and CEO

Mellon Capital Management Corporation

By: /s/ Janet Lee

Name: Janet Lee

Title: Director

D-6

Schedule A

December 1, 2012

Funds
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Dow Jones U.S. Contrarian Opportunities Index Fund
JNL/Mellon Capital Management Emerging Markets Index Fund
JNL/Mellon Capital Management European 30 Fund
JNL/Mellon Capital Management Global Alpha Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Pacific Rim 30 Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Total Yield Fund
JNL/T. Rowe Price Mid-Cap Growth Fund

D-7

Schedule B

December 1, 2012

(Compensation)

JNL/Mellon Capital Management Bond Index Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Over $750 million	0.015%

JNL/Mellon Capital Management Dow Jones U.S. Contrarian Opportunities Index Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Over $750 million	0.015%

JNL/Mellon Capital Management Emerging Markets Index Fund
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.09%
$50 to $100 million	0.06%
$100 to $750 million	0.03%
Over $750 million	0.015%

JNL/Mellon Capital Management European 30 Fund
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.09%
$50 to $100 million	0.06%
$100 to $750 million	0.03%
Over $750 million	0.015%

D-8

JNL/Mellon Capital Management Global Alpha Fund
Average Daily Net Assets	Annual Rate
$0 to $200 million	0.60%
$200 to $400 million	0.55%
$400 to $600 million	0.50%
$600 to $800 million	0.45%
$800 to $900 million	0.40%
Over $900 million	0.35%

JNL/Mellon Capital Management International Index Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Over $750 million	0.015%

JNL/Mellon Capital Management Pacific Rim 30 Fund
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.09%
$50 to $100 million	0.06%
$100 to $750 million	0.03%
Over $750 million	0.015%

JNL/Mellon Capital Management S&P 500 Index Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Over $750 million	0.015%

JNL/Mellon Capital Management S&P 400 MidCap Index Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Over $750 million	0.015%

D-9

JNL/Mellon Capital Management Small Cap Index Fund
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Over $750 million	0.015%

JNL/S&P Competitive Advantage Fund
Average Daily Net Assets	Annual Rate
$0 to $100 million	0.06%
$100 to $750 million	0.03%
Over $750 million	0.015%

JNL/S&P Dividend Income & Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $100 million	0.06%
$100 to $750 million	0.03%
Over $750 million	0.015%

JNL/S&P Intrinsic Value Fund
Average Daily Net Assets	Annual Rate
$0 to $100 million	0.06%
$100 to $750 million	0.03%
Over $750 million	0.015%

JNL/S&P Total Yield Fund
Average Daily Net Assets	Annual Rate
$0 to $100 million	0.06%
$100 to $750 million	0.03%
Over $750 million	0.015%

D-10

JNL/T. Rowe Price Mid-Cap Growth Fund*
Average Daily Net Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 to $750 million	0.03%
Over $750 million	0.015%

*Fees will be paid based on assets invested in the mid-cap growth index strategy portion of the JNL/T. Rowe Price Mid-Cap Growth Fund managed by Mellon Capital Management Corporation.

D-11

Amendment to

Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Mellon Capital Management Corporation

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Mellon Capital Management Corporation, a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of November 8, 2001, Amended and Restated effective as of the 18th day of February 2004, and further Amended and Restated effective as of the 1st day of December, 2012 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust.

Whereas, in order to clarify Adviser and Sub-Adviser proxy voting responsibilities, the parties have agreed to Amend Sub-Section i) under Section 3. “Management” of the Agreement

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Sub-Section i) under Section 3. “Management”, shall be replaced in its entirety as follows:

i)       will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder; provided, however, that, in the event that a security to be purchased for a Fund in accordance with the Investment Objectives, is on The Bank of New York Mellon Corporation Restricted Securities List or, as a result of such purchase, would be placed on The Bank of New York Mellon Corporation Restricted Securities List (each, a “Restricted Security”), the Sub-Adviser will have no authority or discretion whatsoever to vote the proxies relating to any Restricted Security and such authority will be reserved to the Adviser to vote the proxies relating to any Restricted Security upon prompt notice received by the Sub-Adviser.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of April 15, 2013, effective as of February 20, 2013.

Jackson National Asset Management, LLC	Mellon Capital Management Corporation

By: /s/ Mark D. Nerud	By: /s/ Janet Lee
Name: Mark D. Nerud	Name: Janet Lee
Title: President and CEO	Title: Director

D-12

Amendment to

Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Mellon Capital Management Corporation

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Mellon Capital Management Corporation, a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of November 8, 2001, Amended and Restated effective as of the 18th day of February 2004, and further Amended and Restated effective as of the 1st day of December, 2012 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust.

Whereas, the parties have agreed to amend the following sections of the Agreement:

Section 3. “Management”;

Section 12. “Duration and Termination”; and

Section 15. “Confidential Treatment”.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Add the following as a new sub-paragraph c) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it”, and re-number all sub-paragraphs alphabetically thereafter:

d)	will comply with all foreign laws, regulations, and regulatory requirements as set forth by foreign regulatory agencies, as applicable;

After renumbering the sub-sections as referenced above, delete sub-paragraph e) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it” in its entirety and replace it with the following:

f)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser; (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time;

After renumbering the sub-sections as referenced above, add the following as a new sub-paragraph f) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it”:

g)	as a service provider to the Funds will cooperate fully with the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Funds under Rule 38a-1 under the 1940 Act, including any applicable document requests;

Delete Section 12. “Duration and Termination” in its entirety, and replace it with the following:

12.       Duration and Termination.  The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through June 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

Delete Section 15. “Confidential Treatment” in its entirety, and replace it with the following:

15.       Confidential Treatment. All information and advice furnished by one party to the other party (including their respective agents, employees, and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties (other than affiliates), except as may be necessary to comply with applicable laws,

D-13

rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds.  It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities purchased or sold by the Funds for a period of 15 days after month end, or any list of securities held by the Fund for 90 days after month end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 8th day of July 2013, effective May 30, 2013.

Jackson National Asset Management, LLC	Mellon Capital Management Corporation

By: /s/ Mark D. Nerud	By: /s/ Janet Lee
Name: Mark D. Nerud	Name: Janet Lee
Title: President and CEO	Title: Director

D-14

Amendment to

Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Mellon Capital Management Corporation

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Mellon Capital Management Corporation, a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended January 1, 2013, February 20, 2013, April 29, 2013, May 30, 2013, and June 6, 2013 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 3. “Management”.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Delete, in its entirety, the first paragraph in Section 3. “Management” and replace it with the following paragraph:

3.	Management. Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust’s Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds. Sub-Adviser is expressly authorized to cause the assets of the Funds to be invested in Mellon The Bank of New York Mellon Corporation stock. Adviser and/or the Fund’s custodian will handle matters relating to the Fund participating in any class action settlements and Sub-Adviser shall not have any obligations thereto. Without Adviser’s prior consent to each transaction, Sub-Adviser shall have full discretionary authority as agent and attorney-in-fact, with full power of substitution and full authority in the Fund’s name, to (a) buy, sell, hold, exchange, convert or otherwise deal in any manner in any assets; (b) place orders for the execution of such assets and other transactions with or through such brokers, dealers, counter-parties, issuers, agents or arrangers as Sub-Adviser may select; (c) execute, on behalf of the Fund, such brokerage, derivatives, subscription and other agreements and documents (including, without limitation, ISDA, LSTA, and/or Master Securities Forward Transaction Agreement or MSFTA documentation) as Sub-Adviser deems necessary or appropriate in connection with the Fund’s investment activities; and (d) negotiate, enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in connection with the performance of the Sub-Adviser’s duties hereunder. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds’ investments, and will comply with the provisions of Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds as described in the Investment Objectives outlined in the Prospectus and/or the Statement of Additional Information of the applicable Fund delivered to, and approved by, Sub-Adviser in accordance with Section 2, which may be amended from time to time. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser, solely with respect to the assets of the Funds which are under its management pursuant to this Agreement, is responsible for compliance with the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (“IRC”), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 30th day of January 2014, effective December 17, 2013.

Jackson National Asset Management, LLC	Mellon Capital Management Corporation

By: /s/ Mark D. Nerud	By: /s/ Janet Lee
Name: Mark D. Nerud	Name: Janet Lee
Title: President and CEO	Title: Director

D-15

Amendment to

Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Mellon Capital Management Corporation

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Mellon Capital Management Corporation, a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended January 1, 2013, February 20, 2013, April 29, 2013, May 30, 2013, June 3, 2013, December 17, 2013 and April 28, 2014 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust, as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 12. “Duration and Termination”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Delete Section 12. “Duration and Termination” in its entirety, and replace with the following:

12.	Duration and Termination. The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 10th day of July 2014, effective June 4, 2014.

Jackson National Asset Management, LLC	Mellon Capital Management Corporation

By: /s/ Mark D. Nerud	By: /s/ Janet Lee
Name: Mark D. Nerud	Name: Janet Lee
Title: President and CEO	Title: Director

D-16

Amendment to

Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Mellon Capital Management Corporation

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Mellon Capital Management Corporation, a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 8th day of November, 2001, as Amended and Restated effective as of the 18th day of February, 2004, as further Amended and Restated effective as of the 1st day of December, 2012, and as further amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 3. “Management.”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

The following shall be inserted as sub-paragraph l) in Section 3. “Management.” under the heading entitled: “The Sub-Adviser further agrees that it:”

l)	at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser shall, at its expense, bear any reasonable and out-of-pocket fees or costs incurred by the Adviser, the Fund, or any Trustee of the Fund (but limiting any attorneys’ fees and expenses solely to those incurred by outside counsels and excluding the value of fees or services performed by the Adviser’s internal counsel) associated with litigation arising from or pertaining to (i) the services provided by the Sub-Adviser under the Agreement (but excluding litigation for services provided and/or fees charged by the Adviser); and (ii) the Sub-Adviser’s general business operations that require the involvement or participation of the Adviser, the Fund, and/or any Trustee of the Fund. The Adviser shall, at its expense, bear any reasonable and out-of-pocket fees or costs incurred by the Sub-Adviser (but limiting any attorneys’ fees and expenses solely to those incurred by outside counsels and excluding the value of fees or services performed by the Sub-Adviser’s internal counsel) associated with litigation arising from or pertaining to (i) the services provided by the Adviser under the Agreement (but excluding litigation for services provided and/or fees charged by the Sub-Adviser) and (ii) the Adviser’s or Fund’s general business operations that require the involvement or participation of the Sub-Adviser. A party’s aggregate liability to the other for all fees and costs under this section shall not exceed $50,000 per Fund for each litigation, but in no event shall fees and costs exceed $250,000 for all such litigations occurring within any twelve month period or another amount as mutually agreed by the parties. Notwithstanding the foregoing, the limitations of liability set forth above shall not apply to any indemnification obligations hereunder.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed and effective as of August 31, 2016.

Jackson National Asset Management, LLC		Mellon Capital Management Corporation

By:	/s/ Mark D. Nerud	By:	/s/ Sheryl Linck
Name:	Mark D. Nerud	Name:	Sheryl Linck
Title:	President and CEO	Title:	Managing Director

D-17

Amendment to

Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Mellon Capital Management Corporation

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Mellon Capital Management Corporation, a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A of the Agreement.

Whereas, the Parties have agreed to amend the Agreement to reflect a change in the entity name for the Sub-Adviser, effective January 31, 2018.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	All references to Mellon Capital Management Corporation shall be deleted and replaced with the following entity name:

BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation).

2)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective January 31, 2018.

Jackson National Asset Management, LLC		BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)

By:	/s/ Mark D. Nerud	By:	/s/ Linda Lillard
Name:	Mark D. Nerud	Name:	Linda Lillard
Title:	President and CEO	Title:	Chief Operating Officer

D-18

Amendment to JNL Series Trust

Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and BNY Mellon Asset Management North America Corporation

(formerly Mellon Capital Management Corporation)

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation), a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A of the Agreement.

Whereas, the Parties have agreed to amend the following section of the Agreement, to update the Adviser’s address and Sub-Adviser’s address:

“Section 17. Notice.”

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Sub-paragraph a) and sub-paragraph b), in Section 17. “Notice,” shall be deleted and replaced, each in its entirety, with the following:

a)	To Adviser:
Jackson National Asset Management, LLC
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: General Counsel
E-mail: JNAMLegal@jackson.com

b)	To Sub-Adviser:
BNY Mellon Asset Management North America Corporation
One Boston Place
201 Washington Street
Boston, MA 02108-4408
Attn: Relationship Manager
E-mail: AMNARelationshipManagement@bnymellon.com

With a Copy to:
BNY Mellon Asset Management North America Corporation
One Boston Place
201 Washington Street
Boston, MA 02108-4408
Attn: Compliance Department
E-mail: amnacompliance@bnymellon.com

2)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

D-19

     In Witness Whereof, the Parties have caused this Amendment to be executed, effective August 31, 2018.

Jackson National Asset Management, LLC		BNY Mellon Asset Management North America Corporation

By:	/s/ Mark D. Nerud	By:	/s/ Almond Goduti
Name:	Mark D. Nerud	Name:	Almond Goduti
Title:	President and CEO	Title:	Managing Director

D-20

Amendment to

Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and BNY Mellon Asset Management North America Corporation

(formerly Mellon Capital Management Corporation)

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation), a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement, effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (each a “Fund,” and collectively, the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A of the Agreement.

Whereas, the Parties have agreed to amend the Agreement, to reflect a change in the entity name for the Sub-Adviser, effective January 2, 2019.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	All references to BNY Mellon Asset Management North America Corporation (formerly, Mellon Capital Management Corporation) shall be deleted and replaced with the following entity name:

Mellon Investments Corporation (originally, Mellon Capital Management Corporation).

2)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective January 2, 2019.

Jackson National Asset Management, LLC		Mellon Investments Corporation (originally, Mellon Capital Management Corporation)

By:	/s/ Mark D. Nerud	By:	/s/ Linda Lillard
Name:	Mark D. Nerud	Name:	Linda Lillard
Title:	President and CEO	Title:	Chief Operating Officer

D-21

Amendment to

Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Mellon Investments Corporation

(originally, Mellon Capital Management Corporation)

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Mellon Investments Corporation (originally, Mellon Capital Management Corporation), a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement, effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (each a “Fund,” and collectively, the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A of the Agreement.

Whereas, the Parties have agreed to amend Section 3. “Management” of the Agreement, to align with a change in administrative procedures, and Section 12. “Duration and Termination” to add clarifying language, effective January 25, 2019.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Sub-paragraph g) after “The Sub-Adviser further agrees that it:”, under Section 3. “Management,” which was updated to sub-paragraph i) in the May 30, 2013 amendment to the Agreement, shall be deleted and replaced, in its entirety, with the following:

i)       will act upon reasonable instructions from Adviser (except as to the voting of proxies) not inconsistent with the fiduciary duties and investment objectives hereunder;

2)	Sub-paragraph i) after “The Sub-Adviser further agrees that it:”, under Section 3. “Management,” which was updated to sub-paragraph k) in the May 30, 2013 amendment to the Agreement, shall be deleted and replaced, in its entirety, with the following:

k)       Consistent with its fiduciary duties to each Fund and on the Fund’s behalf, the Sub-Adviser is hereby appointed the Fund’s agent to exercise in its direction all rights and performs all duties with respect to the Fund’s right to vote (or refrain from voting), each Fund’s securities and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser. For the avoidance of doubt, the Sub-Adviser will have full discretion in this regard and the Adviser will not attempt to influence the Sub-Adviser’s voting decisions. The Sub-Adviser further agrees to report significant shareholdings for itself and on behalf of the Fund where required by local law. For the avoidance of doubt, the parties acknowledge and agree that the Sub-Adviser may be restricted from purchasing certain securities as a result of regulatory limits or other restrictions.

3)	Section 12. “Duration and Termination” shall be deleted and replaced, in its entirety, with the following:

Duration and Termination.  The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement.  Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser with the consent of the Board (including a majority of the Independent Trustees), or on sixty days’ written notice by the Sub-Adviser.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.)  Section 10 and 11 herein shall survive the termination of this Agreement.

4)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

5)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

D-22

6)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective January 25, 2019.

Jackson National Asset Management, LLC		Mellon Investments Corporation (originally, Mellon Capital Management Corporation)

By:	/s/ Mark D. Nerud	By:	/s/ Rose Huening-Clark
Name:	Mark D. Nerud	Name:	Rose Huening-Clark
Title:	President and CEO	Title:	Managing Director

D-23

Amendment to

Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Mellon Investments Corporation

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Mellon Investments Corporation, a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement, effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (each a “Fund,” and collectively, the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A of the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Parties have agreed to amend the Agreement to incorporate the following changes effective April 26, 2021, as approved by the Board of Trustees of the Trust:

1.	-	Fund Name Change:

	-	JNL/Mellon MSCI World Index Fund change to JNL/Mellon World Index Fund;

2.		New Funds (and corresponding fee schedules):

-	JNL/Morningstar PitchBook Listed Private Equity Index Fund;

-	JNL Bond Index Fund;

-	JNL Emerging Markets Index Fund;

-	JNL International Index Fund;

-	JNL Mid Cap Index Fund;

-	JNL Small Cap Index Fund; and

-	JNL U.S. Large Cap Index Fund;

3.		Sub-Adviser Appointments (and corresponding fee schedules):

	-	Appointment of Sub-Adviser to provide sub-investment advisory services to the JNL/Goldman Sachs 4 Fund, an existing fund of the Trust; and

-	Appointment of Sub-Adviser to provide sub-investment advisory services to the JNL/Vanguard U.S. Stock Market Index Fund (which is being renamed the JNL/Mellon U.S. Stock Market Index Fund);

4.		Termination/Removal of the following Funds (and corresponding fee schedules):

	-	JNL/Goldman Sachs Competitive Advantage Fund (which has been reorganized into the JNL/Vanguard U.S. Stock Market Index Fund thereby terminating the Agreement with respect to the JNL/Goldman Sachs Competitive Advantage Fund);

-	JNL/Goldman Sachs Dividend Income & Growth Fund (which has been reorganized into the JNL/Vanguard U.S. Stock Market Index Fund thereby terminating the Agreement with respect to the JNL/Goldman Sachs Dividend Income & Growth Fund);

-	JNL/Goldman Sachs International 5 Fund (which has been reorganized into the JNL/Mellon International Index Fund thereby terminating the Agreement with respect to the JNL/Goldman Sachs International 5 Fund);

-	JNL/Goldman Sachs Intrinsic Value Fund (which has been reorganized into the JNL/Vanguard U.S. Stock Market Index Fund thereby terminating the Agreement with respect to the JNL/Goldman Sachs Intrinsic Value Fund);

-	JNL/Goldman Sachs Total Yield Fund (which has been reorganized into the JNL/Vanguard U.S. Stock Market Index Fund thereby terminating the Agreement with respect to the JNL/Goldman Sachs Total Yield Fund);

D-24

-	JNL/Mellon Bond Index Fund (which has been converted to feeder fund advised only by the Adviser and, as a result, its assets have been reorganized into the JNL Bond Index Fund thereby terminating the Agreement with respect to the JNL/Mellon Bond Index Fund);

-	JNL/Mellon Emerging Markets Index Fund (which has been converted to feeder fund advised only by the Adviser and, as a result, its assets have been reorganized into the JNL Emerging Markets Index Fund thereby terminating the Agreement with respect to the JNL/Mellon Emerging Markets Index Fund);

-	JNL/Mellon International Index Fund (which has been converted to feeder fund advised only by the Adviser and, as a result, its assets have been reorganized into the JNL International Index Fund thereby terminating the Agreement with respect to the JNL/Mellon International Index Fund);

-	JNL/Mellon S&P 400 MidCap Index Fund (which has been converted to feeder fund advised only by the Adviser and, as a result, its assets have been reorganized into the JNL Mid Cap Index Fund thereby terminating the Agreement with respect to the JNL/Mellon S&P 400 MidCap Index Fund);

-	JNL/Mellon Small Cap Index Fund (which has been converted to feeder fund advised only by the Adviser and, as a result, its assets have been reorganized into the JNL Small Cap Index Fund thereby terminating the Agreement with respect to the JNL/Mellon Small Cap Index Fund);

-	JNL/RAFI® Fundamental Asia Developed Fund (which has been reorganized into the JNL/Mellon International Index Fund thereby terminating the Agreement with respect to the JNL/RAFI® Fundamental Asia Developed Fund); and

-	JNL/RAFI® Fundamental Europe Fund (which has been reorganized into the JNL/Mellon International Index Fund thereby terminating the Agreement with respect to the JNL/RAFI® Fundamental Europe Fund).

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 26, 2021, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced, in its entirety, with Schedule B dated April 26, 2021, attached hereto, to reflect the fee changes for the Funds outlined above.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect, in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective April 26, 2021.

Jackson National Asset Management, LLC	Mellon Investments Corporation

By:	By:
Name:	Name:
Title:	Title:

D-25

Schedule A

dated April 26, 2021

Funds
JNL iShares Tactical Growth Fund
JNL iShares Tactical Moderate Fund
JNL iShares Tactical Moderate Growth Fund
JNL S&P 500 Index Fund
JNL/Goldman Sachs 4 Fund
JNL/Mellon Communication Services Sector Fund
JNL/Mellon Consumer Discretionary Sector Fund
JNL/Mellon Consumer Staples Sector Fund
JNL/Mellon DowSM Index Fund
JNL/Mellon Energy Sector Fund
JNL/Mellon Equity Income Fund
JNL/Mellon Financial Sector Fund
JNL/Mellon Healthcare Sector Fund
JNL/Mellon Industrials Sector Fund
JNL/Mellon Information Technology Sector Fund
JNL/Mellon Materials Sector Fund
JNL/Mellon MSCI KLD 400 Social Index Fund
JNL/Mellon Nasdaq® 100 Index Fund
JNL/Mellon Real Estate Sector Fund
JNL/Mellon S&P 500 Index Fund
JNL/Mellon U.S. Stock Market Index Fund
JNL/Mellon Utilities Sector Fund
JNL/Mellon World Index Fund
JNL/Morningstar PitchBook Listed Private Equity Index Fund
JNL/Morningstar Wide Moat Index Fund
JNL/RAFI® Fundamental U.S. Small Cap Fund
JNL/RAFI® Multi-Factor U.S. Equity Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL Bond Index Fund
JNL Emerging Markets Index Fund
JNL International Index Fund
JNL Mid Cap Index Fund
JNL Small Cap Index Fund
JNL U.S. Large Cap Index Fund

D-26

Schedule B

dated April 26, 2021

(Compensation)

JNL iShares Tactical Growth Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL iShares Tactical Moderate Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL iShares Tactical Moderate Growth Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL S&P 500 Index Fund

Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Goldman Sachs 4 Fund

Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
Over $500 million	0.015%

D-27

JNL/Mellon Communication Services Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Consumer Discretionary Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Consumer Staples Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon DowSM Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

D-28

JNL/Mellon Energy Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Equity Income Fund

Average Daily Net Assets	Annual Rate
$0 to $100 Million	0.25%
$100 Million to $200 Million	0.20%
Over $200 Million	0.15%

JNL/Mellon Financial Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Healthcare Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Industrials Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

D-29

JNL/Mellon Information Technology Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Materials Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon MSCI KLD 400 Social Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Nasdaq® 100 Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

D-30

JNL/Mellon Real Estate Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon S&P 500 Index Fund

Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Mellon U.S. Stock Market Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon Utilities Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Mellon World Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

D-31

JNL/Morningstar PitchBook Listed Private Equity Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Morningstar Wide Moat Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/RAFI® Fundamental U.S. Small Cap Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/RAFI® Multi-Factor U.S. Equity Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

D-32

JNL/Vanguard Growth ETF Allocation Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Vanguard Moderate ETF Allocation Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL/Vanguard Moderate Growth ETF Allocation Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL Bond Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

D-33

JNL Emerging Markets Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL International Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.010%

JNL Mid Cap Index Fund

Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL Small Cap Index Fund

Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL U.S. Large Cap Index Fund

Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

D-34

APPENDIX E

Amended and Restated Administration Agreement

This Agreement is effective as of the 1st day of July, 2013, between JNL Series Trust, a Massachusetts business trust (“Trust”), and Jackson National Asset Management, LLC, a Michigan limited liability company (“Administrator”).

Whereas, the Trust and the Administrator previously entered into an Amended and Restated Administration Agreement dated as of February 28, 2012, which has since been amended by amendments (1) executed as of March 15, 2012, dated as of April 30, 2012, (2) executed as of June 15, 2012, effective as of March 1, 2012, and (3) executed as of November 30, 2012, dated as of April 29, 2013;

Whereas, the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and has established several separate series of shares (each, a “Fund”), with each Fund having its own assets and investment policies; and

Whereas, the Trust desires to retain the Administrator to furnish administrative services to each Fund listed in Schedule A attached hereto, and to such other series of the Trust hereinafter established as agreed to from time to time by the parties, evidenced by an addendum to Schedule A (hereinafter “Fund” shall refer to each Fund which is subject to this Agreement and all agreements and actions described herein to be made or taken by a Fund shall be made or taken by the Trust on behalf of the Fund), and the Administrator is willing to furnish such services.

Now, Therefore, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1. Services Of The Administrator

1.1 Administrative Services. The Administrator shall supervise each Fund’s business and affairs and shall provide such services required for effective administration of such Fund as are not provided by employees or other agents engaged by the Trust; provided, that the Administrator shall not have any obligation to provide under this Agreement any direct or indirect services to a Fund’s shareholders, any services related to the distribution of a Fund’s shares, or any other services that are the subject of a separate agreement or arrangement between a Fund and the Administrator. Subject to the foregoing, in providing administrative services hereunder, the Administrator shall:

1.1.1 Office Space, Equipment and Facilities. Furnish without cost to each Fund, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Funds’ needs;

1.1.2 Personnel. Provide, without remuneration from or other cost to each Fund, the services of individuals competent to perform all of the Funds’ executive, administrative and clerical functions that are not performed by employees or other agents engaged by the Fund or by the Administrator acting in some other capacity pursuant to a separate agreement or arrangement with the Fund;

1.1.3 Agents. Assist each Fund in selecting and coordinating the activities of the other agents engaged by the Fund, including the Funds’ custodian, independent auditors and legal counsel;

1.1.4 Trustees and Officers. Authorize and permit the Administrator’s directors, officers or employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust or any Fund;

1.1.5 Books and Records. Ensure that all financial, accounting and other records required to be maintained and preserved by each Fund are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations; and

1.1.6           Reports and Filings. Prepare, coordinate and finalize all periodic reports by each Fund to shareholders of such Fund and all reports and filings required to maintain the registration and qualification of the Fund and the Fund’s shares, including the continuous public sale of shares of each Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

2. Expenses Of Each Fund

2.1 Expenses to Be Paid by the Administrator. If the Administrator pays or assumes any expenses of the Trust or a Fund not required to be paid or assumed by the Administrator under this Agreement, the Administrator shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Administrator of any obligation to the Trust or to a Fund under any separate agreement or arrangement between the parties.

2.1.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property, except overdraft charges and interest expense;

2.1.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including, but not limited to, the charges of any shareholder servicing agent, dividend disbursing agent or other agent engaged by a Fund to service shareholder accounts;

E-1

2.1.3 Shareholder Reports. All expenses of preparing, setting type, printing and distributing reports and other communications to shareholders of a Fund;

2.1.4 Prospectuses. All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of a Fund’s Prospectus and SAI and any supplements thereto and of supplying them to shareholders of the Fund and Account holders;

2.1.5 Fund Accounting Services and Fund Valuation. All expenses for fund accounting services to compute a Fund’s NAV per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Funds’ investments;

2.1.6 Communications. All charges for equipment or services used for communications between the Administrator or the Fund and any custodian, shareholder servicing agent, accounting services agent, or other agent engaged by a Fund;

2.1.7 Legal and Accounting Fees. All charges for services and expenses of the Fund’s legal counsel and independent auditors excluding, however, the charges for services and expenses of independent legal counsel to the Trustees who are not “interested persons” (as such term is defined under Section 2(a)(19) of the 1940 Act, of the Funds (the “Disinterested Trustees”). In addition, all audit and tax return related charges and expenses;

2.1.8 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitation therefor;

2.1.9 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees, including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Fund in a manner approved by the Trustees, excluding, however, the expenses of the Trustees’ Errors & Omission policy;

2.1.10 Trade Association Fees. Its proportionate share of all fees, dues and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization;

2.1.11 Lipper Expenses. All charges for services and expenses for Lipper reports as requested or used by the Trustees;

2.1.12 Proxy Expenses. All charges for services and expenses paid to a third party for proxy expenses related to Form N-PX reporting and compliance;

2.1.13 JNAM Chief Compliance Officer and Compliance Staff. For all expenses related to his/her position as JNAM’s Chief Compliance Officer and for a portion of the expenses related to any compliance staffing, as approved by the Disinterested Trustees; and

2.1.14 Salaries. All salaries, expenses and fees of the officers, trustees, or employees of the Trust who are officers, directors or employees of the Administrator.

2.2 Expenses to Be Paid by the Funds. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Administrator under this Agreement or under any separate agreement between such Fund and the Administrator. Expenses to be borne by such Fund shall include both expenses directly attributable to the operation of that Fund and the offering of its shares, as well as the portion of any expenses of the Trust that is properly allocable to such Fund in a manner approved by the Trustees. Subject to any separate agreement or arrangement between the Trust or a Fund and the Administrator, the expenses hereby allocated to each Fund, and not to the Administrator, include, but are not limited to:

2.2.1           Registration Fees. All fees and expenses of registering and maintaining the registration of the Trust and each Fund under the 1940 Act and the registration of each Fund’s shares under the Securities Act of 1933, as amended (the “1933 Act”), or all fees and expenses of registering and maintaining the registration of the Trust and each Fund under the laws and regulations of foreign countries in which the Funds may invest, fees and expenses paid to the Public Company Accounting Oversight Board and any fees for CUSIP number registration;

2.2.2 Brokerage Commissions. All brokers’ commissions and other charges incident to the purchase, sale or lending of a Fund’s securities;

2.2.3 Taxes. All taxes or governmental fees or accounting related services payable by or with respect to a Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

2.2.4 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is a party and the expenses a Fund may incur as a result of its legal obligation to provide indemnification to the Trust’s officers, Trustees and agents;

2.2.5 Investment Advisory Services. Any fees and expenses for investment advisory services that may be incurred or contracted for by a Fund;

2.2.6 Independent Legal Counsel to Disinterested Trustees. All charges for services and expenses of independent legal counsel to the Disinterested Trustees;

E-2

2.2.7 Trustees’ Fees and Expenses. All compensation of Trustees, all expenses incurred in connection with such Trustees’ services as Trustees, and all other expenses of meetings of the Trustees or committees thereof;

2.2.8 Rule 12b-1 Fees. All fees paid to the Funds’ distributor pursuant to a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act;

2.2.9 License Fees. All license fees for the Funds;

2.2.10 Funds’ Chief Compliance Officer and Compliance Staff. For all expenses related to his/her position as the Fund’s Chief Compliance Officer and for a portion of the expenses related to any compliance staffing as agreed to by the Disinterested Trustees;

2.2.11 Trustees Errors and Omission Policy. For all expenses of the Trustees’ Errors & Omission policy;

2.2.12 Anti-Money Laundering (“AML”) Service Fee. For all expenses related to AML Services paid to Jackson National Life Insurance Company;

2.2.13 Short Sales. All costs associated with a Fund’s short sales on equity securities, including but not limited to dividend expenses and interest;

2.2.14 JNL/Franklin Templeton Mutual Shares Fund. Reasonable legal fees associated with litigation against any issuer brought by the Fund’s sub-adviser on behalf of the Fund and other expenses associated with the Fund’s investment; and

2.2.15. Borrowing. All costs and expenses that may be incurred by a Fund related to borrowing money, including interest expenses.

3. Administration Fee

3.1 Fee. As compensation for services performed and the facilities and personnel provided by the Administrator under this Agreement, the Trust will pay to the Administrator a single unified fee, accrued daily and payable monthly on the average daily net assets in each Fund, in accordance with Schedule B hereto; provided that, in the case of each Fund identified in Schedule C hereto that has a wholly owned subsidiary (which subsidiary is obligated to pay an administration fee to the Administrator), 1) the Fund’s average daily net assets for purposes of the foregoing shall include the average daily net assets of its subsidiary and 2) the fee payable hereunder with respect to that Fund, as calculated pursuant to the foregoing, shall be reduced by the amount of the administration fee paid to the Administrator by its subsidiary under the applicable Administration Agreement. Accordingly, with respect to each such Fund and its subsidiary, the Administrator shall receive the same aggregate fee under this Agreement and the Administration Agreement with that subsidiary as if the subsidiary’s assets were directly held by the Fund.

3.2 Computation and Payment of Fee. The administration fee shall accrue on each calendar day; and shall be payable monthly on the first business day of the next succeeding calendar month.

4. Ownership Of Records

All records required to be maintained and preserved by each Fund pursuant to the provisions or rules or regulations of the Securities and Exchange Commission (“SEC”) under section 31(a) of the 1940 Act and maintained and preserved by the Administrator on behalf of such Fund are the property of such Fund and shall be surrendered by the Administrator promptly on request by the Fund; provided, that the Administrator may at its own expense make and retain copies of any such records.

5. Reports To Administrator

If necessary, the Trust shall furnish or otherwise make available to the Administrator such copies of each Fund’s Prospectus, SAI, financial statements, proxy statements, reports, and other information relating to its business and affairs as the Administrator may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

6. Reports To Each Fund

The Administrator shall prepare and furnish to the Trust with respect to each Fund such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

7. Ownership Of Software And Related Materials

All computer programs, written procedures and similar items developed or acquired and used by the Administrator in performing its obligations under this Agreement shall be the property of the Administrator, and neither the Trust nor any Fund will acquire any ownership interest therein or property rights with respect thereto.

8. Confidentiality

8.1 The Administrator agrees, on its own behalf and on behalf of its directors, officers, employees, agents and contractors, to keep confidential any and all records maintained and other information obtained hereunder which relate to any Fund or to any of a Fund’s former, current or prospective shareholders, except that the Administrator may deliver records or divulge information (a) when requested to do so by duly constituted authorities after prior notification to and approval in writing by such Fund (which approval will not be unreasonably withheld and may not be withheld by such Fund where the Administrator advises such Fund that it may be exposed to civil or criminal contempt proceeding or other penalties for failure to comply with such request) or (b) whenever requested in writing to do so by such Fund.

E-3

8.2 The Administrator agrees to keep confidential all information (whether written or oral), ideas, techniques, and materials supplied by the other party, and shall not distribute the same to any other parties, at any time, except with the express written consent of the other party. The Administrator agrees to discontinue use of and destroy, where applicable, all information, ideas, techniques, and materials supplied by the other party upon termination of this Agreement. The Administrator acknowledges that certain information made available to the other party may be deemed nonpublic personal information under the Gramm-Leach-Bliley Act or other federal and state privacy laws and the regulations promulgated thereunder (collectively, “Privacy Laws”). The Administrator agrees: (a) not to disclose or use such information except as required to carry out its duties under this Agreement or as otherwise permitted by the Privacy Laws; (b) to establish and maintain written procedures and physical safeguards reasonably designed to insure the security and privacy of all such information; and (c) to cooperate with the other party and provide reasonable assistance in ensuring compliance of such Privacy Laws to the extent applicable to either party.

9. The Administrator’s Actions In Reliance On Funds’ Instructions, Legal Opinions, Etc.; Funds’ Compliance With Laws.

9.1 The Administrator may at any time apply to an officer of the Trust for instructions, and may consult with legal counsel for a Fund or with the Administrator’s own legal counsel, in respect of any matter arising in connection with this Agreement; and the Administrator shall not be liable for any action taken or omitted to be taken in good faith and with due care in accordance with such instructions or with the advice or opinion of such legal counsel. The Administrator shall be protected in acting upon any such instructions, advice, or opinion and upon any other paper or document delivered by a Fund or such legal counsel which the Administrator believes to be genuine and to have been signed by the proper person or persons, and the Administrator shall not be held to have notice of any change of status or authority of any officer or representative of the Trust, until receipt of written notice thereof from the Trust.

9.2 Except as otherwise provided in this Agreement or in any separate agreement between the parties and except for the accuracy of information furnished to each Fund by the Administrator, each Fund assumes full responsibility for the preparation, contents, filing and distribution of its Prospectus and SAI.

10. Services To Other Clients

Nothing herein contained shall limit the freedom of the Administrator or any affiliated person of the Administrator to render administrative or shareholder services to other investment companies, to act as administrator to other persons, firms, or corporations, or to engage in other business activities.

11. Limitation Of Liability Regarding The Trust

The Administrator shall look only to the assets of each Fund for performance of this Agreement by the Trust on behalf of such Fund, and neither the Trustees of the Trust nor any of the Trust’s officers, employees or agents, whether past, present or future shall be personally liable therefor.

12. Indemnification By Fund

Each Fund shall indemnify the Administrator and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by the Administrator that result from (i) any claim, action, suit or proceeding in connection with the Administrator’s entry into or performance of this Agreement with respect to such Fund; or (ii) any action taken or omission to act committed by the Administrator in the performance of its obligations hereunder with respect to such Fund; or (iii) any action of the Administrator upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of the Trust with respect to such Fund; provided, that the Administrator shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Administrator or its employees, agents or contractors. Before confessing any claim against it which may be subject to indemnification by a Fund hereunder, the Administrator shall give such Fund reasonable opportunity to defend against such claim in its own name or in the name of the Administrator.

13. Indemnification By The Administrator

The Administrator shall indemnify each Fund and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by such Fund which result from (i) the Administrator’s failure to comply with the terms of this Agreement with respect to such Fund; or (ii) the Administrator’s lack of good faith in performing its obligations hereunder with respect to such Fund; or (iii) the Administrator’s negligence or misconduct or its employees, agents or contractors in connection herewith with respect to such Fund. A Fund shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of that Fund or its employees, agents or contractors other than the Administrator, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of the Administrator, any affiliated person of the Administrator, or any affiliated person of an affiliated person of the Administrator. Before confessing any claim against it which may be subject to indemnification hereunder, a Fund shall give the Administrator reasonable opportunity to defend against such claim in its own name or the name of the Fund.

E-4

14. Effect Of Agreement

Nothing herein contained shall be deemed to require the Trust or any Fund to take any action contrary to the Trust Instrument or By-laws of the Trust or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of their responsibility for and control of the conduct of the business and affairs of the Fund or the Trust.

15. Term Of Agreement

This Agreement will become effective as to the Trust upon execution or, if later, the date that initial capital for the Trust is first provided to it and, unless sooner terminated as provided herein, will continue in full force and effect for two years from the date of its execution. With regard to any Fund added to the Trust by execution of an Addendum to Schedule A, the term of this Agreement shall begin on the date of such execution. Thereafter, if not terminated as to a Fund, this Agreement will continue as to each Fund from year to year through June 30th of each successive year, provided that such continuation is specifically approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Fund with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by a vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Fund by the vote of a majority of the outstanding voting securities of that Fund, or by the Trustees which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Fund notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Fund, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole. However, the addition or deletion of a Fund reflecting changes that have been formally approved by resolution by the Board of Trustees will not require approval of an amendment to this Agreement by the Board of Trustees.

16. Amendment Or Assignment Of Agreement

Any amendment to this Agreement shall be in writing signed by the parties hereto; provided, that no such amendment shall be effective unless authorized on behalf of any Fund (i) by resolution of the Trustees, including the vote or written consent of a majority of the Disinterested Trustees, or (ii) by vote of a majority of the outstanding voting securities of such Fund.

This Agreement shall terminate automatically and immediately in the event of its assignment; provided, that with the consent of a Fund, the Administrator may subcontract to another person any of its responsibilities with respect to such Fund.

17. Termination Of Agreement

This Agreement may be terminated at any time by either party hereto, without the payment of any penalty, upon at least sixty days’ prior written notice to the other party; provided, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trustees, including the vote or written consent of the Disinterested Trustees, or (ii) by vote of a majority of the outstanding voting securities of such Fund.

18. Use Of Name

Each Fund hereby agrees that if the Administrator shall at any time for any reason cease to serve as administrator to a Fund, such Fund shall, if and when requested by the Administrator, thereafter refrain from using the name “Jackson National Asset Management, LLC” or the initials “JNAM” in connection with its business or activities, and the foregoing agreement of each Fund shall survive any termination of this Agreement and any extension or renewal thereof.

19. Interpretation And Definition Of Terms

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and affiliated person,” as used in this Agreement shall have the meanings assigned to them by section 2(a) of the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20. Choice Of Law

This Agreement is made and to be principally performed in the State of Illinois, and except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Illinois.

21. Captions

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

E-5

22. Execution On Counterparts

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In Witness Whereof, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

JNL Series Trust

Attest: /s/ Norma M. Mendez	By: /s/ Kelly L. Crosser
Printed Name: Norma M. Mendez	Name: Kelly L. Crosser
Title: Assistant Secretary

Jackson National Asset Management, LLC

Attest: /s/ Norma M. Mendez	By: /s/ Mark D. Nerud
Printed Name: Norma M. Mendez	Name: Mark D. Nerud
Title: President and CEO

E-6

Schedule A

July 1, 2013

Funds
JNL/American Funds Balanced Allocation Fund
JNL/American Funds Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL/AQR Managed Futures Strategy Fund
JNL/BlackRock Commodity Securities Strategy Fund
JNL/BlackRock Global Allocation Fund
JNL/Brookfield Global Infrastructure Fund
JNL/Capital Guardian Global Diversified Research Fund
JNL/Capital Guardian Global Balanced Fund
JNL/DFA U.S. Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/Eastspring Investments Asia ex-Japan Fund
JNL/Eastspring Investments China-India Fund
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Growth Fund
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Growth Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund

E-7

Funds
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs U.S. Equity Flex Fund
JNL Institutional Alt 20 Fund
JNL Institutional Alt 35 Fund
JNL Institutional Alt 50 Fund
JNL Institutional Alt 65 Fund
JNL/Invesco International Growth Fund
JNL/Invesco Large Cap Growth Fund
JNL/Invesco Global Real Estate Fund
JNL/Invesco Small Cap Growth Fund
JNL/Ivy Asset Strategy Fund
JNL/JPMorgan International Value Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund
JNL/Lazard Mid Cap Equity Fund
JNL/M&G Global Basics Fund
JNL/M&G Global Leaders Fund
JNL/Mellon Capital Bond Index Fund
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund
JNL/Mellon Capital Emerging Markets Index Fund
JNL/Mellon Capital European 30 Fund
JNL/Mellon Capital Global Alpha Fund
JNL/Mellon Capital Index 5 Fund
JNL/Mellon Capital International Index Fund
JNL/Mellon Capital Pacific Rim 30 Fund
JNL/Mellon Capital Small Cap Index Fund
JNL/Mellon Capital 10 x 10 Fund

E-8

Funds
JNL/Mellon Capital S&P 500 Index Fund
JNL/Mellon Capital S&P 400 MidCap Index Fund
JNL/Mellon Capital Utilities Sector Fund
JNL/Morgan Stanley Mid Cap Growth Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/Oppenheimer Global Growth Fund
JNL/PPM America Floating Rate Income Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Value Equity Fund
JNL/Red Rocks Listed Private Equity Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price Value Fund
JNL/WMC Balanced Fund
JNL/WMC Money Market Fund
JNL/WMC Value Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P Intrinsic Value Fund

E-9

Funds
JNL/S&P Total Yield Fund
JNL/S&P 4 Fund
JNL/UBS Large Cap Select Growth Fund
JNL Disciplined Moderate Fund
JNL Disciplined Moderate Growth Fund
JNL Disciplined Growth Fund

E-10

Schedule B

July 1, 2013

Class A & B Shares

Funds	Assets	Fee
JNL/American Funds Balanced Allocation Fund	All Assets	.15%
JNL/American Funds Blue Chip Income and Growth Fund	All Assets	.15%
JNL/American Funds Global Bond Fund	All Assets	.15%
JNL/American Funds Global Small Capitalization Fund	All Assets	.15%
JNL/American Funds Growth Allocation Fund	All Assets	.15%
JNL/American Funds Growth-Income Fund	All Assets	.15%
JNL/American Funds International Fund	All Assets	.15%
JNL/American Funds New World Fund	All Assets	.15%
JNL/AQR Managed Futures Strategy Fund	All Assets	.20%
JNL/BlackRock Commodity Securities Strategy Fund	All Assets	.15%
JNL/BlackRock Global Allocation Fund	All Assets	.15%
JNL/Brookfield Global Infrastructure Fund	All Assets	.15%
JNL/Capital Guardian Global Diversified Research Fund	All Assets	.15%
JNL/Capital Guardian Global Balanced Fund	All Assets	.15%
JNL/DFA U.S. Core Equity Fund	All Assets	.10%
JNL/Eagle SmallCap Equity Fund	All Assets	.10%
JNL/Eastspring Investments Asia ex-Japan Fund	All Assets	.15%
JNL/Eastspring Investments China-India Fund	All Assets	.20%
JNL/Franklin Templeton Founding Strategy Fund	All Assets	.05%
JNL/Franklin Templeton Global Growth Fund	All Assets	.15%
JNL/Franklin Templeton Global Multisector Bond Fund	All Assets	.15%
JNL/Franklin Templeton International Small Cap Growth Fund	All Assets	.15%
JNL/Franklin Templeton Income Fund	All Assets	.10%
JNL/Franklin Templeton Mutual Shares Fund	All Assets	.10%
JNL/Franklin Templeton Small Cap Value Fund	All Assets	.10%
JNL/Goldman Sachs Core Plus Bond Fund	All Assets	.10%
JNL/Goldman Sachs Emerging Markets Debt Fund	All Assets	.15%
E-11

Funds	Assets	Fee
JNL/Goldman Sachs Mid Cap Value Fund	All Assets	.10%
JNL/Goldman Sachs U.S. Equity Flex Fund	All Assets	.15%
JNL Institutional Alt 20 Fund	All Assets	.05%
JNL Institutional Alt 35 Fund	All Assets	.05%
JNL Institutional Alt 50 Fund	All Assets	.05%
JNL Institutional Alt 65 Fund	All Assets	.05%
JNL/Invesco International Growth Fund	All Assets	.15%
JNL/Invesco Large Cap Growth Fund	All Assets	.10%
JNL/Invesco Global Real Estate Fund	All Assets	.15%
JNL/Invesco Small Cap Growth Fund	All Assets	.10%
JNL/Ivy Asset Strategy Fund	All Assets	.15%
JNL/JPMorgan International Value Fund	All Assets	.15%
JNL/JPMorgan U.S. Government & Quality Bond Fund	All Assets	.10%
JNL/JPMorgan MidCap Growth Fund	All Assets	.10%
JNL/Lazard Emerging Markets Fund	All Assets	.15%
JNL/Lazard Mid Cap Equity Fund	All Assets	.10%
JNL/M&G Global Basics Fund	All Assets	.15%
JNL/M&G Global Leaders Fund	All Assets	.15%
JNL/Mellon Capital Bond Index Fund	All Assets	.10%
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund	All Assets	.15%
JNL/Mellon Capital Emerging Markets Index Fund	All Assets	.15%
JNL/Mellon Capital European 30 Fund	All Assets	.20%
JNL/Mellon Capital Global Alpha Fund	All Assets	.15%
JNL/Mellon Capital Index 5 Fund	All Assets	.05%
JNL/Mellon Capital International Index Fund	All Assets	.15%
JNL/Mellon Capital Pacific Rim 30 Fund	All Assets	.20%
JNL/Mellon Capital Small Cap Index Fund	All Assets	.10%
JNL/Mellon Capital 10 x 10 Fund	All Assets	.05%
JNL/Mellon Capital S&P 500 Index Fund	All Assets	.10%
E-12

Funds	Assets	Fee
JNL/Mellon Capital S&P 400 MidCap Index Fund	All Assets	.10%
JNL/Mellon Capital Utilities Sector Fund	All Assets	.15%
JNL/Morgan Stanley Mid Cap Growth Fund	All Assets	.15%
JNL/Neuberger Berman Strategic Income Fund	All Assets	.15%
JNL/Oppenheimer Global Growth Fund	All Assets	.15%
JNL/PIMCO Real Return Fund	All Assets	.10%
JNL/PIMCO Total Return Bond Fund	All Assets	.10%
JNL/PPM America Floating Rate Income Fund	All Assets	.15%
JNL/PPM America High Yield Bond Fund	All Assets	.10%
JNL/PPM America Mid Cap Value Fund	All Assets	.10%
JNL/PPM America Small Cap Value Fund	All Assets	.10%
JNL/PPM America Value Equity Fund	All Assets	.10%
JNL/Red Rocks Listed Private Equity Fund	All Assets	.15%
JNL/T. Rowe Price Established Growth Fund	All Assets	.10%
JNL/T. Rowe Price Mid-Cap Growth Fund	All Assets	.10%
JNL/T. Rowe Price Short-Term Bond Fund	All Assets	.10%
JNL/T. Rowe Price Value Fund	All Assets	.10%
JNL/WMC Balanced Fund	All Assets	.10%
JNL/WMC Money Market Fund	All Assets	.10%
JNL/WMC Value Fund	All Assets	.10%
JNL/S&P Managed Growth Fund	All Assets	.05%
JNL/S&P Managed Conservative Fund	All Assets	.05%
JNL/S&P Managed Moderate Growth Fund	All Assets	.05%
JNL/S&P Managed Moderate Fund	All Assets	.05%
JNL/S&P Managed Aggressive Growth Fund	All Assets	.05%
JNL/S&P Competitive Advantage Fund	All Assets	.10%
JNL/S&P Dividend Income & Growth Fund	All Assets	.10%
JNL/S&P Intrinsic Value Fund	All Assets	.10%
JNL/S&P Total Yield Fund	All Assets	.10%
E-13

Funds	Assets	Fee
JNL/S&P 4 Fund	All Assets	.05%
JNL/UBS Large Cap Select Growth Fund	All Assets	.10%
JNL Disciplined Moderate Fund	All Assets	.05%
JNL Disciplined Moderate Growth Fund	All Assets	.05%
JNL Disciplined Growth Fund	All Assets	.05%

E-14

Schedule C

July 1, 2013

(List of Adviser’s Administration Agreements with Funds’ Subsidiaries)

Funds	Subsidiaries*

JNL/AQR Managed Futures Strategy Fund	JNL/AQR Managed Futures Strategy Fund, Ltd.
JNL/BlackRock Global Allocation Fund	JNL/BlackRock Global Allocation Fund Ltd.
JNL/BlackRock Commodity Securities Strategy Fund (formerly, JNL/BlackRock Commodity Securities Fund)	JNL/BlackRock Commodity Securities Strategy Fund Ltd.
JNL/Ivy Asset Strategy Fund	JNL/Ivy Asset Strategy Fund Ltd.

* The Administrator has entered into an Administration Agreement with each subsidiary -- which is wholly owned by the Fund listed opposite its name -- pursuant to which the subsidiary is obligated to pay an administration fee to the Administrator in the same amount as set forth in Schedule B for its parent Fund.

E-15

Amendment to

Amended and Restated Administration Agreement

Between JNL Series Trust and

Jackson National Asset Management, LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company (“Administrator”), and JNL Series Trust, a Massachusetts business trust (“Trust”).

Whereas, the Trust and the Administrator entered into an Amended and Restated Administration Agreement effective as of July 1, 2013 (“Agreement”), whereby the Administrator agreed to perform certain administrative services to several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the Trust and the Administrator have agreed to amend the Agreement.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Paragraph 2.1.7 of the Agreement is hereby deleted and replaced in its entirety with the following:

2.1.7 Legal and Accounting Fees. All charges for routine, day-to-day services and expenses of the Fund’s legal counsel and independent auditors excluding, however, the charges for services and expenses of independent legal counsel to the Trustees who are not “interested persons” (as such term is defined under Section 2(a)(19) of the 1940 Act) of the Funds (the “Disinterested Trustees”) and further excluding any charges for services and expenses of the Fund’s legal counsel and independent auditors in connection with nonrecurring and extraordinary expenses of the type described in Section 2.2.4 herein. In addition, all audit and tax return related charges and expenses;

2.	Paragraph 2.2.4 of the Agreement is hereby deleted and replaced in its entirety with the following:

2.2.4 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise, including, but not limited to, the costs of actions, suits, or proceedings to which a Fund is a party, the expenses a Fund may incur as a result of its legal obligation to provide indemnification to the Trust’s officers, Trustees and agents, the costs associated with one-time transactions, such as terminating or merging a Fund, and any other expenses as approved by the Board of Trustees;

In Witness Whereof, the Administrator and the Trust have caused this Amendment to be executed as of September 5, 2013, effective as of September 5, 2013.

JNL Series Trust	Jackson National Asset Management, LLC

By: /s/ Kristen K. Leeman______________________	By: __/s/ Mark D. Nerud______________________________
Name: Kristen K. Leeman	Name: Mark D. Nerud
Title: Assistant Secretary	Title: President and CEO
E-16

Amendment to

Amended and Restated Administration Agreement

Between JNL Series Trust and

Jackson National Asset Management, LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company (“Administrator”), and JNL Series Trust, a Massachusetts business trust (“Trust”).

Whereas, the Trust and the Administrator entered into an Amended and Restated Administration Agreement effective as of July 1, 2013, as amended September 5, 2013, September 16, 2013 and April 28, 2014 (“Agreement”), whereby the Administrator agreed to perform certain administrative services to several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 15. “Term of Agreement”.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Delete Section 15. “Term of Agreement” in its entirety, and replace it with the following:

15. Term Of Agreement

This Agreement will become effective as to the Trust upon execution or, if later, the date that initial capital for the Trust is first provided to it and, unless sooner terminated as provided herein, will continue in full force and effect for two years from the date of its execution. With regard to any Fund added to the Trust by execution of an Addendum to Schedule A, the term of this Agreement shall begin on the date of such execution. Thereafter, if not terminated as to a Fund, this Agreement will continue as to each Fund from year to year through September 30th of each successive year, provided that such continuation is specifically approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Fund with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by a vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Fund by the vote of a majority of the outstanding voting securities of that Fund, or by the Trustees which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Fund notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Fund, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole. However, the addition or deletion of a Fund reflecting changes that have been formally approved by resolution by the Board of Trustees will not require approval of an amendment to this Agreement by the Board of Trustees.

In Witness Whereof, the Administrator and the Trust have caused this Amendment to be executed as of this 6th day of June 2014, effective June 4, 2014.

JNL Series Trust	Jackson National Asset Management, LLC

By: /s/ Kristen K. Leeman____________________	By: __/s/ Mark D. Nerud_________________________
Name: Kristen K. Leeman	Name: Mark D. Nerud
Title: Assistant Secretary	Title: President and CEO

E-17

Amendment to

Amended and Restated Administration Agreement

Between JNL Series Trust and

Jackson National Asset Management, LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company (the “Administrator”), and JNL Series Trust, a Massachusetts business trust (the “Trust”).

Whereas, the Trust and the Administrator (the “Parties”) entered into an Amended and Restated Administration Agreement effective as of July 1, 2013, as amended (the “Agreement”), whereby the Administrator agreed to provide certain administrative services to several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the Parties have agreed to amend the following section of the Agreement, effective January 1, 2019:

Section 1. “Services of the Administrator”

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Under Section 1. “Services of the Administrator,” a new sub-sub-section 1.1.7 shall be added to the Agreement, as follows:

1.1.7	Foreign Tax Reclaims. The Administrator will incur all fees, costs and expenses, direct or indirect (without any recourse to the Funds) associated with the conversions from Regulated Investment Companies to Partnerships. With respect to Funds with foreign tax reclaims, the Administrator also will make up-front payments from time-to-time as agreed to with and under the terms outlined in the framework presented to the Funds’ Board of Trustees.

2)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Administrator and the Trust have caused this Amendment to be executed, effective January 1, 2019.

JNL Series Trust		Jackson National Asset Management, LLC

By:	/s/ Kristen K. Leeman	By:	/s/ Mark D. Nerud
Name:	Kristen K. Leeman	Name:	Mark D. Nerud
Title:	Assistant Secretary	Title:	President and CEO

E-18

Amendment to

Amended and Restated Administration Agreement

Between JNL Series Trust and

Jackson National Asset Management, LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company (the “Administrator”), and JNL Series Trust, a Massachusetts business trust (the “Trust”).

Whereas, the Trust and the Administrator (the “Parties”) entered into an Amended and Restated Administration Agreement effective as of July 1, 2013, as amended (the “Agreement”), whereby the Administrator agreed to provide certain administrative services to several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved fee changes for certain Funds, as outlined below, effective April 29, 2019 (collectively, the “Fee Changes”):

Fee Changes

1)	JNL/American Funds Balanced Fund;
2)	JNL/American Funds Blue Chip Income and Growth Fund;
3)	JNL/American Funds Capital Income Builder Fund;
4)	JNL/American Funds Global Bond Fund;
5)	JNL/American Funds Global Small Capitalization Fund;
6)	JNL/American Funds Growth-Income Fund;
7)	JNL/American Funds International Fund;
8)	JNL/American Funds New World Fund;
9)	JNL/Vanguard Capital Growth Fund;
10)	JNL/Vanguard Equity Income Fund;
11)	JNL/Vanguard International Fund; and
12)	JNL/Vanguard Small Company Growth Fund.

Whereas, the Board has approved the removal of the following funds, and each fund’s respective Cayman Islands subsidiary, from Schedule C of the Agreement, effective April 29, 2019 (collectively, the “Cayman Removals”):

1)	Fund: JNL/AB Dynamic Asset Allocation Fund

Cayman Islands subsidiary: JNL/AB Dynamic Asset Allocation Fund Ltd.;

2)	Fund: JNL/AQR Managed Futures Strategy Fund

Cayman Islands subsidiary: JNL/AQR Managed Futures Strategy Fund Ltd.; and

3)	Fund: JNL/BlackRock Global Allocation Fund

Cayman Islands subsidiary: JNL/BlackRock Global Allocation Fund Ltd.

Whereas, pursuant to Board approval of the Fee Changes and Cayman Removals, as outlined above, the Parties have agreed to amend the Agreement, effective April 29, 2019, to update certain administration fees for certain Funds, as outlined above, in Schedule B; and to update the list in Schedule C of the Agreement for Cayman Islands subsidiaries.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 29, 2019, attached hereto.

2)	Schedule C to the Agreement is hereby deleted and replaced in its entirety with Schedule C dated April 29, 2019, attached hereto.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

E-19

In Witness Whereof, the Administrator and the Trust have caused this Amendment to be executed, effective April 29, 2019.

JNL Series Trust		Jackson National Asset Management, LLC

By:	/s/ Kristen K. Leeman	By:	/s/ Mark D. Nerud
Name:	Kristen K. Leeman	Name:	Mark D. Nerud
Title:	Assistant Secretary	Title:	President and CEO

E-20

Schedule B

Dated April 29, 2019

Class A Shares and Class I Shares

Funds	Assets	Fee
JNL/American Funds Balanced Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds Blue Chip Income and Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds Capital Income Builder Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds Global Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds Global Small Capitalization Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds Growth-Income Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds International Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds New World Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL Aggressive Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Moderate Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Institutional Alt 25 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Institutional Alt 50 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Multi-Manager Alternative Fund	$0 to $3 billion Assets over $3 billion	.20% .18%
JNL Multi-Manager International Small Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Multi-Manager Mid Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Multi-Manager Small Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL Multi-Manager Small Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/AB Dynamic Asset Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds Moderate Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/AQR Large Cap Relaxed Constraint Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
E-21

Funds	Assets	Fee
JNL/AQR Managed Futures Strategy Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Global Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Global Natural Resources Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Large Cap Select Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Boston Partners Global Long Short Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Causeway International Value Select Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/ClearBridge Large Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Crescent High Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DFA Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DFA Moderate Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DFA U.S. Core Equity Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/DoubleLine® Core Fixed Income Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/First State Global Infrastructure Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/FPA + DoubleLine® Flexible Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Founding Strategy Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Franklin Templeton Global Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Global Multisector Bond Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Income Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Franklin Templeton International Small Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Mutual Shares Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Goldman Sachs Core Plus Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
E-22

Funds	Assets	Fee
JNL/Goldman Sachs Emerging Markets Debt Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/GQG Emerging Markets Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Harris Oakmark Global Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Heitman U.S. Focused Real Estate Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco China-India Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Diversified Dividend Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Global Real Estate Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco International Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Small Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/JPMorgan Hedged Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/JPMorgan MidCap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Lazard Emerging Markets Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Loomis Sayles Global Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital 10 x 10 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Mellon Capital Bond Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Capital Consumer Staples Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Emerging Markets Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital European 30 Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Index 5 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Mellon Capital Industrials Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital International Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Materials Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
E-23

Funds	Assets	Fee
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Pacific Rim 30 Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Real Estate Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital S&P 400 MidCap Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Capital S&P 500 Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL S&P 500 Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Capital S&P 1500 Growth Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital S&P 1500 Value Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Small Cap Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Capital Utilities Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Morningstar Wide Moat Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/MFS Mid Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Neuberger Berman Strategic Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Oppenheimer Emerging Markets Innovator Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Oppenheimer Global Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PIMCO Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PIMCO Real Return Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Floating Rate Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PPM America High Yield Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Mid Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Small Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Total Return Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Value Equity Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
E-24

Funds	Assets	Fee
JNL/Scout Unconstrained Bond Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Established Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price Managed Volatility Balanced Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Westchester Capital Event Driven Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/WMC Balanced Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/WMC Government Money Market Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/WMC Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P 4 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Competitive Advantage Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P Dividend Income & Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P International 5 Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/S&P Intrinsic Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P Managed Aggressive Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Managed Conservative Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Managed Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Managed Moderate Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Managed Moderate Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Mid 3 Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P Total Yield Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Vanguard Capital Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
E-25

Funds	Assets	Fee
JNL/Vanguard Equity Income Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/Vanguard Global Bond Market Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Growth ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard International Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/Vanguard International Stock Market Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Moderate ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Moderate Growth ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Small Company Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/Vanguard U.S. Stock Market Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%

E-26

Schedule C

Dated April 29, 2019

(List of Adviser’s Administration Agreements with Funds’ Subsidiaries)

Fund	Subsidiary *

JNL Multi-Manager Alternative Fund (for the portion of assets managed by Boston Partners Global Investors, Inc.)	JNL Multi-Manager Alternative Fund (Boston Partners) Ltd.

* The Administrator has entered into an Administration Agreement with the subsidiary, which is wholly owned by the Fund listed opposite its name, pursuant to which the subsidiary is obligated to pay an administration fee to the Administrator in the same amount as set forth in Schedule B for its parent Fund.

E-27

Amendment to

Amended and Restated Administration Agreement

Between JNL Series Trust and

Jackson National Asset Management, LLC

        This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company (the “Administrator”), and JNL Series Trust, a Massachusetts business trust (the “Trust”).

Whereas, the Trust and the Administrator (the “Parties”) entered into an Amended and Restated Administration Agreement effective as of July 1, 2013, as amended (the “Agreement”), whereby the Administrator agreed to provide certain administrative services to several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the Board of Trustees of the Trust has approved, and the Parties have agreed to amend Section 2.1.7 and Section 2.2.3 of the Agreement.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

  Section 2.1.7 of the Agreement is hereby deleted and replaced, in its entirety, with the following:

“2.1.7 Legal and Accounting Fees. All charges for routine, day-to-day services and expenses of the Fund’s legal counsel and independent auditors excluding, however, the charges for services and expenses of independent legal counsel to the Trustees who are not “interested persons” (as such term is defined under Section 2(a)(19) of the 1940 Act) of the Funds (the “Disinterested Trustees”) and further excluding any charges for services and expenses of the Fund’s legal counsel and independent auditors in connection with nonrecurring and extraordinary expenses of the type described in Section 2.2.4 herein. In addition, all audit and tax return related charges and expenses, except as set forth in Section 2.2.3 herein;”

2.	Section 2.2.3 of the Agreement is hereby deleted and replaced, in its entirety, with the following:

“2.2.3 Taxes. All taxes or governmental fees (including stamp or other transfer taxes) or accounting related services payable by or with respect to a Fund to federal, state or other governmental agencies, domestic or foreign, or to a professional tax services firm in a foreign market; provided that such services are not attributable to a Fund’s conversion from a Regulated Investment Company to a Partnership;”

In Witness Whereof, the Parties have caused this Amendment to be executed, effective as of February 28, 2020.

JNL Series Trust		Jackson National Asset Management, LLC

By:	/s/ Kristen K. Leeman	By:	/s/ Mark D. Nerud
Name:	Kristen K. Leeman	Name:	Mark D. Nerud
Title:	Assistant Secretary	Title:	President and CEO

E-28

Amendment to

Amended and Restated Administration Agreement

Between JNL Series Trust and

Jackson National Asset Management, LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company (the “Administrator”), and JNL Series Trust, a Massachusetts business trust (the “Trust”).

Whereas, the Trust and the Administrator (the “Parties”) entered into an Amended and Restated Administration Agreement effective as of July 1, 2013, as amended (the “Agreement”), whereby the Administrator agreed to provide certain administrative services to several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved (i) four new Funds of the Trust (each, a “New Fund” and collectively, the “New Funds”), (ii) mergers for 19 Funds of the Trust into other Funds of the Trust (each, a “Merged Fund” and collectively, the “Merged Funds”), (iii) fund name changes for eight Funds of the Trust (the “Fund Name Changes”), (iv) fee changes for four Funds of the Trust (the “Fee Changes”), and (v) the addition of a footnote to fees for five Funds of the Trust (the “Fee Footnote”), as outlined below, effective April 26, 2021:

New Funds

1)	JNL U.S. Large Cap Index Fund;

2)	JNL/American Funds® Bond Fund of America Fund;

3)	JNL/Baillie Gifford U.S. Equity Growth Fund; and

4)	JNL/Morningstar PitchBook Listed Private Equity Index Fund.

Merged Funds

1)	JNL/AQR Large Cap Relaxed Constraint Equity Fund;

2)	JNL/AQR Managed Futures Strategy Fund;

3)	JNL/Boston Partners Global Long Short Equity Fund;

4)	JNL/DFA Growth Allocation Fund;

5)	JNL/DFA Moderate Growth Allocation Fund;

6)	JNL/Franklin Templeton International Small Cap Fund;

7)	JNL/Goldman Sachs Competitive Advantage Fund;

8)	JNL/Goldman Sachs Dividend Income & Growth Fund;

9)	JNL/Goldman Sachs International 5 Fund;

10)	JNL/Goldman Sachs Intrinsic Value Fund;

11)	JNL/Goldman Sachs Total Yield Fund;

12)	JNL/Mellon Index 5 Fund;

13)	JNL/PPM America Small Cap Value Fund;

14)	JNL/RAFI® Fundamental Asia Developed Fund;

15)	JNL/RAFI® Fundamental Europe Fund;

16)	JNL/Vanguard Capital Growth Fund;

17)	JNL/Vanguard Global Bond Market Index Fund;

18)	JNL/Vanguard International Stock Market Index Fund; and

19)	JNL/Vanguard Small Company Growth Fund.

Fund Name Changes

1)	JNL/American Funds® Blue Chip Income and Growth Fund change to JNL/American Funds® Washington Mutual Investors Fund;

2)	JNL/First State Global Infrastructure Fund change to JNL/First Sentier Global Infrastructure Fund;

3)	JNL/Invesco Global Real Estate Fund change to JNL/WMC Global Real Estate Fund (in connection with an investment sub-adviser replacement, as approved by the Board);

4)	JNL/JPMorgan Growth & Income Fund change to JNL/JPMorgan U.S. Value Fund.

5)	JNL/Mellon MSCI World Index Fund change to JNL/Mellon World Index Fund;

6)	JNL/Vanguard Equity Income Fund change to JNL/WMC Equity Income Fund (in connection with the conversion from a feeder fund to a sub-advised fund, as approved by the Board);

E-29

7)	JNL/Vanguard International Fund change to JNL/Baillie Gifford International Growth Fund (in connection with the conversion from a feeder fund to a sub-advised fund, as approved by the Board); and

8)	JNL/Vanguard U.S. Stock Market Index Fund change to JNL/Mellon U.S. Stock Market Index Fund (in connection with the conversion from a Fund of Funds to a sub-advised index fund, as approved by the Board).

Fee Changes

1)	JNL/Baillie Gifford International Growth Fund;

2)	JNL/Goldman Sachs 4 Fund;

3)	JNL/Mellon U.S. Stock Market Index Fund; and

4)	JNL/WMC Equity Income Fund.

Fee Footnote

1)	JNL/Mellon Bond Index Fund;

2)	JNL/Mellon Emerging Markets Index Fund;

3)	JNL/Mellon International Index Fund;

4)	JNL/Mellon S&P 400 MidCap Index Fund; and

5)	JNL/Mellon Small Cap Index Fund.

Whereas, pursuant to Board approval of the changes, as outlined above, the Parties have agreed to amend Schedule A and Schedule B of the Agreement to add each New Fund and each New Fund’s respective investment advisory fees, to remove the Merged Funds and each Merged Fund’s respective investment advisory fees, to update the names of certain Funds pursuant to the Fund Name Changes, to update administration fees for certain Funds pursuant to the Fee Changes, and to add a Fee Footnote for certain Funds, effective April 26, 2021.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced, in its entirety, with Schedule A dated April 26, 2021, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced, in its entirety, with Schedule B dated April 26, 2021, attached hereto.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Administrator and the Trust have caused this Amendment to be executed, effective April 26, 2021.

JNL Series Trust		Jackson National Asset Management, LLC
By:		By:
Name:	Kristen K. Leeman	Name:	Mark D. Nerud
Title:	Assistant Secretary	Title:	President and CEO

E-30

Schedule A

Dated April 26, 2021

(List of Funds)

Funds

JNL/American Funds® Balanced Fund
JNL/American Funds® Bond Fund of America Fund
JNL/American Funds® Capital Income Builder Fund
JNL/American Funds® Capital World Bond Fund
JNL/American Funds® Global Growth Fund
JNL/American Funds® Global Small Capitalization Fund
JNL/American Funds® Growth Fund
JNL/American Funds® Growth-Income Fund
JNL/American Funds® International Fund
JNL/American Funds® New World Fund
JNL/American Funds® Washington Mutual Investors Fund
JNL Aggressive Growth Allocation Fund
JNL Conservative Allocation Fund
JNL Growth Allocation Fund
JNL iShares Tactical Growth Fund
JNL iShares Tactical Moderate Fund
JNL iShares Tactical Moderate Growth Fund
JNL Moderate Allocation Fund
JNL Moderate Growth Allocation Fund
JNL Multi-Manager Alternative Fund
JNL Multi-Manager Emerging Markets Equity Fund
JNL Multi-Manager International Small Cap Fund
JNL Multi-Manager Mid Cap Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund
JNL U.S. Large Cap Index Fund
JNL/American Funds® Growth Allocation Fund
JNL/American Funds® Moderate Growth Allocation Fund
JNL/AQR Large Cap Defensive Style Fund
JNL/Baillie Gifford International Growth Fund
JNL/Baillie Gifford U.S. Equity Growth Fund
JNL/BlackRock Advantage International Fund
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Global Natural Resources Fund
JNL/BlackRock Large Cap Select Growth Fund
JNL/Causeway International Value Select Fund
JNL/ClearBridge Large Cap Growth Fund
JNL/DFA International Core Equity Fund
JNL/DFA U.S. Core Equity Fund
JNL/DFA U.S. Small Cap Fund
E-31

Funds

JNL/DoubleLine® Core Fixed Income Fund
JNL/DoubleLine® Emerging Markets Fixed Income Fund
JNL/DoubleLine® Shiller Enhanced CAPE® Fund
JNL/DoubleLine® Total Return Fund
JNL/Fidelity Institutional Asset Management® Total Bond Fund
JNL/First Sentier Global Infrastructure Fund
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Growth Allocation Fund
JNL/Franklin Templeton Income Fund
JNL/Goldman Sachs 4 Fund
JNL/Goldman Sachs Managed Aggressive Growth Fund
JNL/Goldman Sachs Managed Conservative Fund
JNL/Goldman Sachs Managed Growth Fund
JNL/Goldman Sachs Managed Moderate Fund
JNL/Goldman Sachs Managed Moderate Growth Fund
JNL/GQG Emerging Markets Equity Fund
JNL/Harris Oakmark Global Equity Fund
JNL/Heitman U.S. Focused Real Estate Fund
JNL/Invesco Diversified Dividend Fund
JNL/Invesco Global Growth Fund
JNL/Invesco International Growth Fund
JNL/Invesco Small Cap Growth Fund
JNL/JPMorgan Global Allocation Fund
JNL/JPMorgan Hedged Equity Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/JPMorgan U.S. Value Fund
JNL/Lazard International Strategic Equity Fund
JNL/Loomis Sayles Global Growth Fund
JNL/Lord Abbett Short Duration Income Fund
JNL/Mellon Bond Index Fund
JNL/Mellon Communication Services Sector Fund
JNL/Mellon Consumer Discretionary Sector Fund
JNL/Mellon Consumer Staples Sector Fund
JNL/Mellon DowSM Index Fund
JNL/Mellon Emerging Markets Index Fund
JNL/Mellon Energy Sector Fund
JNL/Mellon Equity Income Fund
JNL/Mellon Financial Sector Fund
JNL/Mellon Healthcare Sector Fund
JNL/Mellon Industrials Sector Fund
JNL/Mellon Information Technology Sector Fund
JNL/Mellon International Index Fund
E-32

Funds

JNL/Mellon Materials Sector Fund
JNL/Mellon MSCI KLD 400 Social Index Fund
JNL/Mellon Nasdaq® 100 Index Fund
JNL/Mellon Real Estate Sector Fund
JNL/Mellon S&P 400 MidCap Index Fund
JNL/Mellon S&P 500 Index Fund
JNL S&P 500 Index Fund
JNL/Mellon Small Cap Index Fund
JNL/Mellon U.S. Stock Market Index Fund
JNL/Mellon Utilities Sector Fund
JNL/Mellon World Index Fund
JNL/Morningstar PitchBook Listed Private Equity Index Fund
JNL/Morningstar Wide Moat Index Fund
JNL/MFS Mid Cap Value Fund
JNL/Neuberger Berman Commodity Strategy Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/PIMCO Income Fund
JNL/PIMCO Investment Grade Credit Bond Fund
JNL/PIMCO Real Return Fund
JNL/PPM America Floating Rate Income Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Total Return Fund
JNL/RAFI® Fundamental U.S. Small Cap Fund
JNL/RAFI® Multi-Factor U.S. Equity Fund
JNL/T. Rowe Price Balanced Fund
JNL/T. Rowe Price Capital Appreciation Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price U.S. High Yield Fund
JNL/T. Rowe Price Value Fund
JNL/Westchester Capital Event Driven Fund
JNL/WCM Focused International Equity Fund
JNL/WMC Balanced Fund
JNL/WMC Equity Income Fund
JNL/WMC Global Real Estate Fund
JNL/WMC Government Money Market Fund
JNL/WMC Value Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund

E-33

Schedule B

Dated April 26, 2021

Class A Shares and Class I Shares

Funds	Assets	Fee
JNL/American Funds® Balanced Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Bond Fund of America Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Capital Income Builder Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Capital Word Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Global Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Global Small Capitalization Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Growth-Income Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® International Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® New World Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Washington Mutual Investors Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL Aggressive Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Conservative Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL iShares Tactical Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL iShares Tactical Moderate Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL iShares Tactical Moderate Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Moderate Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Moderate Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Multi-Manager Alternative Fund	$0 to $3 billion Assets over $3 billion	.20% .18%
JNL Multi-Manager Emerging Markets Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Multi-Manager International Small Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
E-34

Funds	Assets	Fee
JNL Multi-Manager Mid Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Multi-Manager Small Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL Multi-Manager Small Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL U.S. Large Cap Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/American Funds® Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds® Moderate Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/AQR Large Cap Defensive Style Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Baillie Gifford International Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Baillie Gifford U.S. Equity Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Advantage International Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Global Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Global Natural Resources Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Large Cap Select Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Causeway International Value Select Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/ClearBridge Large Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DFA International Core Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DFA U.S. Core Equity Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/DFA U.S. Small Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DoubleLine® Core Fixed Income Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DoubleLine® Total Return Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/Fidelity Institutional Asset Management® Total Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
E-35

Funds	Assets	Fee
JNL/First Sentier Global Infrastructure Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Global Multisector Bond Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% . 13%
JNL/Franklin Templeton Income Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Goldman Sachs 4 Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Goldman Sachs Managed Aggressive Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Goldman Sachs Managed Conservative Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Goldman Sachs Managed Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Goldman Sachs Managed Moderate Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Goldman Sachs Managed Moderate Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/GQG Emerging Markets Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Harris Oakmark Global Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Heitman U.S. Focused Real Estate Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Diversified Dividend Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Global Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco International Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Small Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/JPMorgan Global Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/JPMorgan Hedged Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/JPMorgan MidCap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/JPMorgan U.S. Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Lazard International Strategic Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
E-36

Funds	Assets	Fee
JNL/Loomis Sayles Global Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Lord Abbett Short Duration Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Bond Index Fund	$0 to $3 billion1 Assets over $3 billion[1]	.10%[1] .09%[1]
JNL/Mellon Communication Services Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Consumer Discretionary Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Consumer Staples Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon DowSM Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Emerging Markets Index Fund	$0 to $3 billion[1] Assets over $3 billion[1]	.15%[1] .13%[1]
JNL/Mellon Energy Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Equity Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Financial Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Healthcare Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Industrials Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Information Technology Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon International Index Fund	$0 to $3 billion[1] Assets over $3 billion[1]	.15%[1] .13%[1]
JNL/Mellon Materials Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon MSCI KLD 400 Social Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Nasdaq® 100 Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Real Estate Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon S&P 400 MidCap Index Fund	$0 to $3 billion[1] Assets over $3 billion[1]	.10%[1] .09%[1]
JNL/Mellon S&P 500 Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL S&P 500 Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Small Cap Index Fund	$0 to $3 billion[1] Assets over $3 billion[1]	.10%[1] .09%[1]
E-37

Funds	Assets	Fee
JNL/Mellon U.S. Stock Market Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Utilities Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon World Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Morningstar PitchBook Listed Private Equity Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Morningstar Wide Moat Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/MFS Mid Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Neuberger Berman Commodity Strategy Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Neuberger Berman Strategic Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PIMCO Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PIMCO Investment Grade Credit Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/PIMCO Real Return Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Floating Rate Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PPM America High Yield Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Total Return Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/RAFI® Fundamental U.S. Small Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/RAFI® Multi-Factor U.S. Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Capital Appreciation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Established Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price Balanced Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price U.S. High Yield Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
E-38

Funds	Assets	Fee
JNL/Westchester Capital Event Driven Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/WCM Focused International Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/WMC Balanced Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/WMC Equity Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/WMC Global Real Estate Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/WMC Government Money Market Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/WMC Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Vanguard Growth ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Moderate ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Moderate Growth ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%

________________________________________________________

1 The fee for these funds is based on total net assets of the associated master fund.

E-39